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                                                                   EXHIBIT 10.16



         THIS LEASE ("Lease") entered into as of the 4th day of November, 1999, between 233 BROADWAY OWNERS LLC, a New York limited liability company, with an office c/o The Witkoff Group LLC, 220 East 42nd Street, New York, New York 10017 ("Landlord") and ORGANIC INC., a Delaware corporation, with an office at 510 Third Street, 5th Floor, San Francisco, California 94107 ("Tenant").

                          FUNDAMENTAL LEASE PROVISIONS

         Landlord shall lease the Premises (as hereinafter defined) to Tenant, and Tenant shall let the Premises from Landlord, pursuant to the following Fundamental Lease Provisions:

Premises:               The Premises shall consist of the following areas upon
                        delivery of such areas to Tenant in accordance with the provisions of Section 7.1(b):

                        (i) the entire thirteenth (13th) floor consisting of 27,845 rentable square feet and marked on the drawing attached hereto as Exhibit A-1;

                        (ii) the entire fourteenth (14th) floor consisting of 26,976 rentable square feet and marked on the drawing attached hereto as Exhibit A-2;

                        (iii) the entire fifteenth (15th) floor consisting of
                              28,098 rentable square feet and marked on the drawing attached hereto as Exhibit A-3;

                        (iv) the entire sixteenth (16th) floor consisting of 28,098 rentable square feet and marked on the drawing attached hereto as Exhibit A-4;

                        (v) approximately 4,000 rentable square feet located on the eighteenth (18th) floor, and

                        (vi) a portion of the roof shown at a location to be designated (subject to the reasonable approval of Landlord and Tenant) sufficient to allow Tenant to install a satellite antenna.

                        All of the foregoing located at 233 Broadway, New York, New York, excluding all vertical penetrations, subject to expansion pursuant to Article 38.



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Rentable Area
of Premises:            On the Lease Commencement Date, 110,017 rentable square
                        feet, which area is composed of 27,845 rentable square feet on the thirteenth floor, 26,976 rentable square feet on the fourteenth floor, 28,098 rentable square feet on the fifteenth floor, and 28,098 rentable square feet on the sixteenth floor, subject to expansion pursuant to the provisions of Article 38. The space located on the eighteenth floor as long as such space is used as storage space, shipping, receiving or a mailroom, and the roof space, shall not be included within the Rentable Area of the Premises.

Lease Commencement
Date: Subject to the provisions set forth in Article 40, the first day following the occurrence of the following events: (i) the date that Landlord and Tenant have both executed this Lease; (ii) Landlord's lender shall have approved this Lease; and (iii) Landlord, Landlord's lender and Tenant have executed a subordination, nondisturbance and attornment agreement substantially in the form attached hereto as Exhibit B.

Term: The period of years (or any portion thereof) commencing on the Base Rent Commencement Date and ending, unless otherwise terminated in accordance with the terms hereof, on the Expiration Date, as same may be extended pursuant to the provisions of Section 2.4 or with respect to the eighteenth floor, sooner as more particularly set forth in Article 39.

Base Rent
Commencement Date:      The first day following the sixth (6th) month
                        anniversary of Tenant's completion of Tenant's Work, provided, however, the Base Rent shall commence no later than the first day following the ninth (9th) month anniversary of the Beneficial Occupancy Date. The aforesaid date shall be extended on the basis of (i) one day of extension for each day that the Base Rent is abated under this Lease prior to the Base Rent
                        Commencement Date for Tenant or (ii) one day of extension for each day of delay deemed to be a Landlord
                        Delay.

Base Rent:              The Base Rent for the Premises (other than the storage
                        space and the roof space) shall be as follows:



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                        (i)   For each Lease Year during the period commencing
                              on the Base Rent Commencement Date through the fifth (5th) anniversary of the Base Rent Commencement Date, $30.00 multiplied by the Rentable Area of the Premises;

                        (ii) For each Lease Year during the period commencing on the first day following the fifth (5th) anniversary of the Base Rent Commencement Date through the tenth (10th) anniversary of the Base Rent Commencement Date, $32.50 multiplied by the Rentable Area of the Premises; and

                        (iii) For each Lease Year during the period commencing
                              on the first day following the tenth (10th) anniversary of the Base Rent Commencement Date through the fifteenth (15th) anniversary of the Base Rent Commencement Date, $35.00 multiplied by the Rentable Area of the Premises.

                        The Base Rent for the eighteenth floor storage space shall be as follows:

                        (i) For each Lease Year during the period commencing on the Base Rent Commencement Date through April 30, 2003, $15.00 multiplied by the rentable area of the eighteenth floor storage space.

                        There shall be no Base Rent due and payable for the roof space.

                        The base rent for any storage space leased pursuant to
                        Section 2.6 shall be fifty percent (50%) of the then existing Base Rent (adjusted as and when Base Rent is adjusted under this Lease).

                        The Base Rent for each Lease Year shall be payable in twelve (12) equal monthly installments.

                        The Base Rent for the Renewal Term shall be determined pursuant to the provisions of Section 2.4.

                        The aforesaid Base Rent is not applicable to any expansion space leased pursuant to the provisions of
                        Article 38. The Base Rent for such expansion space shall be as set forth in Article 38.



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                        To the extent that delivery of possession of any such
                        floor is delayed as a result of a Landlord Delay, with respect to the particular floor for which possession is delayed, the Base Rent Commencement Date will be delayed one additional day for each day of delay (i.e. if Landlord delays delivery of such space for 30 days, the rent abatement period shall be 13 months from the Beneficial Occupancy Date rather than 12 months).

Tenant Improvement
Allowance:              The Tenant Improvement Allowance shall equal $40.50
                        multiplied by the Rentable Area of the Premises.

                        With respect to the roof and storage space, there shall be no Tenant Improvement Allowance.

                        The aforesaid amounts shall be advanced by Landlord to Tenant in accordance with the provisions of Section 7.6.

Beneficial Occupancy
Date:                   As defined in Section 7.3(a).

Tenant's Proportionate
Share:                  12.22%.

                        Tenant's Proportionate Share shall be subject to increase pursuant to the provisions of Article 38 and decrease pursuant to the provisions of Section 5.11.

Security Deposit:       None.

Permitted Use:          General and administrative office use, which may include
                        a cafeteria, telecommunications facilities, data services, conference center, mail or other commonly used facilities of Tenant for use for Tenant's employees and such ancillary uses which are consistent with the Class
                        A nature of the Building and which are compatible with general and administrative office use.

Tenant's Notice
Address/Contact:        Organic, Inc.
                        510 Third Avenue, 5th Floor
                        San Francisco, California
                        Attention: Colleen Brennan
                        Telephone: (___) __________
                        Telecopy: (___) __________

                        with copies to:



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                        Organic, Inc.
                        71 West 23rd Street
                        New York, New York
                        Attention: Kate Swan
                        Telephone: (___) __________
                        Telecopy: (___) __________

                        Davis & Gilbert LLP
                        1740 Broadway
                        New York, New York 10019
                        Attention: Chairperson, Real Estate Department
                        Telephone: (212) 468-4800
                        Telecopy: (212) 468-4888

                        and

                        Omnicom Group Inc.
                        437 Madison Avenue
                        New York, New York 10022
                        Attention: Legal Department
                        Telephone: (212) 415-3600
                        Telecopy: (212) 415-3530

Landlord's Notice
Address/Contact:        233 Broadway Owners LLC
                        c/o The Witkoff Group LLC
                        220 East 42nd Street
                        New York, New York 10017
                        Attention: Mr. Steven C. Witkoff
                        Telephone: (212) 672-4770
                        Telecopy: (212) 672-4726

                        with copies to:

                        The Witkoff Group LLC
                        220 East 42nd Street
                        New York, New York 10017
                        Attention: James F. Stomber, Jr.
                        Telephone: (212) 672-4770
                        Telecopy: (212) 672-3434

1. DEFINITIONS AND BASIC PROVISIONS.

         1.1 Fundamental Lease Provisions. The Fundamental Lease Provisions set forth on pages 1 through 5, inclusive, (the "Fundamental Lease Provisions") shall be read in conjunction with all other provisions of this Lease applicable thereto. Each reference



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in this Lease to any of the Fundamental Lease Provisions shall be construed to incorporate all of the terms provided for under such provisions. If there is any conflict between any of the Fundamental Lease Provisions and any other provisions of this Lease, the latter shall control. The listing in the Fundamental Lease Provisions of monetary amounts payable by Tenant shall not be construed to be an exhaustive list of all monetary amounts payable by Tenant under this Lease.

         1.2 Definitions. In addition to other terms defined herein, the following terms shall have the meanings set forth herein unless the context otherwise requires:

                  1.2.1 "AAA" shall mean the American Arbitration Association and its successors.

                  1.2.2 "Abatement Application" shall mean Abatement Application as defined in Section 41.8(b).

                  1.2.3 "Actual LMP Benefits" shall mean Actual LMP Benefits as defined Section 41.5.

                  1.2.4 "ADA" shall mean ADA as defined in Section 38.5(a).

                  1.2.5 "Additional Rent" shall mean Tenant's Tax Payment, Tenant's Operating Payment and any and all other sums other than Base Rent due and payable by Tenant to Landlord under this Lease.

                  1.2.6 "Alterations" shall mean Alterations as defined in
Section 12.1.

                  1.2.7 "Applicable Laws" shall mean Applicable Laws as defined in Section 33.2(a).

                  1.2.8 "Application for Payment" shall mean Application for Payment as defined in Section 7.6(b).

                  1.2.9 "Approved Contractors" shall mean those contractors selected by Tenant and approved by Landlord, such approval not to be unreasonably withheld, delayed or conditioned.

                  1.2.10 "Assignment" shall mean Assignment as defined in
Section 19.1.

                  1.2.11 "Available for Leasing" shall mean Available for Leasing as defined in Section 43.2(e).

                  1.2.12 "Available Space" shall mean Available Space as defined in Section 43.2.

                  1.2.13 "Available Space Scheduled Date" shall mean Available Space Scheduled Date as defined in Section 43.2(b).



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                  1.2.14 "Bankruptcy Code" shall mean the Bankruptcy Code of
1978, as same may be amended.

                  1.2.15 "Base Operating Expenses" shall mean the Base Operating Expenses as defined in Section 5.1(a).

                  1.2.16 "Base Rent" shall mean the Base Rent as set forth in the Fundamental Lease Provisions.

                  1.2.17 "Base Rent Commencement Date" shall mean the Base Rent Commencement Date as defined in the Fundamental Lease Provisions.

                  1.2.18 "Base Tax Factor" shall mean Base Tax Factor as defined in Section 5.1(b).

                  1.2.19 "Beneficial Occupancy Date" shall mean the Beneficial Occupancy Date as defined in Section 7.3(a).

                  1.2.20 "Building" shall mean the building located on the Land and having the street address 233 Broadway, New York, New York.

                  1.2.21 "Business Hours" shall mean Business Hours as defined in Section 8.3.

                  1.2.22 "Calendar Year" shall mean Calendar Year as defined in
Section 5.1(f).

                  1.2.23 "Class E Life-Safety System" shall mean Class E Life-Safety System as defined in Section 11.2(a).

                  1.2.24 "Common Area" or "Common Areas" shall mean those areas of the Building, whether interior or exterior, open to the public, or all of the tenants of the Building and not leased to a particular tenant, including, but not limited to, the lobby of the Building.

                  1.2.25 "Condenser Water" shall mean Condenser Water as defined in Section 8.1(f).

                  1.2.26 "Effective Date" shall mean Effective Date as defined in Section 43.2(d).

                  1.2.27 "Election to Lease Notice" shall mean Election to Lease Notice as defined in Section 43.2(c).

                  1.2.28 "Electrical Rates" shall mean Electrical Rates as defined in Section 8.6(d).



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                  1.2.29 "Escalation Year" shall mean Escalation Year as defined in Section 5.1(d).

                  1.2.30 "Event of Default" shall mean an Event of Default as defined in Section 25.1.

                  1.2.31 "Existing Lease" shall mean Existing Lease as defined in Section 2.4.

                  1.2.32 "Expansion Space Tenant Improvement Allowance" shall mean Expansion Space Tenant Improvement Allowance as defined in Section 38.5(b).

                  1.2.33 "Expiration Date" shall mean 11:59 p.m., New York, New York time on the last day of the month in which the fifteenth (15th) anniversary of the Base Rent Commencement Date, subject to extension pursuant to the provisions of Section 2.5.

                  1.2.34 "External Shafts" shall mean External Shafts as defined in Section 7.2(b).

                  1.2.35 "Fair Market Rental Value" shall mean the annual rate or rates a prospective tenant would pay for rental of premises of comparable size and quality in similar office buildings in the area of the Building for a term comparable to the then remaining Term or renewal term, as the case may be, and otherwise on terms comparable to the terms and provisions of the Lease, provided that Fair Market Rental Value determined in connection with any renewal Term shall include the terms and conditions of this Lease for such renewal term, including brokerage commissions, if any, arising in connection therewith, and with respect to any expansion space, the other terms and conditions set forth in
Article 38. Fair Market Rental Value shall be determined upon the assumption that (i) the types or forms of rent which a landlord would be able to obtain in a new lease made under then-existing market conditions shall be similar to the forms of Rent provided for in Articles 4 and 5 and consist of a base rentable rate and additional rent payments based upon a tenant's proportionate share of real estate taxes, operating expenses and other charges and expenses payable by Tenant hereunder, (ii) any escalation for operating expenses will be based upon actual increases in operating costs, and (iii) the prospective tenant will accept the premises "as is" and will have the benefit of all improvements and installments which are the property of the Landlord within the Premises.

                  1.2.36 "First Party" shall mean First Party as defined in
Section 2.5(d).

                  1.2.37 "Force Majeure" shall mean Force Majeure as defined in
Section 37.7.

                  1.2.38 "Fundamental Lease Provisions" shall mean the Fundamental Lease Provisions as defined in Section 1.1.



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                  1.2.39 "Further Benefits" shall mean Further Benefits as
defined in Section 41.9.

                  1.2.40 "Further Cooperation" shall mean Further Cooperation as defined in Section 41.9.

                  1.2.41 "General Contractor" shall mean any licensed general contractor retained by Tenant and approved by Landlord, which contractor must be an Approved Contractor. Tenant shall give Landlord, Landlord's managing agent or their respective affiliates bona fide opportunities to bid on all of the Tenant's Work and all Alterations as a potential General Contractor and shall not discriminate against Landlord, Landlord's managing agent or their respective affiliates.

                  1.2.42 "Governmental Authorities" shall mean the United States, the State of New York, the City of New York and all political subdivisions thereof, and any agency, department, commission, board, bureau or instrumentality of any of them, now or hereafter having or claiming jurisdiction over the Premises.

                  1.2.43 "Hazardous Materials" shall mean Hazardous Materials as defined in Section 33.6.

                  1.2.44 "Holidays" shall mean Holidays as defined in Section
8.3.

                  1.2.45 "HVAC" shall mean HVAC as defined in Section 8.1(f).

                  1.2.46 "Index" shall mean the Consumer Price Index as measured by the U.S. Department of Labor revised Consumer Price Index for urban wage earners and clerical workers, New York-Northeastern N.J. region, all items figure, (1982-84 - 100) published by the Bureau of Labor Statistics, or if such index shall be ceased to be published, such comparable index reasonable selected by the Landlord and adjusted so as to fairly reflect increases in the cost of living.

                  1.2.47 "Insurance Requirements" shall mean Insurance Requirements as defined in Section 10.1.

                  1.2.48 "Land" shall mean the parcel of land more particularly described in Exhibit C annexed hereto.

                  1.2.49 "Landlord" shall mean 233 Broadway Owners LLC, a New York limited company, its successors or assigns.

                  1.2.50 "Landlord's Approval Criteria" shall mean Landlord's Approval Criteria as defined in Section 7.2(c).

                  1.2.51 "Landlord Delay" shall mean Landlord Delay as defined in Section 7.1(c).



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                  1.2.52 "Landlord's Restoration Work" shall mean Landlord's
Restoration Work as defined in Section 23.2.

                  1.2.53 "Landlord's Statement" shall mean Landlord's Statement as defined in Section 5.3(b).

                  1.2.54 "Landlord's Work" shall mean Landlord's Work as defined in Section 7.1(a).

                  1.2.55 "Landlord's Work Modifications" shall mean Landlord's Work Modifications as defined in Section 7.1(e).

                  1.2.56 "Lease" shall mean the Lease as defined in the first paragraph.

                  1.2.57 "Lease Commencement Date" shall mean the Lease Commencement Date as defined in the Fundamental Lease Provisions.

                  1.2.58 "Lease Notice" shall mean Lease Notice as defined in
Section 43.2(c).

                  1.2.59 "Lease Year" or "Lease Years" shall mean each twelve
(12) month period beginning on the Term Commencement Date and each twelve (12) month period thereafter beginning on the anniversary of the Term Commencement Date; provided, however, if the Term Commencement Date is a day other than the first day of a calendar, the first "Lease Year" shall include the number of days from the Lease Commencement Date through the last day of the calendar month in which the Lease Commencement Date occurs.

                  1.2.60 "Legal Requirements" shall mean Legal Requirements as defined in Section 10.1.

                  1.2.61 "LMP Abatement Benefits" shall mean LMP Abatement Benefits as defined in Section 41.3.

                  1.2.62 "Lower Manhattan Plan" shall mean Lower Manhattan Plan as defined in Section 4 1.1.

                  1.2.63 "Net Profits" shall mean Net Profits as defined in
Section 19.4(c).

                  1.2.64 "Notice" shall mean a Notice as defined in Section 3 1.1(b).

                  1.2.65 "Operating Expenses" shall mean Operating Expenses as defined in Section 5.1(e).

                  1.2.66 "Permitted Use" shall mean Permitted Use as defined in the Fundamental Lease Provisions.



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                  1.2.67 "Premises" shall mean the Premises as defined in the
Fundamental Lease Provisions.

                  1.2.68 "Prime Rate" shall mean the Prime Rate as defined in
Section 6.1.

                  1.2.69 "Related Corporation" shall mean any natural person, corporation, partnership, joint venture, association or other business or legal entity which directly or indirectly controls, is controlled by, or is under common control with Tenant or Omnicom Group Inc., but only for such period as such Related Corporation occupies the portion of the Premises (or the entire Premises, in the case of an Assignment) for any of the Permitted Uses and such Related Corporation continues to qualify as a Related Corporation, under the terms of this Lease. "Control" shall be deemed to mean ownership or control of not less than twenty-five percent (25%) of all of the outstanding voting stock of such corporation or not less than twenty-five percent (25%) of all of the legal and equitable interest in any other entity. For all purposes under this Lease, Omnicom Group Inc. shall be deemed to be a Related Corporation.

                  1.2.70 "Rent" shall include Base Rent and all Additional Rent and other sums required to be paid by Tenant to Landlord under this Lease.

                  1.2.71 "Rentable Area of the Premises" shall mean the Rentable Area of the Premises as defined in the Fundamental Lease Provisions.

                  1.2.72 "Rent Inclusion Date" shall mean Rent Inclusion Date as defined in Section 8.6(b).

                  1.2.73 "Right of First Offer" shall mean Right of First Offer as defined in Section 43.2(a).

                  1.2.74 "Second Party" shall mean Second Party as defined in
Section 2.5(d).

                  1.2.75 "Second Period" shall mean Second Period as defined in the Fundamental Lease Provisions.

                  1.2.76 "Security Area" shall mean Security Area as defined in
Section 3 5.1.

                  1.2.77 "Structural Alteration" shall mean an Alteration which
(i) affects a Building system (including, without limitation, utility, life safety, electrical, plumbing, sewage line and HVAC systems), (ii) affects the structural integrity of the Building, or (iii) involves a vertical penetration of the Building, including core drilling or other similar item.

                  1.2.78 "Substantially Completed" shall mean Substantially Completed as defined in Section 7.3(b).



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                  1.2.79 "Successor Landlord" shall mean a Successor Landlord as defined in Section 20.2.

                  1.2.80 "Sublease" shall mean a Sublease as defined in Section
19. 1.

                  1.2.81 "Superior Landlord" shall mean a Superior Landlord as defined in Section 20.1.

                  1.2.82 "Superior Lease" shall mean a Superior Lease as defined in Section 20.1.

                  1.2.83 "Superior Mortgage" shall mean a Superior Mortgage as defined in Section 20.1.

                  1.2.84 "Superior Mortgage" shall mean a Superior Mortgagee as defined in Section 20.1.

                  1.2.85 "Taxes" shall mean Taxes as defined in Section 5.1(g).

                  1.2.86 "Tax Year" shall mean Tax Year as defined in Section 5.1(c).

                  1.2.87 "Tenant" shall mean the Tenant as defined in Section
2.6.

                  1.2.88 "Tenant Delay" shall mean Tenant Delay as defined in
Section 7.1(b).

                  1.2.89 "Tenant Improvement Allowance" shall mean Tenant Improvement Allowance as defined in the Fundamental Lease Provisions.

                  1.2.90 "Tenant's Corridor Signs" shall mean Tenant's Corridor Signs as defined in Section 14.1.

                  1.2.91 "Tenant's Electric Consumption" shall mean Tenant's Electric Consumption as defined in Section 8.6(b).

                  1.2.92 "Tenant's Furnishings" shall mean Tenant's Furnishings as defined in Section 7.4(b).

                  1.2.93 "Tenant's Modifications" shall mean Tenant's Modifications as defined in Section 7.2(c).

                  1.2.94 "Tenant's Operating Payment" shall mean Tenant's Operating Payment as defined in Section 5.3(a).

                  1.2.95 "Tenant's Plans" shall mean the Tenant's Plans as defined in Section 7.2(c).

                  1.2.96 "Tenant's Proportionate Share" shall mean a fraction, expressed as a percentage, the numerator of which is the Rentable Area of the Premises



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(as same may be increased in accordance with the provisions of this Lease) and the denominator of which is 900,642. Tenant's Proportionate Share shall be calculated each time that the Rentable Area of the Premises changes.

                  1.2.97 "Tenant's Punch List Items" shall mean Tenant's Punch List Items as defined in Section 7.5.

                  1.2.98 "Tenant's Restoration Work" shall mean Tenant's Restoration Work as defined in Section 23.3.

                  1.2.99 "Tenant's Tax Payment" shall mean Tenant's Tax Payment as defined in Section 5.2(a).

                  1.2.100 "Tenant's Work" shall mean Tenant's Work as defined in
Section 7.2(a).

                  1.2.101 "Term" shall mean the Term as defined in the Fundamental Lease Provisions.

                  1.2.102 "Term Commencement Date" shall mean the Term Commencement Date as defined in the Fundamental Lease Provisions.

                  1.2.103 "Three Broker Method" shall mean three Broker Method as defined in Section 2.5(d).

                  1.2.104 "Year-End Statement" shall mean Year-End Statement as defined in Section 5.3(c).

2. LANDLORD'S AUTHORITY; PREMISES; TERM, RENEWAL.

         2.1 Landlord is the owner of the Land and the Building and Landlord represents and warrants that it has full right and authority to lease the Premises to Tenant and to otherwise enter into this Lease on the terms and conditions set forth herein.

         2.2 Landlord leases to Tenant, and Tenant leases from Landlord, the Premises, together with all improvements and appurtenances attached thereto or installed therein. All portions of the Premises shall be delivered by Landlord and Tenant in accordance with Section 7.1(b) herein.

         2.3 The term of this Lease shall commence on the Lease Commencement Date and end, unless otherwise terminated pursuant to the terms hereof, on the Expiration Date, both dates inclusive.

         2.4 (a) Provided no Event of Default under this Lease has occurred at the time Notice is given or at the expiration of the initial Term and that Tenant is in occupancy of the Premises at the expiration of the initial Term, Tenant shall have the right and option, to renew the Term for one (1) consecutive period of five (5) years. It shall also be a precondition to such renewal that Omnicom Group Inc. confirm in writing



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that the Guaranty of Lease (to the extent same has not terminated in accordance with its terms) has been extended to cover the renewal period, to reaffirm all of the terms and conditions of such Guaranty and to affirm that Omnicom has no defenses, offsets, or counterclaims to the enforcement of the Guaranty existing on the date of the reaffirmation. In the event Omnicom does not so reaffirm the Guaranty (to the extent same has not terminated in accordance with its terms), Tenant must deliver to Landlord a substitute guarantor, acceptable to Landlord in its sole discretion, who shall execute a substitute Guaranty of Lease in substantially the form attached hereto as Exhibit D. Tenant may exercise such option by giving Notice to Landlord of such exercise not less than thirteen (13) months prior to the expiration of the initial Term. In such Notice, Tenant shall specify whether Omnicom shall confirm its guaranty or shall specify the substitute guarantor (to the extent same has not terminated in accordance with its terms). If a substitute guarantor is required hereunder and is proposed, Tenant shall also simultaneously deliver to Landlord sufficient financial information to enable Landlord to judge the acceptability of such guarantor. The renewal Term shall commence immediately upon the expiration of the initial Term, and, upon the giving of such Notice and delivery of such extended guaranty from Omnicom or such substitute guaranty by a guarantor acceptable to Landlord, as the case may be, this Lease shall automatically be extended for the five (5) year period(s) and no instrument of renewal need be executed. At the time Tenant gives Notice of its election to renew, Tenant shall also specify in such Notice the full floors of the Premises which Tenant desires to continue its occupancy and those full floors which Tenant desires to vacate. Tenant's Notice of the floors it desires to occupy and to vacate, as the case may be, shall be irrevocable without Landlord's prior approval. Within sixty (60) days after receipt of Tenant's Notice, Landlord shall give Tenant Notice of the proposed Base Rent for the portion of the Premises being renewed and if a substitute guarantor is proposed, the acceptability of such substitute guarantor. In the event that Tenant fails to give such Notice to Landlord as herein provided or fails to obtain an extension of the Omnicom guaranty or fails to obtain a substitute guarantor which is acceptable to Landlord, as the case may be, this Lease shall automatically terminate at the end of the initial Term and Tenant shall have no further right or option to extend this Lease. Tenant's right to so extend the Term is personal to Organic or a Related Corporation and may not be exercised by any independent assignee (except a permitted assignee of the entire Premises) or subtenant.

                  (b) Tenant may exercise such renewal option for less than the entire Premises, provided, however, if Tenant is renewing this Lease for less than the entire Premises, Tenant may only renew this Lease:

                          (i) if Tenant occupies a full floor, for the entire
floor;

                          (ii) if Tenant occupies more than one full floor, for
contiguous full floors;

                          (iii) if Tenant occupies contiguous full floors in a
block of space, from the top or from the bottom of such block of space;

                        (iv) if Tenant occupies a portion of a floor, for that portion of such floor; and

                        (v) if Tenant occupies a full floor and a portion of a floor, for the entire floor and the portion of such floor so occupied by Tenant.

                  (c) The renewal Term shall be upon the same covenants, agreements, provisions, terms and conditions as the original Term, except that Tenant shall have no further options to renew or extend the Term beyond the expiration of the renewal term and that annual Base Rent during the first renewal Term for all space other than the 18th floor storage space shall equal the Fair Market Rental Value of the Premises as of the commencement date of the renewal Term. Within thirty (30) days after Landlord delivers to Tenant Landlord's proposed Base Rent, Tenant shall deliver to Landlord its proposed Base Rent. If Landlord and Tenant agree on a Base Rent for the renewal Term, the new Base Rent shall be the rent so agreed upon and same shall be effective as of the first day of the renewal Term. If Landlord and Tenant cannot agree on the Fair Market Rental Value, within thirty (30) days after Tenant delivers to Landlord Notice of its proposed Base Rent, or if Tenant objects to Landlord's proposed Fair Market Rental Value, Tenant may rescind its Notice to extend the Term. Such Notice shall be irrevocable and this Lease shall automatically terminate at the end of the applicable initial Term. If Tenant does not rescind its Notice as aforesaid, the Fair Market Rental Value shall be determined by the Three Broker Method.

                  (d) The "Three Broker Method" used to determine Fair Market Rental Value shall be applied as follows. Either Landlord or Tenant (the "First Party") may initiate a determination of the Fair Market Rental Value by giving Notice to the other (the "Second Party") of the name of a real estate broker who has at least ten (10) years of experience as a broker for the leasing of office space in downtown Manhattan and is not related to or affiliated with either Landlord or Tenant or any affiliate of either of the foregoing parties. Within ten (10) days after receipt of such Notice, the Second Party shall name a real estate broker who meets the same criteria by Notice to the First Party. If the Second Party fails to name such a broker within such ten (10) day period, then the Fair Market Rental Value established by the broker named by the First Party shall be the Fair Market Rental Value. If the Second Party does name such a broker within such ten (10) day period, then within fifteen (15) days after the Second Party names a broker the two brokers shall together appoint a third broker who meets the same criteria and within an additional fifteen (15) days the three brokers shall jointly determine the Fair Market Rental Value. Each broker shall consider only the components set forth in the definition of Fair Market Rental Value. The Fair Market Rental Value determined by the brokers shall not be greater than the Fair Market Rental Value proposed by Landlord, nor less than the Fair Market Rental Value proposed by Tenant. If the three brokers cannot agree to a Fair Market Rental Value, the average of the determinations of the brokers who are the closest to each other shall be binding and conclusive (or, if the middle broker is exactly midway between the other two, the middle determination shall be binding and conclusive). Each party shall pay all costs, fees and expenses of the broker selected by it and the parties shall equally share the costs, fees and expenses of the third party broker.

         2.5 In the event Tenant shall lease any additional space in the Building other than pursuant to the expansion options as described in Article 38, such space shall be measured based upon the then prevailing measurement standards of the New York Real Estate Board, on the basis of a full floor with a twenty percent (20%) loss factor.

         2.6 Tenant shall have the option for a thirty (30) day period commencing on the date of this Lease to elect to lease up to 10,000 rentable square feet for storage space within the Building. Such space shall be used only for storage and shall be at a location designated by Landlord and reasonably acceptable to Tenant. The Base Rent for such space shall be fifty percent (50%) of the existing Base Rent, adjusted as and when Base Rent is adjusted under this Lease. Tenant may exercise this option by delivery to Landlord of a Notice setting forth the exercise of this option at any time with the aforesaid thirty
(30) day period.

3. RENTABLE AREA.

         3.1 For the purposes of this Lease the Building shall consist of 900,642 rentable square feet. The parties have had an opportunity to measure the Premises and all rentable square footages set forth in this Lease are binding and conclusive, notwithstanding any subsequent measurement or change in measurement methodology.

4. BASE RENT.

         4.1 During the period beginning on the Base Rent Commencement Dates to and including the Expiration Date, the Base Rent for the Premises shall be at the rate set forth in the Fundamental Lease Provisions for the appropriate period described therein. All payments of Base Rent shall be payable by Tenant, in United States dollars, in equal monthly installments as set forth in the Fundamental Lease Provisions, on or before the first day of each month, in advance, payable to Landlord or Landlord's agent at the address to which Notices to Landlord are to be sent hereunder, or such other place as Landlord may from time to time designate by a Notice, without any prior demand therefor and without any deductions or set-off whatsoever, except as otherwise permitted by this Lease. If any Base Rent Commencement Date or the Expiration Date occurs on a day other than the first or last day, respectively, of a calendar month, then the Base Rent for the month in question shall be pro-rated on a per diem basis based on the number of days in the month in question.

         4.2 Tenant shall commence the payment of Base Rent on the applicable Base Rent Commencement Dates.

5. ADDITIONAL RENT - ESCALATIONS.

         5.1 For the purposes of this Lease, the following terms shall have the following meanings:

                  (a) "Base Operating Expenses" shall mean Operating Expenses for Calendar Year 2000, subject to any increase for additional services as more particularly set forth in clause (xix) of this Section 5.1(a).

                  (b) "Base Tax Factor" shall mean Taxes for the 2000-2001 Tax Year.

                  (c) "Tax Year" shall mean the twelve (12) month period commencing July 1 of each year, or such other period of twelve (12) months as the fiscal year for real estate tax purposes in the City of New York.

                  (d) "Escalation Year" shall mean each Calendar Year which shall include any part of the Term.

                  (e) "Operating Expenses" shall mean all expenses, costs and disbursements which Landlord shall pay or become obligated to pay because of, or in connection with, the ownership, management, operation, repair and maintenance of the Building or the Land, including, without limitation:

                          (i) Wages, salaries, disability benefits, pensions,
contributions, hospitalization, retirement plans, all fringe benefits and group insurance and other indirect expenses respecting employees of Landlord and Landlord's contractors and agents engaged in the operation, maintenance and repair of the Building or the Land up to and including the grade of building manager; uniforms and working clothes for such parties and the cleaning thereof; expenses imposed upon Landlord pursuant to any requirements of Governmental Authorities or any collective bargaining agreement with respect to such employees; worker's compensation insurance, payroll, social security, unemployment and other similar taxes with respect to such employees;

                          (ii) All supplies and materials used in the operation,
management, maintenance and repair of the Building;

                          (iii) Fuel expenses for heating, ventilating and air
conditioning for the Building and any other utility expenses relating to the Building;

                          (iv) Water and sewer rents or charges, however termed;

                          (v) Cost of operation, maintenance, service, repair
and replacement of the Building systems which provide heating, ventilating and air conditioning to the Building;

                          (vi) Cost of repairs, maintenance and replacement of
heating, ventilating and air conditioning equipment installed by Landlord and located inside the on-floor heating, ventilating and air conditioning machinery rooms excluding therefrom any supplemental heating, ventilating and air conditioning equipment installed by Tenant servicing the Premises;

                          (vii) Cost of all maintenance and service for the
Common Areas and the equipment therein, including but not limited to, security, metal, all Building elevators and elevator cab maintenance (whether or not such elevator services the Premises), lobby and interior and exterior plaza maintenance, lobby decoration and display, removal of snow, ice and debris, cleaning services, trash removal,

Common Area landscape maintenance and interior and exterior window repairs, replacements and cleaning;

                          (viii) Expenditures for capital improvements, which
expenditures under generally accepted accounting principles, consistently applied, are required to be amortized over the useful life of the capital improvement, including (w) expenditures for capital improvements for equipment used in cleaning, maintenance and providing Building services, (x) expenditures for equipment which reduces any component cost included in Operating Expenses,
(y) expenditures for capital improvements required by Governmental Authorities for capital improvements required by Governmental Authorities in the future but not required on the date hereof, and (z) expenditures for equipment or improvements acquired or made in lieu of repair, maintenance or replacement, which expenditures reduce any component cost included in Operating Expenses, provided that the amount included in Operating Expenses in any Calendar Year shall not exceed the reduction in the component cost of Operating Expenses resulting from such expenditures in such Calendar Year;

                          (ix) Fire, extended coverage, special extended
coverage, owner's protective, and other casualty coverage, boiler and machinery, sprinkler, apparatus, public liability and umbrella liability and property damage, rent or rental value and plate glass insurance and any other insurance which Landlord may deem necessary or which is required by any mortgagee of the Building and/or the Land;

                          (x) Maintenance of the exterior of the Building
(including interior and exterior window repairs, replacements and cleaning) and improvements which are appropriate for the continued operation of the Building as a Class A office building but excluding repairs and general maintenance paid by the proceeds of insurance or by Tenant or other third parties;

                          (xi) Rental of equipment used in cleaning and
maintenance;

                          (xii) Painting and decoration of non-tenant areas;

                          (xiii) A property management fee not to exceed two
percent (2%) per annum;

                          (xiv) Cost of maintenance, operation and inspection of
any sprinkler system and alarm system;

                          (xv) Cost of extermination service administered in the
Building and general office areas of tenants (but not any kitchen, cafeteria or special food preparation areas) for rodent and pest control;

                          (xvi) The cost of any additional services not provided
to the Building at the commencement of the Term but thereafter provided by Landlord in order to comply with Legal Requirements;

                          (xvii) Electricity for the operation of elevators,
Building systems and the Building (not otherwise provided directly to or otherwise chargeable to tenants, but including certain convenience outlets on each floor of the Building and any voltage loss resulting from the supply of electricity to any floors in the Building) and for lighting of Common Areas (the division of electricity between electricity chargeable to tenants and electricity chargeable to the Building is 70% for Building-wide electric and 30% for tenants' electric);

                          (xviii) Sales, excise and other taxes imposed upon the
services, materials or expenses enumerated herein; and

                          (xix) Subject to the exclusions from Operating
Expenses set forth below, such other expenses, costs and disbursements paid or incurred by Landlord for services (A) which are initially provided to the Building after the date of this Lease, provided that the cost of providing such services during the initial twelve (12) month period that such services are provided to the Building shall be included with Base Operating Expenses (thereafter Tenant shall be responsible for its Proportionate Share of any increase in the cost of such service), and (B) upon Tenant's prior written consent, for additional services not provided to the Building as of the date of this Lease.

                  "Operating Expenses" shall be deemed not to include the following:

                          (i) The portion of electric allocable to tenants under
Section 5.1 (e)(vvii) for supplying electric current, ventilating or air conditioning, or supplying other services, for use within premises occupied by tenants;

                          (ii) Real estate brokerage and leasing commissions
incurred by Landlord in connection with the leasing of the Building;

                          (iii) Wages, salaries or other compensation or
benefits paid to any persons above the grade of building manager,

                          (iv) Expenditures for capital improvements other than
as set forth in Section 5. 1 (e)(viii), except that Operating Expenses shall include the cost during the Term, which costs under generally accepted accounting principles, consistently applied, are required to be amortized over the useful life of the capital improvement, of (w) expenditures for capital improvements for equipment used in cleaning, maintenance and providing Building services, (x) expenditures for equipment which reduces any component cost included in Operating Expenses, (y) expenditures for capital improvements required by Governmental Authorities in the future but not required on the date hereof, and (z) expenditures for equipment or improvements acquired or made in lieu of repair, maintenance or replacement, which expenditures reduce any component cost included in Operating Expenses, provided that the amount included in Operating Expenses in any Calendar Year shall not exceed the reduction in the component cost of Operating Expenses resulting from such expenditures in such Calendar Year;

                          (v) Advertising and promotional expenditures incurred
by Landlord for the Building;

                          (vi) Legal fees incurred in disputes with tenants and
other legal and auditing fees (including legal fees incurred for services which do not generally benefit the tenants of the Building on a Building wide basis), other than legal and auditing fees incurred (x) in connection with the maintenance, management and operation of the Land and/or the Building or (y) in connection with the preparation of statements required pursuant to this Article 5 or (z) in connection with any assessment reduction challenge, appeal or other contest by Landlord to reduce Taxes or any other component of Operating Expenses;

                          (vii) Depreciation and amortization of the Building,
except that Operating Expenses shall include annual depreciation and amortization of capital improvements for expenditures covered under clause (iv) above;

                          (viii) Expenses for preparing, renovating or
redecorating space to be occupied by tenants as part of their demised premises or for tenants renewing their leases;

                          (ix) Taxes;

                          (x) Any rent under any ground or underlying lease;

                          (xi) Debt service on any mortgage encumbering the Land
or Building;

                          (xii) Transfer, gains, franchise, inheritance, estate
and income taxes imposed upon Landlord;

                          (xiii) Costs for which Landlord receives compensation
through the proceeds of insurance or for which Landlord would have been compensated by insurance had it carried the coverage required under the Lease;

                          (xiv) Costs incurred with respect to a sale of all or
any portion of the Building or any interest therein or in any person of whatever tier owning an interest therein;

                          (xv) Costs of any financing and refinancing of
mortgage loans encumbering the Building;

                          (xvi) Amounts otherwise includable in Operating
Expenses but reimbursed to Landlord directly by Tenant or other tenants;

                          (xvii) Lease takeover costs incurred by Landlord in
connection with leases in the Building;

                          (xviii) To the extent any costs includable in
Operating Expenses are incurred with respect to both the Building and other properties (including, without limitation, salaries, fringe benefits and other compensation of Landlord's personnel who provide services to both the Building and other properties), there shall be excluded from Operating Expenses a fair and reasonable percentage thereof which is properly allocable to such other properties;

                          (xix) Cost of any judgment, settlement, or arbitration
award resulting from any liability of Landlord (other than a liability for amounts otherwise includable in Operating Expenses hereunder);

                          (xx) Cost of providing any service customarily
provided by a managing agent as part of its base or standard management fee;

                          (xxi) Any profits that Landlord receives on so-called
sundry charges to individual tenants;

                          (xii) Costs relating to withdrawal liability or
unfunded pension liability under the Multi-Employer Pension Plan Act or similar law except to the extent that such costs would otherwise be included in fringe benefits, which are includable as Operating Expenses;

                          (xxiii) Cost of installing, operating and maintaining
any specialty facility, such as an observatory, broadcasting facilities, luncheon club, athletic or recreational club, child care or similar facility, cafeteria or dining facility;

                          (xxiv) Costs of acquisition of any sculptures,
paintings and other objects of art located within or outside the Building, provided, however, the costs of maintaining such objects in the public areas of the Building shall be included in Operating Expenses;

                          (xxv) Any profits received by Landlord on account of
computations where the aggregate of the proportionate shares for all tenants in the Building equals a number greater than 100;

                          (xxvi) Except as otherwise provided in this Lease,
costs of remedying violations of municipal building code requirements or other Legal Requirements that arise by reason of Landlord's failure to construct, maintain or operate the Building or any part thereof in compliance with such building code requirements or other Legal Requirements and regulations (but not for violations caused by Tenant); and

                          (xxvii) Costs incurred in connection with making any
additions to, or building additional stories on, the Building or its plazas, or adding buildings or other structures adjoining the Building (which increase the square footage of the Building), or connecting the Building to other structures adjoining the Building.

                  In computing Operating Expenses, Landlord shall include only those expenses, costs and disbursements which Landlord has paid, or is required to amortize pursuant to Section 5.1(e)(viii), because of or in connection with the ownership, management, operation, repair and maintenance of the Building and/or the Land, in a manner consistent with the standards of Class A office buildings, all of which shall be subject to the foregoing exclusions from Operating Expenses set forth in this

Section 5.1(e). There shall be credited as a deduction to Operating Expenses all amounts collected from specific tenants of the Building to the extent the amount billed to such tenant and subsequently collected were included in Operating Expenses. Operating Expenses shall be net only and for that purpose shall be deemed reduced by the amount of all reimbursements, recoupments, payments, discounts, credits, reductions, allowances or the like actually received by Landlord in connection with Operating Expenses; provided, however, that Landlord shall include in Operating Expenses the reasonable costs and expenses, if any, incurred by Landlord in obtaining such reimbursements, recoupments, payments, discounts, credits, reductions, allowances or the like; provided, further, however, Landlord shall use reasonable and customary efforts to take any action to receive such reimbursement, recoupment, payment, discount, credit, reduction, allowance or the like. In the event Landlord obtains any services, equipment or materials from a Related Corporation of Landlord, the cost of such services, equipment or material shall not exceed the reasonable, fair market value of such services, equipment or materials as if same was obtained from an independent, non-affiliated party.

                  Operating Expenses shall be categorized in the categories set forth on Exhibit E.

                  In the event the Building is not ninety five percent (95%) occupied by tenants during all or any portion of a Calendar Year, then Landlord shall make appropriate adjustments in the cost of those components of Operating Expenses which vary with the occupancy level of the Building, to reflect the Operating Expenses which would have been paid or incurred by Landlord for such Calendar Year or portion thereof had the Building been ninety-five percent (95%) occupied by tenants during such Calendar Year or portion thereof.

                  (f) "Calendar Year" shall mean each calendar year, commencing with the calendar year in which the Term Commencement Date occurs, and each subsequent calendar year in which any part of the Term falls, through and including the calendar year in which the Term expires.

                  (g) "Taxes" shall mean all real estate taxes and/or payments in lieu of real estate taxes and assessments, special or otherwise, levied or assessed upon the Land and/or the Building, including any business improvement district taxes. Should the City of New York, the State of New York, or any political subdivision thereof, or any other Governmental Authority having jurisdiction over the Land and/or the Building (i) impose a tax, assessment, charge or fee, in substitution (whether in whole or in part) for such real estate taxes or payments in lieu of real estate taxes, or (ii) impose an income or franchise tax or a tax on rents in substitution (whether in whole or in part) for such real estate taxes, all such taxes, assessments, charges or fees shall be deemed to constitute Taxes hereunder. Taxes shall not include any inheritance, estate, succession, transfer, gift, franchise, net income or capital stock tax imposed against Landlord, or any penalties, interest or late charges incurred in connection therewith. Tenant shall not be responsible for any increase in Taxes resulting from physical additions or improvements (excluding any tenant improvements and/or capital expenditures) to the Building or any sale or refinancing of the Building.

         5.2 (a) If Taxes payable in any Tax Year falling wholly or partially within the Term shall be in such amount as shall constitute an increase above the Base Tax Factor, Tenant shall pay as Additional Rent for such Tax Year a sum ("Tenant's Tax Payment") equal to Tenant's Proportionate Share of such excess. Tenant's Tax Payment for each Tax Year shall be due and payable in two semi-annual installments on the first day of July and January during each Tax Year and shall be set forth in the first instance in a Landlord's Statement given to Tenant. If a Landlord's Statement is furnished to Tenant after the commencement of a Tax Year in respect of which such Landlord's Statement is rendered, Tenant shall, within thirty (30) days thereafter, pay to Landlord an amount equal to the amount of any underpayment of Tenant's Tax Payment with respect to such Tax Year and, in the event of any overpayment. Landlord shall either pay to Tenant, or, at Tenant's election, credit against subsequent payments of Base Rent and Additional Rent under this Lease the amount of Tenants overpayment If there shall be any increase in Taxes for any Tax Year, whether during or after such Tax Year, or if there shall be any decrease in the Taxes for any Tax Year during such Tax Year, Landlord may furnish a revised Landlord's Statement for such Tax Year, and Tenant's Tax Payment for such Tax Year shall be adjusted and paid or credited or refunded, as the case may be, substantially in the same manner as provided in the preceding sentence. If during the Term, Taxes are required to be paid (either to the appropriate taxing authorities or as tax escrow payments to the Superior Landlord or the Superior Mortgagee), in full or in monthly, quarterly, or other installments (but no more frequently than monthly) on any other date or dates than as presently required, then Tenant's Tax Payments shall be correspondingly accelerated or revised so that said Tenant's Tax Payments are due at least thirty (30) days prior to the date payments are due to the taxing authorities or the Superior Landlord or the Superior Mortgagee. If Landlord makes an early payment or prepayment of Taxes entitling Landlord to a discount and if Tenant shall have paid Tenant's Tax Payment to Landlord with respect to such discounted Taxes in advance of Landlord's early payment or prepayment, then Tenant shall be entitled to Tenant's Proportionate Share of such discount. In addition, if any tax exemption or abatement relating to all or part of the Land applies generally to real property located in downtown Manhattan (as opposed to resulting from a specific exemption or abatement program related to the specific acts of Landlord or of any tenant), then Tenant shall be entitled to Tenant's Proportionate Share (the share in effect for the Tax Year in question) of such abatement or exemption. Otherwise, the benefit of any discount for any early payment or prepayment of Taxes, as well as any tax exemption or abatement relating to all or any part of the Land, shall accrue solely to the benefit of Landlord and such discount or exemption shall not be subtracted from Taxes.

                  (b) If the real estate tax fiscal year of The City of New York shall be changed at any time after the date hereof, any Taxes for such fiscal year, a part of which is included within a particular Tax Year and a part of which is not so included, shall be apportioned on the basis of the number of days in such fiscal year included in the particular Tax Year for the purposes of making the computations under this Section.

                  (c) If Landlord shall receive a refund of Taxes for any Tax Year, Landlord shall, at Landlord's election, either credit Tenant's Proportionate Share (the share in effect for the Tax Year in question) of such refund against subsequent payments of Base and Additional Rent under this Lease, or pay Tenant's Proportionate Share (the share in effect for the Tax Year in question) of the refund to Tenant, in either case, after deducting from such refund the costs and expenses incurred by Landlord in obtaining such refund. Landlord shall be obligated to use its best efforts to file any application or institute any proceeding seeking a reduction in Taxes or assessed valuation. Tenant agrees to cooperate fully with Landlord in prosecuting any such reduction.

                  (d) Tenant's Tax Payment and any credits with respect thereto as provided in this Section shall be made as provided in this Section regardless of the fact that Tenant may be exempt, in whole or in part, from the payment of any taxes by reasons of Tenant's diplomatic or other tax exempt status or for any other reason whatsoever.

                  (e) In the event of a termination of this Lease, any Additional Rent under this Section shall be paid or adjusted within thirty (30) days after submission of Landlord's Statement. Except to the extent that overpayments made by Tenant under this Section 5.2 may be credited against Base Rent as herein provided, in no event shall Base Rent ever be reduced by operation of this Section, and the rights and obligations of Landlord and Tenant under the provisions of this Section with respect to any Additional Rent shall survive the termination of this Lease; provided however, that Landlord shall be deemed to have waived any right to Additional Rent pursuant to this Section 5.2 for which Landlord has not submitted a Landlord's Statement within twenty-four
(24) months after the end of the Tax Year which is in effect upon the expiration or sooner termination of this Lease.

                  (f) Each Landlord's Statement furnished by Landlord with respect to Tenant's Tax Payment shall be accompanied by a copy of the real estate tax bill for the Tax Year referred to therein, but Landlord shall have no obligation to deliver more than one such copy of the real estate tax bill in respect of any Tax Year.

         5.3 (a) For each Calendar Year during the Term, Tenant shall pay, as Additional Rent, an operating payment ("Tenant's Operating Payment"), which payment shall be equal to Tenant's Proportionate Share of the amount by which Operating Expenses for such Calendar Year exceed Base Operating Expenses provided, however, that the percentage increase in Tenant's Operating Payment in any Calendar Year from the prior Calendar Year's payment shall not exceed seventy-five percent (75%) of the percentage increase in the Index for the prior Calendar Year, provided further if the percentage increase in Operating Expenses for the prior Calendar Year exceeded four percent (4%), the percentage increase in Tenant's Operating Payment shall not be less than four percent (4%).

                  (b) Landlord shall furnish to Tenant, prior to the commencement of each Calendar Year, a Landlord's Statement (Landlord's Statement") setting forth Tenant's Tax Payment and Landlord's estimate of Tenant's Operating Payment for such Calendar Year, and the method of calculation of Tenant's Operating Payment for such Calendar Year. Landlord's estimate of Tenant's Tax Payment and Tenant's Operating Payments set forth in Landlord's Statement shall not exceed the prior year's Tenant's Tax Payment and Tenant's Operating Payments increased by an amount equal to five percent (5%) of such payments, unless such increase is otherwise documented. Tenant shall pay to Landlord on the first day of each month during such Calendar Year an amount equal to one-twelfth (1/12th) of Landlord's estimate of Tenant's Operating Payment for such Calendar Year. If, however, Landlord shall furnish any such estimate for a Calendar Year subsequent to the commencement thereof, then (x) until the first day of the month following the month in which such estimate is furnished to Tenant, Tenant shall pay to Landlord on the first day of each month an amount equal to the monthly sum payable by Tenant to Landlord under this Section in respect of the last month of the preceding Calendar Year; (y) promptly after such estimate is furnished to Tenant or together therewith, Landlord shall give notice to Tenant stating whether the installments of Tenant's Operating Payment previously made for such Calendar Year were greater or less than the installments of the Tenant's Operating Payment to be made for such Calendar Year in accordance with such estimate, and (i) if there shall be a deficiency Tenant shall pay the amount thereof within thirty (30) days after demand therefor, or (ii) if there shall have been an overpayment, Landlord shall, at Landlord's option, promptly either refund to Tenant the amount thereof or credit the amount thereof against subsequent payments of Base and Additional Rent under this Lease; and (z) on the first day of the month following the month in which such estimate is furnished to Tenant, and monthly thereafter throughout the remainder of such Calendar Year, Tenant shall pay to Landlord an amount equal to one-twelfth (1/12th) of Tenant's Operating Payment shown on such estimate. Landlord may at any time or from time to time furnish to Tenant a revised Landlord's Statement of Landlord's estimate of Tenant's Operating Payment for such Calendar Year; and in such case, Tenant's Operating Payment for such Calendar Year shall be adjusted and paid or refunded, as the case may be, substantially in the same manner as provided in the preceding sentence.

                  (c) Within one hundred twenty (120) days after the end of each Calendar Year Landlord shall furnish to Tenant a statement (the "Year-End Statement") for such Calendar Year of Tenant's Operating Payment then in effect. Each such Year-End Statement for any Calendar Year in which Tenant's Operating Payment is due shall be accompanied by a computation of Operating Expenses for the Building prepared by the Building manager from which Landlord shall make the computation of Operating Expenses hereunder. If the Landlord's Statement shall show that the sums paid by Tenant under this Section exceeded Tenant's Operating Payment for such Calendar Year, Landlord shall, at Landlord's option, either refund to Tenant the amount of such excess within thirty (30) days after the furnishing of the Landlord's Statement to Tenant or credit the amount of such excess against subsequent payments of Base and Additional Rent under this Lease; and if the Landlord's Statement for such Calendar Year shall show that the sums so paid by Tenant were less than Tenant's Operating Payment for such Calendar Year, Tenant shall pay the amount of such deficiency within thirty (30) days after demand therefor.

                  (d) In the event of a termination of this Lease, any Additional Rent under this Section shall be paid or adjusted within thirty (30) days after submission of Landlord's Statement. Except to the extent that overpayments made by Tenant under this Section 5.3 may be credited against Base Rent as herein provided, in no event shall

Base Rent ever be reduced by operation of this Section and the rights and obligations of Landlord and Tenant under the provisions of this Section with respect to any Additional Rent shall survive the termination of this Lease; provided however, that Landlord shall be deemed to have waived any right to Additional Rent pursuant to this Section 5.3 for which Landlord has not submitted a Landlord's Statement within thirty-six (36) months after the end of the Escalation Year which is in effect upon the expiration or sooner termination of this Lease.

         5.4 If the Commencement Date or the Expiration Date shall occur on a date other than January 1 or December 31, respectively, any Additional Rent under this Section for the Escalation Year in which such Commencement Date or Expiration Date shall occur shall be apportioned in that percentage which the number of days in the period from the Lease Commencement Date to December 31 or from January 1 to the Expiration Date, as the case may be, both inclusive, shall bear to the total number of days in such Escalation Year.

         5.5 The computations of Additional Rent under this Article are intended to constitute a formula for an agreed rental adjustment, may or may not include all costs and expenses incurred by Landlord with respect to the Building and accordingly may or may not constitute an actual reimbursement to Landlord for costs and expenses paid by Landlord with respect to the Building.

         5.6 Landlord shall keep, for a period of three (3) years (five years, if a dispute with respect to such year is pending) after any Year-End Statement required under this Article 5 is delivered to Tenant, either at the Building or at Landlord's offices in New York, New York, records in reasonable detail of the Operating Expenses for the period covered by such statement. After the expiration of the aforesaid three or five year period, Landlord shall have no obligation to retain such records.

         5.7 Each Year-End Statement shall be conclusive and binding upon Tenant unless within three hundred sixty-five (365) days after its receipt of any such statement Tenant shall, by Notice to Landlord, dispute the correctness of said statement. Landlord shall permit Tenant, at Tenant's expense, within the aforesaid three hundred sixty five (365) day period (or if a dispute is pending during the pendency of such dispute), to examine, copy and audit such records during business hours at reasonable times following reasonable Notice at the office where Landlord is keeping such records. If Tenant fails to send the aforesaid Notice within three hundred sixty-five (365) days after its receipt of the Year-End Statement, Tenant shall be conclusively deemed to have accepted such Year-End Statement and waived any right to audit such Year-End Statement or Landlord's records pertaining thereto; provided, however, if Tenant thereafter properly and timely disputes any such statement, Tenant may audit any statement issued in the past five years provided Landlord has maintained the records required under Section 5.6 for the periods set forth in Section 5.6. In the event Landlord is not required under Section 5.6 to maintain the records, and in fact has not maintained the records, Tenant shall have no right to dispute the statement corresponding to such records. Any such Notice shall set forth in reasonable detail the basis of such dispute. Any such dispute that is not settled by Landlord and Tenant within twenty (20) days after the delivery of such Notice, or such longer period to which they may mutually agree, may, at the option of either party, be submitted to arbitration in accordance with Article 34 of this Lease. Pending the determination of any such dispute by agreement or otherwise, Tenant shall pay Tenant's Tax Payment and Tenant's Operating Payment in accordance with the applicable Year-End Statement, and such payment shall be without prejudice to Tenant's position. If it is determined that Landlord owes Tenant a refund, Landlord shall pay to Tenant any unpaid amounts within thirty (30) days after the resolution of any dispute regarding same together with interest on such unpaid amount at the rate set forth in Section 6.1.

         5.8 Landlord shall have the right at any time within fifteen (15) months from the delivery of any Year-End Statement to Tenant to render revised Year-End Statements to Tenant reflecting any adjustment in Operating Expenses, Tenant's Operating Payment and/or Tenant's Tax Payment. Within thirty (30) days after Tenants receipt of any Year-End Statement, Tenant shall pay Landlord any deficiency, or receive a credit from Landlord for any excess against any ensuing payments hereunder, in either case, between the amount due pursuant to the revised Year-End Statement and the Year-End Statement to which such revised Year-End Statement pertains. Each such revised Year-End Statement shall be conclusive and binding upon Tenant unless within ninety (90) days after its receipt of any such revised statements Tenant shall, by Notice to Landlord, dispute the correctness of said revised statement. If Tenant fails to send the aforesaid Notice within ninety (90) days after its receipt of the revised Year-End Statement, Tenant shall be conclusively deemed to have accepted such revised Year-End Statement and waived any right to audit such revised Year-End Statement or Landlord's records pertaining thereto. Any such Notice shall set forth in reasonable detail the basis of such dispute. Any such dispute that is not settled by Landlord and Tenant within twenty (20) days after the delivery of such Notice, or such longer period to which they may mutually agree, may, at the option of either party, be submitted to arbitration in accordance with Article 34 of this Lease. Pending the determination of any such dispute by agreement or otherwise, Tenant shall pay Tenant's Tax Payment and Tenant's Operating Payment in accordance with the applicable revised Year-End Statement, and such payment shall be without prejudice to Tenant's position. If it is determined that Landlord owes Tenant a refund, Landlord shall pay to Tenant the amount determined to be owed to Tenant within thirty (30) days after the resolution of any dispute regarding same together with interest in such unpaid amount at the rate set forth in Section 6.1.

         5.9 Each and every payment required under this Article 5, as well as any other amounts which are owed by Tenant to Landlord under this Lease, whether requiring lump sum payments or constituting projected monthly amounts in addition to the Base Rent, shall for all purposes be treated and considered as Additional Rent. The failure of Tenant to pay such Additional Rent as and when due without demand shall have the same effect as failure to pay any installment of Base Rent and shall afford Landlord all remedies provided in the Lease therefor.

         5.10 Both Tenant's obligation for payment of Additional Rent for any period during the Term of the Lease and Landlord's obligation to refund excess payments on account of Additional Rent for any period during the Term of the Lease shall survive the expiration or any sooner termination of the Lease, subject, however, to the provisions of Section 5.8 hereof.

         5.11 Landlord may convert the Building into a condominium form of ownership and the Premises may become part of a unit comprising a portion of the Building. In the event of such a conversion, this Lease shall remain in full force and effect. Landlord and Tenant agree to recalculate "Tenant's Proportionate Share' in a fair and equitable manner to reflect such conversion. When Tenant's Proportionate Share has been recalculated, Landlord and Tenant shall execute and deliver an agreement setting forth such recalculation and confirming Tenant's Proportionate Share.

6. LATE CHARGE.

         6.1 Any installment of Base Rent or Additional Rent hereunder that is not paid within five (5) days of the date when due hereunder shall bear interest from the due date until paid at the rate of two percent (2%) over the then "Prime Rate" as published in The Wall Street Journal or The New York Times for ninety (90) day unsecured loans to major corporate borrowers (unless such rate is usurious as applied to Tenant in which case the highest rate permitted by law shall apply). In the event the Prime Rate is no longer the reference rate for ninety (90) day unsecured loans, then the rate for 90 day Treasury bills plus three percent (3%) shall be used as the replacement or successor reference rate to the Prime Rate in determining the interest to be paid by Tenant pursuant to this Section.

7. LANDLORD'S WORK.

         7.1 Landlord shall have no obligation to perform any work in, or make any alterations or improvements to (i) any floor within the Premises in connection with Tenant's initial occupancy of the Premises other than the work described in Exhibit F annexed hereto (individually for each floor and collectively, for all floors, "Landlord's Work") and (ii) any floor acquired in connection with any one or more of Tenant's expansion options which are set forth in Article 38 herein, other than as described in Exhibit F. Notwithstanding the foregoing, Landlord shall install on each floor of the Premises the HVAC equipment described in Exhibit U attached hereto.

                  (b) For the purpose of this Lease, the term "Tenant Delay" shall mean any delay that Landlord actually encounters in the prosecution of Landlord's Work caused solely by any act, neglect, failure or omission of Tenant, its agents, employees or contractors, including, without limitation, (i) any delay in Tenant making a submission or furnishing a response under Sections
7.1 or 7.2, or (ii) any delay due to the implementation of any Landlord's Work Modification or making any deposit in connection therewith. Any delays in the completion of Landlord's Work caused by Tenant Delay shall not serve to defer the applicable Base Rent Commencement Date. For the purpose of this Lease, the term "Landlord Delay" shall mean any delay that Tenant actually encounters in the prosecution of Tenant's Work caused solely by any act neglect, failure or omission of Landlord, its agents, employees or contractors, including without limitation, (i) any delay in Landlord making a submission or furnishing a response not caused by a Tenant Delay, (ii) any delay in the prosecution of or completion of Landlord's Work not caused by a Tenant Delay, (iii) any other failure defined as Landlord Delay under the Lease, and (iv) any delay in Tenant's prosecution of Tenant's Work caused by the performance of Landlord's Work taking precedence over the performance of Tenant's Work.

                  (c) It is understood by Landlord and Tenant that the schedule for completion of Landlord's Work is contingent upon the absence of change orders or other modifications or revisions requested by Tenant, other than minor or a de minimis number of changes. Any change order, revision or other modification requested by Tenant shall be in writing, shall set forth in detail the nature of the revision or modification and shall have attached thereto all appropriate drawings and specifications to illustrate such revision or modification (collectively, "Landlord's Work Modifications"). In the event Tenant requests a Landlord's Work Modification, Tenant shall submit such Landlord's Work Modification to Landlord for Landlord's review and approval. Within fifteen (15) days after Landlord's receipt of any Landlord's Work Modification, Landlord shall furnish Tenant with a statement of the cost of the implementation of Landlord's Work Modification, together with Landlord's estimate of the period of Tenant Delay which would result on account thereof and Landlord (i) shall give its approval thereto, or (ii) Landlord shall request revisions or modifications to such Landlord's Work Modification. Within five (5) days following Landlord's request, Tenant shall revise the Landlord's Work Modification and submit such revisions or modifications to Landlord for Landlord's approval. Within two (2) days following receipt by Landlord of such revisions or modifications, Landlord shall give its written approval thereto or shall request further revisions or modifications. The preceding two sentences shall be implemented repeatedly until Landlord gives its written approval to the Landlord's Work Modification. Landlord shall not be required to stop or postpone the performance of Landlord's Work, or any portion thereof, because Landlord has received from Tenant a Landlord's Work Modification affecting Landlord's Work, or a portion thereof, unless Tenant delivers to Landlord a Notice with such Landlord's Work Modification specifically requesting such stoppage or postponement, in which event such stoppage or postponement shall be deemed to be Tenant Delay commencing on the date of delivery of such Notice to Landlord and Tenant shall be responsible for all costs arising therefrom, regardless whether the Landlord's Work Modification is implemented. Within two (2) business days of its receipt of the aforesaid approval, Tenant shall instruct Landlord by a Notice to either (i) proceed with such Landlord's Work Modification or (ii) withdraw such Landlord's Work Modification. If Tenant shall instruct Landlord to proceed with such Landlord's Work Modification, the same shall be binding upon Tenant. Tenant shall pay, as Additional Rent, the net cost, if any, of the implementation of such Landlord's Work Modification. Landlord may pay the cost of any Landlord's Work Modification by applying the Tenant Improvement Allowance to such costs. Landlord may require Tenant, as a condition of the approval of such Landlord's Work Modification, to deposit up to ten percent (10%) of the cost of the Landlord's Work Modification, with Landlord prior to Landlord implementing such Landlord's Work Modification. Otherwise, Tenant shall pay the cost of the Landlord's Work Modification within thirty (30) days of receipt of an invoice therefor.

                  (d) To the extent there is any conflict between Landlord's Work described in Exhibit F and the body of this Lease, Landlord's Work shall control, provided, however, in the event and to the extent the Lease provides for Landlord's approval or consent, Tenant shall obtain such approval or consent. Notwithstanding the foregoing, to the extent that any plans and specifications are approved by Landlord, such plans and specifications shall govern.

                  (e) In the event Tenant exercises the option to terminate this Lease pursuant to Section 40.1, Tenant shall, within thirty (30) days of receipt of an invoice therefor, reimburse Landlord for all reasonable fees and actual expenses incurred by Landlord in regard to the Lease, including any real estate commissions paid by Landlord.

         7.2 (a) For the purposes of this Lease, the term "Tenant's Work" shall mean the work, installations, improvements and equipment described in Tenant's Plans. Tenant, at Tenant's sole cost and expense, shall perform, or cause to be performed, Tenant's Work subject to the provisions of this Article 7 and substantially in accordance with Tenant's Plans, as modified by Change Orders approved by Landlord pursuant to Article 7.

                  (b) Except as otherwise set forth in Tenant's Plans, Tenant may not connect into any portion of the Building located outside of the Premises or to any pipes, shafts or conduits outside of the Premises (collectively, the "External Shafts") without Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed.

                  (c) From time to time, Tenant, at its expense, shall prepare and submit to Landlord complete drawings (including sprinkler, HVAC, electrical, plumbing, telephone, reflected ceiling and partition plans) for Tenant's Work ("Tenant's Plans"). Tenant's Plans shall consist of six (6) copies, including one (1) sepia. Tenant may submit to Landlord Tenant's Plans in stages determined by Tenant. In the event Tenant submits Tenant's Plans in stages and Landlord reasonably requires a stage which has not been submitted in order to approve the earlier submission, Landlord may defer such approval until Landlord receives the necessary submissions and such delay shall not be deemed to be a Landlord Delay. Within thirty (30) days of submission, Landlord (i) shall give its approval on an applicable floor by floor basis thereto or (ii) if Landlord reasonably believes that Tenant's Plans may adversely affect the structure or systems of the Building or do not comply with all Legal Requirements, Insurance Requirements or any provision of this Lease (the "Landlord's Approval Criteria"), Landlord shall request revisions or modifications ("Tenant's Modifications") to Tenant's Plans in order that same shall comply with Landlord's Approval Criteria. Tenant shall revise the Tenant's Plans and submit Tenant's Modifications to Landlord for Landlord's approval. Landlord shall approve or request revisions or modifications to such revised plans within five
(5) business days of receipt of such revised plans. The preceding procedure shall be implemented repeatedly until Landlord gives its written approval to the Tenant's Modifications. Within seven (7) days after Landlord has given its written approval of Tenant's Plans, as modified by Tenant's Modifications, Tenant shall transmit to Landlord five (5) copies of final Tenant's Plans which incorporate Tenant's Modifications.

                  (d) Tenant shall retain the General Contractor to construct Tenant's Work in a good and workmanlike manner. In the event Landlord determines that the employment of the General Contractor shall, or during the course of Tenant's prosecution of Tenant's Work does, interfere with construction performed by, or cause any conflict or labor dispute with, any other contractor, subcontractor or other party engaged in the construction, maintenance or operation of the Building or the Premises, Landlord shall have the right to require the replacement of the General Contractor with another contractor selected by Tenant and approved by Landlord. Landlord may disapprove any contractors and subcontractors for cause or if such contractors or subcontractors are or become known to be a probable cause of a labor dispute relating to the Building or the Premises or in the event any such Approved Contractor changes its nature or method of operation to an extent which is reasonably deemed by Landlord to be inconsistent with the then standards of the Building.

         7.3 (a) Possession of the Premises shall be delivered to Tenant when Landlord's Work is Substantially Completed. All of the floors of the Premises shall be delivered to Tenant at one time by Landlord. For the purposes of this Lease, the term "Beneficial Occupancy Date" shall be deemed to mean the date upon which Landlord's Work in the Premises (not including the payment of the Tenant Improvement Allowance) is Substantially Completed and Landlord shall have delivered to Tenant Notice setting forth that Landlord's Work in the Premises (not including the payment of the Tenant Improvement Allowance) is Substantially Completed. Landlord shall give not less than ten (10) business days Notice of the date of expected Substantial Completion of Landlord's Work in the Premises (not including the payment of the Tenant Improvement Allowance). Promptly after the occurrence of any Beneficial Occupancy Date, Landlord and Tenant shall execute an agreement in the form annexed hereto as Exhibit G confirming such Beneficial Occupancy Date and specifying that Landlord's Work (not including payment of the Tenant Improvement Allowance) has been Substantially Completed, but the failure of the parties to execute such an agreement shall not defer the applicable Beneficial Occupancy Date, the Term Commencement Date or the Base Rent Commencement Date, or otherwise affect or invalidate this Lease.

                  (b) Landlord's Work shall be deemed "Substantially Completed" when all of the following have occurred, and such shall be certified in writing to Tenant by Landlord and Tenant's architect (Tenant represents that Tenant's architect has agreed to so certify the completion of Landlord's Work, when and to the extent appropriate):

                          (i) Landlord's Work within the Premises (not including
the payment of any Tenant Improvement Allowance) shall have been substantially completed, the completion or non-completion of which does not delay or materially interfere with Tenant's ability to construct Tenant's Work, and

                          (ii) reasonable means of access to the Premises
(taking into account that portions of Landlord's Work may still be continuing) shall exist.

         7.4 (a) Prior to the applicable Beneficial Occupancy Date, Tenant may inspect the progress of Landlord's Work upon reasonable prior Notice to Landlord. Tenant shall be accompanied by a representative of Landlord during such inspection. Tenant shall give Notice to Landlord of any defects in Landlord's Work which Tenant receives knowledge thereof during such inspection within five (5) days after Tenant receives such knowledge. Landlord shall promptly correct such defects.

                  (b) Commencing on the applicable Beneficial Occupancy Date and provided Tenant has complied with the provisions of Section 7.2, Tenant shall be permitted to enter upon the Premises and commence construction of Tenant's Work and may bring and install into the Premises installations, furniture and equipment necessary for Tenant's occupancy of the Premises ("Tenant's Furnishings"). Unless Tenant has reserved access to the Building with Landlord, Tenant shall have access on a "first-come, first-serve" basis in common with Landlord and other tenants in the Building. Tenant shall access the Premises for the delivery and installation of Tenant's Work and Tenant's Furnishings by way of the Building freight elevators only, and Tenant shall not be permitted to use the passenger elevators for the delivery to or removal from the Premises of any Tenant's Furnishings or for any material or supplies necessary to construct Tenant's Work. During Business Hours, Tenant's use of the freight elevators shall be on a non-exclusive basis. During Non-Business Hours, Tenant may reserve the use of the freight elevator and Tenant shall pay for Landlord's providing such freight elevator service within thirty (30) days after Tenant's receipt of an invoice therefor at the rate charged to all of the tenants of the Building. Landlord shall provide Tenant one weekend of elevator service for Tenant's initial move-in at no cost to Tenant. Use of the freight elevators may be reserved by Tenant only upon twenty-four (24) hours Notice to Landlord (Landlord shall not unreasonably withhold its approval to Tenant reserving an elevator on less than twenty-four hours Notice, provided an operator is available and the elevator has not been reserved by any other party eligible to reserve such elevator). Use of the freight elevators may not be reserved more than fourteen
(14) days in advance of its intended use, unless otherwise consented to by Landlord. Landlord reserves the right to reasonably restrict and regulate the types and amounts of equipment and installations which may be transported to and from the Premises by means of the freight elevators to the extent any such equipment or installation exceeds the load requirements of the freight elevators as established by Landlord. Any such equipment or installations which exceeds the manufacturer's specifications for such freight elevators shall not be transported by means of the freight elevators but shall be delivered to and removed from the Premises by Tenant at Tenant's expense by a material hoist or hoists maintained by Tenant in accordance with all Legal Requirements and Insurance Requirements.

         7.5 Upon the delivery of the applicable portion of the Premises to Tenant it shall be presumed that all applicable Landlord's Work (except the payment of the Tenant Improvement Allowance) has been satisfactorily performed in accordance with the requirements of Sections 7.1 and 7.2, except with respect to latent defects or to the extent that specific deficiencies in such work are listed on a punch list ("Tenant's Punch List Items") which shall be prepared by Tenant and furnished to Landlord within thirty (30) days after the applicable Beneficial Occupancy Date. Tenant waives any claims as to any deficiencies in the completion of Landlord's Work not specified in Tenant's Punch List

Items, except for latent defects. As quickly as reasonably possible, after its receipt of Tenant's Punch List Items, Landlord shall substantially complete all such items listed thereon.

         7.6 (a) Tenant shall qualify for the Tenant Improvement Allowance for the Premises on the Beneficial Occupancy Date. The Tenant Improvement Allowance shall be distributed as follows: (i) twenty-five percent (25%) of the total allowance applicable to the Premises on the thirty-first (31st) day following the Beneficial Occupancy Date; (ii) twenty-five percent (25%) of the total allowance applicable to the Premises on the sixty-first (61st) day following the Beneficial Occupancy Date; (iii) twenty-five percent (25%) of the total allowance applicable to the Premises on the ninety-first (91st) day following the Beneficial Occupancy Date; (iv) fifteen percent (15%) of the total allowance applicable to the Premises on the one hundred twenty-first (121st) day following the Beneficial Occupancy Date and (v) ten percent (10%) of the total allowance applicable to the Premises within thirty (30) days after the satisfaction of the requirements set forth in Section 7.6(b). At the time Tenant makes any payments to any contractors performing Tenant's Work, Tenant shall obtain from such contractors and any subcontractors of such contractors, mechanic's lien waivers and/or releases of lien satisfactory to Landlord and shall submit same to Landlord within thirty (30) days of receipt. Notwithstanding the foregoing, Landlord will not unreasonably withhold its consent, upon the written request of Tenant, to issuing payment directly to a reasonable number of contractors, provided Tenant complies with Landlord's reasonable conditions in regard thereto.

                  (b) Upon final completion of the Tenant's Work with respect to the Premises and Tenant's occupancy of the Premises for the Permitted Use, Landlord shall not advance the final portion of the Tenant Improvement Allowance applicable to the Premises (i.e. the 10% set forth in clause (v) of Section 7.6(a)) until Tenant submits a final application for payment ("Application for Payment"), in the form attached hereto as Exhibit H along with (1) final releases of lien or final waiver of liens, (2) delivery of building department filing documents, permits and approvals and other evidence reasonably satisfactory to Landlord that the work is in compliance with all laws, orders and regulations of all Federal, State, municipal and local governments, departments, commissions and boards and the orders, rules and regulations of the National Board of Fire Underwriters, and (3) the completion of an inspection by Landlord confirming that the work set forth in Tenant's Plans has been completed in accordance with Tenant's Plans and in strict accordance with the provisions of this Lease. In the event of any dispute between a contractor and Tenant that does not allow Tenant to deliver to Landlord final lien releases or waivers of lien (or such other documentation required by Landlord for such final payment) and the amount in dispute is less than $50,000, Landlord will advance to Tenant the remaining portion of the Tenant Improvement Allowance. Notwithstanding the foregoing, at the option of Tenant, Landlord shall, in lieu of advancing to Tenant any remaining portion of the Tenant Improvement Allowance, credit this unadvanced portion of the Tenant Improvement Allowance to the next payments of Base Rent or Additional Rent due under this Lease. Tenant may request, and Landlord agrees to make, advances of the Tenant Improvement Allowance directly to contractors upon receipt of specific directions from Tenant.

         7.7 Any dispute arising out of or in connection with this Article shall be determined by arbitration in accordance with the provisions of Article 34.

8. LANDLORD'S OBLIGATIONS - UTILITIES AND SERVICES.

         8.1 Landlord shall furnish the following services commencing on the Term Commencement Date while Tenant is occupying the Premises:

                  (a) Cleaning services for the Premises (including bathrooms), including the exterior and interior of the windows thereof (subject to Tenant maintaining unrestricted access to such windows), but excusing any portions of the Premises used for the storage, preparation, service or consumption of food or beverages (other than pantries normally found in office uses), substantially in accordance with the cleaning specifications annexed hereto as Exhibit I;

                  (b) Sewer service and an adequate quantity of hot and cold water for cleaning and drinking purposes supplied to the lavatories and pantries on the floors on which the Premises are located;

                  (c) Maintenance service to the Building and the Land, so that the same shall be kept in good order and repair and shall be kept reasonably free from debris, snow and ice;

                  (d) Passenger elevator service to the Premises during Business Hours consistent with the first class standards of the Building (Landlord has advised Tenant that Landlord is remodeling the elevators and at various times more than one elevator may be out of service to complete such remodeling and same shall not constitute a breach of this Lease), provided during non-Business Hours, at least one (1) elevator shall serve the Premises and Landlord shall provide at least one (1) passenger elevator which shall connect all of the floors of the Premises;

                  (e) Freight elevator service in common with other tenants of the Building during Business Hours and available upon request during non-Business Hours in accordance with the provisions of Sections 8.5 and 7.4(b);

                  (f) Through the Building heating, air conditioning and ventilation system, for distribution through Tenant's duct work system, heated, conditioned and outside air, at such temperatures and pressures and in such volumes and velocities as are set forth in Exhibit J annexed hereto (collectively, "HVAC"). Tenant acknowledges that Landlord's sole obligation hereunder shall be to bring air to the air distribution source(s) for the Premises. Tenant shall be responsible for the distribution of such air throughout the Premises by means of the duct work system installed by Tenant as part of Tenant's Work. There shall be no charge for non-Business Hours HVAC, nor any tonnage charges. Landlord and Tenant further agree to operate the HVAC equipment in accordance with its design criteria unless a recognized energy conservation law, program, guideline, regulation or recommendation promulgated by any Governmental Authority shall provide for any reduction in operations below such design criteria in which case such HVAC equipment shall be operated so as to provide reduced service in accordance with such law, program, guideline, regulation or recommendation. Landlord represents that, to its knowledge, the Building currently is in compliance with applicable Legal Requirements relating to air quality and Landlord shall be responsible during the Term for the compliance by the Building with applicable Legal Requirements relating to air quality. Notwithstanding the foregoing, however, Landlord shall not be responsible for compliance with Legal Requirements relating to air quality to the extent such compliance requires modifications to any Alterations installed by Tenant (including, without limitation, any installations, air conditioning systems or duct work installed by Tenant as part of Tenant's Work), nor shall Landlord be responsible therefor to the extent that Tenant's use, manner of use of the Premises or the actions or inactions of Tenant or its agents, representatives or contractors causes the Premises or the Building not be in compliance with applicable Legal Requirements relating to air quality;

                  (g) Lighting and electricity to the Common Areas; and

                  (h) A security program with respect to ingress to and egress from the Building. Notwithstanding anything to the contrary herein, during the period of construction of Landlord's Work and Tenant's Work and until Tenant occupies the Premises for the conduct of Tenant's business, Landlord shall only be required to provide minimal security in order to protect the Premises from damage and vandalism. Landlord shall have no obligation to provide additional security to protect Tenant's property and installations and Tenant shall procure from Landlord, and Landlord shall supply to Tenant, any additional security Tenant deems necessary or appropriate at Tenant's sole cost and expense. Tenant agrees to pay Landlord, as Additional Rent, for such security within thirty (30) days after Tenant's receipt of an invoice therefore.

         8.2 In addition to the services to be furnished or caused to be furnished by Landlord in accordance with Section 8.1, Landlord, at Tenant's expense, shall furnish or cause to be furnished the following additional services while Tenant is occupying the Premises:

                  (a) Cleaning services for the kitchen (other than pantries normally found in office uses), cafeteria and other areas not customarily found in office uses located in the Premises therein in accordance with the cleaning specifications annexed hereto as Exhibit I;

                  (b) Removal of trash and other debris from kitchen (other than pantries normally found in office uses), cafeteria and other areas not customarily found in office uses of the Premises at the end of Business Hours;

                  (c) Refrigerated storage of such kitchen and cafeteria trash and debris. Tenant covenants all kitchen or cafeteria trash and debris collected during Business Hours shall be stored by Tenant within the Premises in refrigerated storage areas;

                  (d) Extermination service administered to any kitchen, cafeteria or special food preparation areas on a regular basis, as reasonably determined by

Landlord, for rodent and pest control or, in the event of infestation caused by or resulting from such areas, as the same may be required, as reasonably determined by Landlord, to eliminate such infestation;

                  (e) Relamping of lighting fixtures within the Premises and replacement of bulbs and ballasts; and

                  (f) Installation and/or replacement of locks within the Premises and the supplying of keys therefor.

         Landlord shall provide Tenant with the appropriate contracts or other documentation evidencing the cost to Landlord of providing the services described in sub-paragraphs (a), (b), (d) and (e) above. Tenant shall be billed for the services described in subparagraph (c) based upon a cubic foot cost to be reasonably determined by Landlord. Tenant shall be billed for the services described in sub-paragraphs (a), (b), and (c) above based on invoices delivered by Landlord to Tenant on not less than a monthly basis and Tenant shall pay, as Additional Rent, the amount stated in such invoices within thirty (30) days after its receipt thereof. All services supplied by Landlord shall be reasonably and competitively priced, which prices shall be competitive with the cost of similar services supplied to tenants in similar buildings in the general vicinity of the Building. Notwithstanding anything to the contrary herein, Landlord shall have no obligation to provide the services described in sub-paragraphs (d), (e) and (f) above unless Landlord receives a request, either written or oral, for such service or services from Tenant; provided, however, in the event the Premises contain any kitchen, cafeteria or special food preparation areas, Landlord may require Tenant to retain Landlord to provide the services contained in sub-paragraph (d) above. In the event Landlord receives such request, either written or oral, from Tenant and provides such service or services, Tenant shall pay, as Additional Rent, for Landlord's furnishing of such service or services within thirty (30) days after its receipt of an invoice therefor.

         8.3 Business Hours shall be from 8 a.m. to 6 p.m. Monday through Friday, in all cases, excluding Holidays. "Holidays" shall mean those days designated from time to time as holidays by the union holiday schedule covering the majority of employees at the Building, those days designated from time to time as holidays pursuant to the laws of the State of New York. Except as otherwise expressly provided herein, Landlord shall have no obligation to provide any services on Sundays.

         8.4 Landlord shall provide Tenant and its contractors and employees access to the Premises, and the services referred to in Section 8.1(b), Section 8.1(d), Section 8.1(f), Section 8.1(g) and Section 8.1(h), 24 hours a day, 365 (or 366) days a year.

         8.5 If Tenant shall desire freight elevator service at any time other than during Business Hours, such service or services shall be supplied to Tenant only at the request of Tenant, which request shall be made, not later than 2:00 p.m. on the preceding business day, not later than 6:00 P.M. on the business day preceding such required extra usage (or before 12:00 P.M. on Friday for weekend overtime service), and Tenant shall pay to Landlord, as Additional Rent, the charges set forth below for the furnishing of such service or services within thirty (30) days after receipt of an invoice therefor. If Tenant gives such Notice after 2:00 P.M., Landlord shall endeavor (at no additional cost to Landlord) to provide such non-Business Hours services to Tenant. As of the date of this Lease, the hourly charge for freight elevator service during non-Business Hours is $52.50. The foregoing charges shall on the first day of the fourth year following the initial three (3) year period, and the first day of every fourth year thereafter through the Term of this Lease, be adjusted by Landlord by the percentage increase in the Index between the month in which the Base Rent Commencement Date occurs and the calendar month immediately preceding the commencement of each such fourth year.

         8.6 (a) Electric current will be supplied to the Premises by Landlord so long as legally permissible in the Building to service the Premises for the uses herein permitted and Tenant covenants and agrees to purchase the same from Landlord and to pay for the same as Additional Rent. Tenant's electrical demand and consumption in the Premises shall be determined by a meter(s) or submeter(s) installed for the purpose of measuring the same and shall measure the electric current supplied to the Premises only. There shall be at least one (1) meter per floor for Tenant's use, which meter shall be installed by Landlord at Landlord's sole cost and expense. If Tenant requires additional meters, Tenant shall install same at its cost. The charge to Tenant for such supply of electric current to the Premises shall be the sum of: (i) the amount obtained by applying to Tenant's measured electrical consumption an amount equal to the total of Landlord's actual electric cost for each kilowatt hour usage for the Building for the period in question divided by the total number of kilowatt hours of electricity consumed in the Building for such period, (ii) the amount obtained by applying to Tenant's measured electrical demand the actual public utility rate schedule then applicable to Landlord for the purchase of electricity for the Building, (iii) any surcharges or charges incurred or taxes payable by Landlord in connection with such electricity consumption or increase or decrease thereof by reason of fuel adjustment or any substitutions for the public utility electric rates then applicable to Landlord or additions thereto and (iv) a service charge equal to five percent (5%) of the amounts set forth in clauses (i), (ii) and (iii) of this Section 8.6(a). All such additional meters or submeters or other related equipment shall be installed by Landlord at Tenant's sole cost and expense, and Tenant shall pay such costs and expenses as Additional Rent within thirty (30) days after receipt of an invoice therefor. Bills shall be rendered monthly, commencing with the first full month following the Term Commencement Date, the amounts computed from such meter readings shall be Additional Rent and shall be due and payable, without set-off or deduction, thirty (30) days after the rendition of such bills. If any tax is imposed upon Landlord's receipts for the sale or resale of electrical energy to Tenant, the pro rata share allocable to the electrical energy service received by Tenant shall be passed on to Tenant to the extent permitted by law. In the event any portion of the Premises cannot be metered, Tenants consumption of electricity shall be determined based upon an electrical survey as more particularly described in Section 8.6(b).

                  (b) Only if required by any Legal Requirement and it is not possible to supply electricity by metering as set forth in Section 8.6(a), electricity may be provided to Tenant on a so-called "rent inclusion" basis. In such event, Tenant agrees that Section 8.6(a) shall no longer be applicable, and the Base Rent shall be increased to compensate Landlord for supplying Tenant with electric current as an additional service as provided in this Section 8.6(b). In the event that Landlord shall provide electricity on a rent inclusion basis, Tenant agrees that the Base Rent shall be increased to compensate Landlord for supplying Tenant with electric current in the Premises as an additional service based upon the submetered charges for Tenant's usage for the immediately preceding twelve (12) month period (or if less than twelve (12) months of the Term shall have elapsed as of the Rent Inclusion Date (as defined below), such shorter period extrapolated to an annual amount) commencing on the date on which Landlord is no longer permitted to supply electricity to the Premises on a submetered basis (such date being herein referred to as the "Rent Inclusion Date") and continuing until such time as such sum may be increased as hereinafter provided. Landlord will furnish electricity to Tenant through presently installed electrical facilities for Tenant's use of such lighting, electrical appliances, air conditioning systems and equipment as presently exist or as Tenant may be permitted to install in the Premises (Tenant shall be permitted without Landlord's prior approval or consent to install equipment ordinarily and customarily found in an office setting), subject to Landlord's consent which will not be unreasonably withheld or delayed, except as expressly otherwise provided in this Article. Tenant agrees that an electrical engineer or utility consultant, selected by Landlord, may, from time to time during the Term (but not more often than annually unless Tenant adds equipment significantly beyond the immediately prior load requirements or Tenant changes the use of the applicable portion of the Premises), make a survey of the electric lighting and power load by metering or otherwise to determine Tenant's average monthly electrical energy consumption in the Premises ("Tenants Electric Consumption") based upon (i) the connected load rating of each item consuming electric energy, (ii) Tenant's usage which shall be determined by multiplying the connected load rating of each item by the hours of usage as determined by the consultant, and (iii) the actual Electric Rates charged to Landlord by Consolidated Edison Company of New York, Inc. or any successor thereto applicable to Landlord, inclusive of all surcharges or taxes thereon including any sales tax as a result of the resale of such energy to Tenant. The findings of such engineers or consultant as to the proper Base Rent adjustment based on Tenant's Electric Consumption shall be conclusive and binding upon the parties and shall be retroactively applied to the period after the date of the survey and any adjustment in Base Rent shall be included in the Base Rent payable monthly on the first day of each and every month in advance for each month from the Rent Inclusion Date (except that if the amount of such fixed rent increase shall not have been determined on the Rent Inclusion Date, then, upon such subsequent determination, Tenant shall pay for the period from the Rent Inclusion Date to the date of such determination, the uncollected amount of such increase in Base Rent).

                  (c) If the Electric Rates on which the initial determination of said consultant shall be increased or decreased, then the sum included in Base Rent by reason of this Section shall be increased or decreased by the same percentage as such change in the Electric Rates, retroactive to the date of such increase or decrease in such Electric Rates, and the amount payable from the effective date of such increase to the last day of the month in which Tenant shall be billed therefor shall be paid within thirty (30) days after Landlord furnishes Tenant with a statement thereof.

                  (d) The term "Electric Rates" shall be deemed to mean the rates at which Landlord purchases electrical energy from the public utility supplying electrical service to the Building, including any surcharges or charges incurred or taxes payable by Landlord in connection therewith or in connection with the furnishing of electrical energy by Landlord on a rent-inclusion basis or increase or decrease thereof by reason of fuel adjustment or any substitutions for such Electric Rates or otherwise.

                  (e) In the event Tenant shall dispute any findings under this Section of the engineer or consultant designated by Landlord, Tenant may, within ninety (90) days after receiving Notice of such findings, designate by Notice to Landlord an independent engineer or utility consultant to make, at Tenant's sole cost and expense, another determination of the increased average monthly electrical consumption or the value to Tenant of the potential additional energy to be made available to Tenant, as the case may be. If the electrical engineer or utility consultant selected by Tenant shall determine that such increased consumption or value, as the case may be, of such electrical energy is less than as determined by Landlord's engineer or consultant and the two engineers or consultants are unable to adjust such difference within twenty (20) days after the determination made by Tenant's engineer or consultant is delivered to Landlord, the dispute shall be determined by arbitration in accordance with the provisions of Article 34 of this Lease. Pending a final determination pursuant to such arbitration however, Tenant shall pay to Landlord for such electrical energy based on the determination of Landlord's engineer or consultants; and if it is determined that Tenant has overpaid, Landlord shall reimburse Tenant for any overpayment at the conclusion of such arbitration. If Tenant shall not dispute the findings as provided in this Section, the determination by Landlord's engineer or consultants shall be deemed final and conclusive.

                  (f) In the event that electricity is included on a rent inclusion basis pursuant to Section 8.6(b) and Landlord elects to purchase capital equipment or make other capital expenditures to reduce Landlord's cost of electricity, Landlord shall receive the full benefit of such capital expenditure, and Tenant shall continue to pay Base Rent for electricity, and such Base Rent shall be calculated as hereinabove described, without regard to the fact that Landlord has reduced its cost of electricity by virtue of such capital expenditure, unless such capital expenditure is included in Operating Expenses and Tenant pays Landlord for Tenant's Proportionate Share of such capital expenditure pursuant to Section 5.3 hereof, in which event the Base Rent allocable to the furnishing of electricity by Landlord on a rent inclusion basis shall be equitably decreased to reflect such reduced cost of electricity to Landlord.

                  (g) Tenant's use of electrical energy in the Premises shall never exceed that portion of the capacity allocable to Tenant of (i) the existing feeders to the Building or the electricity available to Tenant through then existing risers or wiring installations to the Premises or (ii) any of the electrical conductors, machinery and equipment in or otherwise serving the Premises (in any event, giving due consideration to the needs of existing and potential tenants using the same risers, wiring installations or other equipment, as well as to Landlord's electrical needs in connection with the operating of the Building and the provision of emergency services). Landlord represents that such facilities shall be capable of providing up to six (6) watts per usable square foot (connected load) of electricity to the Premises exclusive of HVAC and shall be available at the electrical closet on the applicable floor. No additional riser or risers or other equipment to supply Tenant's electrical requirements shall be installed without Landlord's prior approval, which may be withheld in Landlord's sole and absolute discretion. Only conduit complying with Legal Requirements will be allowed. In order to insure that the electrical capacity of the Building facilities is not exceeded and to avert possible adverse effect upon the Building's electrical system, Tenant shall not, without the prior consent of Landlord, make or perform or permit any alteration to wiring installations or other electrical facilities in or serving the Premises. Any additional risers, feeders, or other equipment proper or necessary to supply Tenant's electrical requirements, upon written request of Tenant, will be installed by Landlord at the sole cost and expense of Tenant if, in Landlord's reasonable judgment, such increase in capacity will not interfere with Landlord's present or anticipated future electrical needs with respect to the Building and/or existing or future tenants of the Building or cause permanent damage or injury to the Building or entail excessive or unreasonable alterations or interfere with or disturb other tenants. Landlord, its agents and engineers and consultants may survey the electrical fixtures, appliances and equipment in the Premises and Tenant's use of electrical energy therein from time to time to determine whether Tenant is complying with its obligations under this Section. If Tenant is in substantial compliance with its obligations under this Lease, the cost of such survey shall be borne by Landlord. If Tenant is not in substantial compliance with its obligations, the cost of such surveys shall be made at the sole cost and expense of Tenant. Each increase in the Base Rent under this Section shall be effective on the date such additional electrical energy is made available to Tenant.

         (h) Landlord reserves the right to terminate the furnishing of electrical energy to Tenant at any time upon ninety (90) days' prior Notice to Tenant unless such Notice is not possible under the circumstances, in which event Landlord will give Tenant such reasonable notice as is possible and only if Landlord also shall terminate or have terminated the furnishing of electrical energy to at least seventy-five (75%) percent of the office tenants of the Building and if such termination required by any Legal Requirement. If Landlord shall so discontinue the furnishing of electrical energy, (i) Tenant shall arrange to obtain electrical energy directly from the public utility company furnishing electrical energy to the Building, (ii) Landlord shall permit the existing feeders, risers, wiring and other electrical facilities servicing the Premises to be used by Tenant for such purpose to the extent that they are available, suitable and legally permissible, (iii) from and after the effective date of such discontinuance, Landlord shall not be obligated to furnish electrical energy to Tenant and, if electricity is then being provided on a rent-inclusion basis, the Base Rent payable under this Lease shall be reduced to the amount which would have been then payable as Base Rent, as of such date but for the adjustments for electrical energy under Section 8.6(b) above, (iv) this Lease shall otherwise remain in full force and effect and such discontinuance shall be without liability of Landlord to Tenant, and (v) if Landlord shall discontinue the furnishing of electrical energy as hereinabove provided Landlord shall, at Landlord's expense, install at locations in the Building selected by Landlord and maintain any and all necessary electrical meter equipment, panel boards, feeders, risers, wiring and other conductors and equipment which may be required to obtain electrical energy directly from the public utility supplying the same.

                  (i) Except as set forth in Section 18.2, Landlord shall incur no liability whatsoever and it shall not constitute a termination of this Lease or an eviction (constructive or otherwise) hereunder should electricity or any other utility become unavailable from the public utility company furnishing electrical energy to the Building, or any public authority or any other person, firm or corporation, including Landlord, supplying such utility or due to Force Majeure.

         8.7 Landlord shall cause the Building to be managed as a Class A office building, consistent with the standards of other Class A office buildings similar in size and quality in New York, New York.

         8.8 Landlord agrees that any service which Landlord performs under this Lease and which Tenant is obligated to reimburse Landlord therefor shall be charged on a reasonable and competitive basis and shall not exceed the amount charged in similar Class A Buildings for similar services.

         8.9 Tenant shall have the right to select any telecommunication provider to the Premises so long as such telecommunication provider does not and is not reasonably likely to cause a Conflict and Landlord agrees to provide reasonable cooperation to Tenant in granting access to the Building to such telecommunication provider; provided, that, any repairs, work or alterations being performed in the Building by Landlord shall at all times [(EXCEPT IN THE CASE OF AN EMERGENCY)] take precedence over any work being performed in the Building by Tenant's telecommunications provider.

9. USE.

         9.1 The Premises shall be used solely for the Permitted Use set forth in the Fundamental Lease Provisions and for no other purposes. Tenant shall not offer, sell or market any real estate services or real estate related services to other tenants in the Building other than to Related Corporations, which services are in competition with services offered by Landlord to tenants in the Building and Tenant shall not offer telecommunication services utilizing the Building, Building Equipment or any conduits, or shafts, whether located within the Premises or outside the Premises, to other tenants in the Building.

         9.2 Tenant shall not use, occupy, suffer or permit the Premises, the Building or any part of either to be used in any manner, or suffer or permit anything to be brought into or kept therein, which would (a) make unobtainable at standard rates from any reputable insurance company authorized to do business in the State of New York, any fire insurance with extended coverage or liability, elevator, boiler, umbrella or other insurance, (b) cause, or be likely to cause, injury or damage to the Building or to any equipment contained therein or on the Premises, (e) constitute a public or private nuisance, (d) violate any certificate of occupancy for the Building, provided, however, that Landlord shall not modify or alter such certificate to conflict with Tenant's Permitted

Use, (e) emit objectionable noise, fumes, vibrations, heat, chilled air, vapors or odors into or from the Building, except through exhausts vented to the outside of the Building at locations approved by Landlord, or the equipment contained therein, (f) impair or interfere with any of the Building services, including the furnishing of electrical energy, or the proper and economical cleaning, heating, ventilating, air conditioning or other services of the Building, the equipment contained therein or the Premises or (g) violate any Legal Requirement or Insurance Requirement. The restrictions imposed by this Section, and the application thereof, shall not be limited or modified by the terms of any other provision of this Lease.

         9.3 Tenant or Tenant's assignees, subtenants, employees, agents, contractors, invitees or licensees shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building or injure them or use or allow the Premises to be used for any purpose which is unlawful, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises.

         9.4 Tenant has requested the right to install a kitchen within the Premises at a location to be determined. Landlord shall not unreasonably withhold or delay in its consent to an installation of a kitchen subject to such reasonable restrictions as Landlord may impose, including, but not limited to, Tenant, at its sole cost and expense, obtaining all permits and approvals, determination of adequate exhaust through an acceptable route through the Building, determination of adequate utilities and Tenant shall be responsible for any unusual or significant increase in the use of utilities and compliance with all other provisions of this Lease. If Tenant does install a kitchen, Tenant shall retain Landlord to provide the services listed in Section 8.2(a),
(b), (c) and (d).

10. COMPLIANCE WITH LAWS.

         10.1 (a) Tenant at its sole cost and expense, shall comply with all requirements of Governmental Authorities ("Legal Requirements") and all requirements of insurance companies providing coverage for the Building and/or the Premises or recommendations of the National Board of Fire Underwriters ("Insurance Requirements") and give Landlord prompt notice of any lack of compliance, except that Tenant shall have no obligation to pay the costs of any structural alteration of the Premises or the Building required solely by reason of a Permitted Use unless and to the extent said alteration (i) is necessitated by a condition which has been otherwise created by, or at the instance of, Tenant any subtenants or any other occupant of the Premises, including, but not limited to, the installation of Tenant's Work, (ii) is attributable to the use, other than a Permitted Use, to which Tenant, any subtenants or any other occupant of the Premises puts the Premises or any part thereof, or Tenant's, any subtenant's or any other occupant's of the Premises manner of use of the Premises, (iii) is required by reason of a breach of Tenant's obligations hereunder, (iv) is occasioned, in whole or in part, by any act, omission or negligence of Tenant or any person claiming by, through or under Tenant, or any of their assignees, subtenants, employees, agents, contractors, invitees or licensees, or (v) with respect to the Premises only, is necessitated by reason of the failure of Tenant or the Tenant's Plans to comply with any Legal Requirement, including, without limitation, the Americans with Disabilities Act of 1990. Any such structural alteration of the Premises or the Building required as a result of clause (i), (ii), (iii), (iv) or (v) of the immediately preceding sentence shall be performed by Landlord, at Tenant's expense, and Tenant shall pay for the same, as Additional Rent, within thirty (30) days of its receipt of an invoice therefor. Tenant shall pay all costs, expenses, fines, penalties and damages which may be imposed upon Landlord and/or any mortgagee of the Land and/or the Building by reason of or arising out of Tenant's failure fully and promptly to comply with the provisions of this Section.

                  (b) Landlord, at its sole cost and expense, shall comply with all Legal Requirements and all Insurance Requirements except to the extent Tenant is obligated to comply with same pursuant to Section 10.1 (a), and Landlord shall give Tenant prompt Notice of any lack of compliance by Tenant. Landlord shall have no obligation to comply with Legal Requirements or Insurance Requirements regarding Tenant's Work. This Section shall not in any manner relieve Tenant from its obligations to comply with Legal Requirements or Insurance Requirement as set forth in Section 10.1(a) or prevent Landlord from seeking reimbursement for such compliance to the extent Tenant is obligated to pay same.

         10.2 Tenant, at its sole cost and expense, after Notice to Landlord, by appropriate proceedings prosecuted diligently and in good faith, may contest the validity or applicability of any Legal Requirement or Insurance Requirement provided that: (a) Landlord shall not be subject to civil fines, quasi-criminal violations, criminal penalty or prosecution for a crime, nor shall the Building or the Land, or any part thereof, be subject to being condemned or vacated, by reason of non-compliance or otherwise by reason of such contest; (b) such non-compliance or contest shall not constitute or result in any violation of the terms of any mortgage encumbering the Land and/or the Building, or if any such mortgage shall condition such non-compliance or contest upon the taking of action or furnishing of security by Landlord or affirmative title insurance coverage preserving the priority of such mortgage notwithstanding the determination of such noncompliance or contest, such action shall be taken and such security or such affirmative title insurance coverage shall be furnished at the expense of Tenant; (c) such non-compliance or contest shall not result in the termination, suspension, cancellation, lapse or waiver of any insurance policies or coverages maintained by Landlord or required to be maintained by Tenant under this Lease; (d) such non-compliance or contest shall not result in the termination, suspension, cancellation, lapse or waiver of any certificate of occupancy for the Building or any portion thereof; and (e) Tenant shall keep Landlord regularly advised in writing as to the status of such proceedings and shall provide Landlord with copies of all submissions and documents delivered or received by Tenant in connection therewith.

         10.3 Any improvements or Alterations made or work performed by or on behalf of Tenant or any person claiming through or under Tenant pursuant to this Article shall be made in conformity with and subject to the provisions of this Lease, including, without limitation, Article 12.

11. REPAIRS.

         11.1 Tenant, at its sole cost and expense, shall take good care of, and make all interior non-structural repairs to, the Premises, all repairs to Tenant's equipment, and all repairs to the HVAC system(s) installed by Tenant. Tenant shall make and be responsible for (or, at Landlord's election, Landlord shall make at Tenant's expense) all repairs, inside the Premises, ordinary or extraordinary, as and when needed to preserve the Premises in working order and condition and to keep the Premises in compliance with all Legal Requirements and Insurance Requirements and to prevent any disruption of, or adverse effect on, the Building, the Building systems, the quiet enjoyment of other tenants or to prevent any damage to the personal property of other tenants, except that Tenant shall not be responsible for the costs of any structural repairs or repairs to Building systems unless the need therefor arises out of (i) the performance of or existence of improvements made by Tenant, any subtenants or any other occupant of the Premises or their contractors, (ii) the installation, use or operation of equipment therein by Tenant, any subtenant or any other occupant of the Premises, (iii) the moving of any such equipment in or out of the Building or the Premises, (iv) the acts, omissions, negligence or misuse of or by Tenant, any subtenants or any of its or their employees, agents, contractors, occupants, licensees or invitees or their use or occupancy of the Premises (except fire or other casualty caused by Tenant's negligence, if the fire or other casualty insurance policies insuring Landlord are not invalidated and the rights of Landlord are not adversely affected by this provision), or (v) Legal Requirements or Insurance Requirements to the extent set forth in Section 10.1(a) or as otherwise provided in Section 11.1. Any such structural alteration of the Premises required as a result of clause (i), (ii), (iii), (iv) or (v) of the immediately preceding sentence shall be performed by Landlord, at Tenant's expense, and Tenant shall pay for the same, as Additional Rent, within thirty
(30) days after its receipt of an invoice therefor. Tenant, at its sole cost and expense, shall promptly replace or repair scratched, damaged or broken doors and glass which are visible from outside the Premises, which damage and repair is caused solely by any act, omission, negligence or misuse by Tenant or any of its subtenants, or any of its or their agents, employees, contractors, occupants, licensees or invitees and Tenant shall be responsible for all repairs of damaged wall and floor coverings, which are visible from outside the Premises (including, without limitation, where Tenant shall lease an entire floor, the walls, elevator doors and floor coverings in the elevator lobby and the walls, wall coverings, title and fixtures in the lavatories) where such damage is caused solely by any act, omission, negligence or misuse or by Tenant or any of its subtenants, or any of its or their agents, employees, contractors, occupants, licensees or invitees. If any damage is caused by parties other than Tenant or any of its subtenants, or any of its or their agents, employees, contractors, occupants, licensees or invitees, Landlord, at its sole cost and expense, shall be responsible for repairing same. Any broken window glass caused solely by any act, omission, negligence or misuse or by Tenant or any of its subtenants, or any of its or their agents, employees, contractors, occupants, licensees or invitees shall be repaired by Landlord at Tenant's expense, and Tenant shall pay for the same, as Additional Rent, within thirty (30) days after its receipt of an invoice therefor. Tenant promptly and at its sole cost and expense, shall make all non-structural repairs in or to the Premises for which it is responsible. In the event Tenant fails to promptly make any repair or alteration required by Tenant to be performed under this Section 11.1,



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

Landlord, at Tenant's sole cost and expense, shall have the right to make such repairs or alterations and Tenant shall pay for such repairs or alterations, as Additional Rent, within thirty (30) days after its receipt of an invoice therefor. All repairs made by or on behalf of Tenant shall be made in conformity with the provisions of Article 12, including the use of Approved Contractors, and shall be at least equal to the standards found in Class A office buildings similar in size and quality to the Building in New York, New York.

         11.2 (a) Landlord shall make all necessary repairs to the roof and all structural repairs to the Building. Any such structural or roof repairs occasioned by the acts, omissions, negligence or misuse of or by Tenant or any of its subtenants or any of its or their employees, agents, contractors, occupants, licensees or invitees or their use or occupancy of the Premises shall be made by Landlord at Tenant's expense. Landlord's repair obligations under this Section 11.2(a) shall exclude, however, (i) repairs (A) of Tenant's personal property or improvements made by or at the request of Tenant (including, without limitation, any Alterations), (B) not occasioned by Landlord's or Landlord's agents', employees' and on-site contractors' wrongful acts or negligence or (C) caused by Tenant or any of its subtenants or any of its or their employees, agents, contractors, occupants, licensees or invitees, and (ii) repairs which Tenant is obligated to make pursuant to Section 11.1 and the other provisions of this Lease. Landlord shall perform all maintenance of, and promptly after the receipt of a Notice from Tenant of the necessity of repair, make all necessary repairs to, the air distribution source(s) for the Premises and any security and life safety systems or devices which may be installed in the Premises by Landlord. Any repairs to the air distribution source(s) for the Premises and any security and life safety systems or devices occasioned by the acts or omissions or negligence of Tenant or any of its subtenants, or, its or their employees, agents, contractors, licensees or invitees, shall be performed by Landlord at Tenant's expense and Tenant shall pay for the same, as Additional Rent, within thirty (30) days after its receipt of an invoice therefor. Except for the foregoing repair obligation, Landlord shall have no liability for the failure of any such Building system, provided, however, Landlord shall during the term of this Lease maintain a Class E life-safety system (or its equivalent) ("Class E Life Safety System") in the Building. Tenant shall be permitted to connect into such Class E Life-Safety System. The cost of all repairs and maintenance by Landlord hereunder shall be included in Operating Expenses except to the extent Landlord is reimbursed for such cost by Tenant or as may be specifically excluded by Article 5 hereof.

                  (b) Tenant, at its sole expense, shall operate or cause to be operated in a first-class manner any air conditioning system and any life safety or security system within the Premises to prevent any adverse effect on any Building system(s). Any maintenance or repair of such air conditioning system and any life safety or security system shall be performed by Landlord upon Tenants request and at Tenant's expense and Tenant shall pay for such maintenance and repair, as Additional Rent, within thirty (30) days after Tenant's receipt of an invoice therefor. Landlord reserves the right (i) to make emergency repairs to any such Tenant's system without Notice, at Tenant's expense, and (ii) to require changes to be made by Tenant to any such Tenant's system if the operation thereof adversely affects, in Landlord's reasonable opinion, the Building's



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

systems. Tenant shall have no access to Building systems unless Landlord shall consent thereto.

                  (c) Except as may be specifically set forth in this Lease, no liability of Landlord to Tenant shall accrue under this Section unless and until Tenant has given Notice to Landlord of the necessity of any specific repair for which Landlord has agreed to be responsible under this Lease, and a sufficient time has elapsed in which to make such repair with same not being performed. In no event shall any failure by Landlord to make any such repairs give to Tenant any right to make such repairs or withhold payment of Base Rent or Additional Rent or to offset any costs incurred by Tenant against any payment of Base Rent or Additional Rent.

12. ALTERATIONS BY TENANT.

         12.1 Tenant shall not make or perform or permit the making or performance of any alterations, additions, installations or improvements to or removals from (collectively, "Alterations") the Premises without Landlord's prior written consent, except that Tenant may, without Landlord's prior consent, make or perform or permit the making or performance of any nonstructural Alteration that has a cost less than $100,000 a per occurrence basis, which amount shall be adjusted each Lease Year by the percentage increase in the Index between the month in which the Term Commencement Date occurs and the calendar month immediately preceding the first month of the applicable Lease Year. Landlord agrees not to unreasonably withhold its consent to non-structural Alterations provided the same, in Landlord's reasonable opinion, do not adversely affect Building systems (including, without limitation, utility, life safety, electrical, plumbing and sewage lines and HVAC systems) and will not result in any increase in Operating Expenses beyond a de minimis degree (unless Tenant agrees in writing to pay for any such increase). Tenant shall furnish Landlord with plans and specifications for any non-structural Alterations prior to Tenant's commencement of the construction or installation of the same. Any Structural Alterations requested by Tenant and approved by Landlord shall be performed by Landlord, at Tenant's expense, provided the same does not adversely affect beyond a de minimis degree Building systems (including, without limitation, utility, life safety, electrical, plumbing and sewage lines and HVAC systems) and will not result in any increase in Operating Expenses (unless Tenant agrees in writing to pay for any such increase). Tenant shall request in writing Landlord's written consent not less than thirty (30) days prior to the proposed commencement of the construction of such Structural Alterations, which written request shall be accompanied by plans and specifications (prepared by a licensed structural engineer reasonably acceptable to Landlord) for such Structural Alterations, which plans and specifications shall be subject to the approval of Landlord, which approval shall not be unreasonably withheld or delayed. Landlord's granting of consent to Structural Alterations may be conditioned on a requirement that Tenant (x) deposit with Landlord, prior to Landlord's commencement of installation of any such Structural Alterations, an amount not in excess of ten percent (10%) of the cost of such installation, as determined by Landlord, and (y) on or prior to the Expiration Date or earlier termination of this Lease, arrange with Landlord for the removal, at Tenant's expense, of all vertical penetrations throughout the Premises in excess of three
(3) penetrations and the
restoration of such penetrations to their condition prior to the construction of such penetrations. Tenant shall pay, as Additional Rent the reasonable out-of-pocket costs for the installation of such Structural Alteration, together with costs incurred by Landlord in its review of the plans and specifications therefor, within thirty (30) days after its receipt of an invoice therefor.

         12.2 In the event that in connection with any Alteration (whether structural or non-structural), installation of any wires, conduits, pipes or mechanical equipment outside the Premises is required, Tenant shall request Landlord's consent therefor not less than twenty (20) days prior to the commencement of the construction of such Alterations, which consent shall be accompanied by plans and specifications to be reviewed and approved by Landlord showing the location of such wires, conduits, pipes or mechanical equipment. Landlord's granting of consent to the installation of any such wires, conduits, pipes or mechanical equipment may be conditioned on a requirement that Tenant deposit with Landlord, prior to Landlord's commencement of such installation, the cost, or a portion thereof, of such installation as determined by Landlord. Without limiting the reasons for the granting or withholding of consent by Landlord, Landlord may withhold such consent if in Landlord's opinion, reasonably exercised, such installation will adversely affect Building systems or will cause or create a hazardous condition or interfere with or disturb other tenants following the completion of the Alteration. The installation of such wires, conduits, pipes or mechanical equipment shall be performed (a) by Landlord at Tenant's expense, and Tenant shall pay for the same, as Additional Rent, along with costs incurred by Landlord in its review of the plans and specifications therefor, within thirty (30) days after its receipt of an invoice therefor; (b) in a manner consistent with the terms of this Lease or those of another tenant's lease, to the extent such installation is outside of the Premises and requires entry into another tenant's premises; (c) during non-Business Hours and weekends, to the extent possible; (d) upon five (5) days Notice to Landlord prior to such installation; (e) by Approved Contractors. Any damage arising from such installation shall be repaired by Landlord, at Tenant's sole cost and expense.

         12.3 All non-structural Alterations performed by or on behalf of Tenant pursuant to Section 12.1 shall be done in a good and workmanlike manner by the Approved Contractors and in accordance with all Legal Requirements and Insurance Requirements. The Approved Contractors are hereby deemed approved by Landlord for the performance of non-structural Alterations, provided, however, that in the event Landlord determines that the employment of any Approved Contractor, during the course of its prosecution of a non-structural Alteration or any other work for or on behalf of Tenant (including, without limitation, Tenant's Work), interferes with construction performed by, or causes any conflict or labor dispute with, any other contractor, subcontractor or other party engaged in the construction, maintenance or operation of the Building, Tenant shall select another Approved Contractor and shall cause the Approved Contractor being replaced to promptly remove its equipment and personnel from the Building. Landlord hereby expressly reserves the right to require the deletion of contractors and subcontractors from the list of Approved Contractors for cause or if such contractors or subcontractors are or become known to be a probable cause of a labor dispute relating to the Building or the Premises or in the event any such Approved



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

Contractor changes its nature or method of operation to an extent which is reasonably deemed by Landlord to be inconsistent with the then standards of the Building. Subject to the two immediately preceding sentences, Tenant may add contractors and subcontractors to the list of Approved Contractors with Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed. Tenant shall, at Tenant's expense, before making any Alterations, obtain all permits, approvals and certificates required by any Governmental Authority and (upon completion thereof) certificates of occupancy and any other certificates of final approval thereof and shall promptly deliver copies of such permits, approvals and certificates to Landlord. In addition, Tenant or Tenant's contractors or sub-contractors shall provide Landlord, prior to the commencement of any Alterations, with certificates evidencing appropriate builder's risk, liability and worker's compensation insurance coverage during the prosecution of any such Alterations in amounts set forth in the Building Guidelines regarding Tenant's Work reasonably deemed appropriate by Landlord. Landlord shall, upon Tenant's request and at Tenant's expense, furnish or execute promptly any documents, information, consents or other materials which are necessary or desirable in connection with Tenant's efforts to obtain any license or permit for the making of any Alterations.

         12.4 Any and all Alterations made by or on behalf of Tenant in, to or upon the Premises as well as any fixtures installed on the Premises by Tenant, shall, upon such installation, become the property of Landlord and shall remain upon and be surrendered with the Premises except with respect to vertical penetrations in excess of three (3) as set forth in Section 12. 1. Nothing in this Section 12.4 shall be construed to give Landlord title to or to prevent Tenant's removal of trade fixtures or moveable office furniture or equipment, but upon removal of any of the same from the Premises, Tenant shall immediately and at its expense repair any damage to the Building or the Premises caused by such removal, except structural damage, which shall be repaired by Landlord at Landlord's expense. All Alterations permitted or required to be removed by Tenant remaining in the Premises after the end of the Term shall be deemed abandoned and may, at the election of Landlord, either be retained as Landlord's property or removed from the Premises by Landlord. If the Alterations remaining after the end of the Term of the Lease are Alterations that Tenant was required to remove, Landlord may remove such Alterations at Tenant's sole cost and expense, which expense shall be fair and reasonable.

         12.5 Tenant, at its expense and with reasonable diligence and dispatch, shall procure the cancellation or discharge of all notices of violation or lien arising from or in connection with any Alterations, or any other work, labor, services or materials done for or supplied to Tenant, or any person claiming by, through or under Tenant, which shall not be the result of any act, omission or negligence of Landlord or its agents, servants, employees or contractors. Tenant shall promptly provide Landlord with copies of cancellation, discharge, release or satisfaction of any such notices of violations or liens. Tenant shall have no authority to create any liens for labor or materials on or against the Land, the Building or the Premises. Tenant may contest the validity of any lien filed against Landlord, the Land, the Building or the Premises for any work, labor, services or materials claimed to have been performed for or furnished to Tenant or any person or entity holding the Premises or any portion thereof by, through or under Tenant, provided Tenant, prior to instituting such contest, (x) causes any such lien to be discharged, bonded or removed by deposit or otherwise within thirty (30) days after Tenant receives Notice from Landlord of the filing of the same, (y) delivers to Landlord a copy of the bond or other evidence of the discharge or removal and
(z) if required by Landlord, delivers to Landlord an endorsement to the title insurance coverage under the title insurance policies insuring Landlord and its mortgagee evidencing the discharge, removal or bonding of such lien, together with evidence of payment by Tenant for such coverage.

         12.6 The performance of any Alterations, whether structural or nonstructural, by or on behalf of Tenant shall be subject to the provisions of
Section 18.3.

         12.7 Tenant's obligations under this Article shall survive the expiration or earlier termination of this Lease.

13. INSPECTIONS.

         13.1 Landlord may enter the Premises from time to time upon twenty four
(24) hours verbal notice to Tenant to inspect the Premises to insure compliance with the provisions of this Lease. Landlord shall exercise its rights under this
Section in a reasonable manner as to not unreasonably interfere with Tenant's occupancy of the Premises. In the event Landlord reasonably determines that Tenant is not in compliance with any provision of this Lease, Landlord shall give Tenant Notice of such noncompliance and Tenant shall, at Tenants sole cost and expense, promptly comply with the provisions of this Lease. In the event Tenant fails to promptly comply with such Notice, Landlord, at Tenant's sole cost and expense, shall have right, but not the obligation, to take such steps as reasonably necessary to cause the Premises to comply with this Lease and Tenant shall pay the costs of compliance, as Additional Rent, within thirty (30) days after its receipt of a invoice therefor.

         13.2 In no event shall the failure of Landlord to take steps to cause compliance give way to any liability on the part of Landlord. Tenant shall be solely responsible for any liability arising by reason of Tenant's failure to comply with the provisions of this Lease.

14. SIGNS.

         14.1 Tenant (including Related Corporations), at Tenant's sole cost and expense, shall have the right to install or erect such interior signs as Tenant deems necessary or appropriate in or on the Premises provided that the same are in keeping with first-class office signage and that in locations where Tenant does not occupy a full floor within the Premises, such signage shall be subject to the reasonable approval of Landlord. Tenant (including Related Corporations) and any subtenants or assignees of Tenant shall also have the right to install in the public corridor of the floors on which the Premises are located, signs ("Tenant's Corridor Sign") bearing Tenant's name and/or logo. The location, specifications and design of Tenant's Corridor Signs in locations where Tenant does not occupy a full floor within the Premises shall be subject to the prior written approval of Landlord, which approval shall not be unreasonably withheld or delayed, and which shall be compatible with any other tenant signs in the public corridor of the floors on which the Premises are located.

         14.2 Any signs installed or erected by or for Tenant shall remain Tenant's property, shall be maintained by Tenant at Tenant's expense and shall be removed by Tenant at the expiration or earlier termination of this Lease, and Tenant shall repair any damage caused by such removal. Tenant shall procure and pay for all governmental permits required for the installation of any sign in or on the Premises and provide Landlord with copies of all such permits promptly upon Tenant's receipt of the same.

         14.3 Tenant's installation, maintenance and removal of Tenant's Corridor Signs shall be subject to the provisions of Section 18.3.

15. BUILDING DIRECTORY.

         15.1 Landlord shall install and maintain a directory board selected by Landlord in the ground floor lobby of the Building containing the names of tenants. Landlord, at Landlord's option, may elect to install a computerized directory in lieu of a directory board. In the event a computerized directory is installed, Tenant shall have the right, at no cost to Tenant, to use the number of spaces or slots necessary for Tenant to inscribe the names of Tenant and the names of Tenant's officers and/or employees located in the Building. In the event a directory board is installed, Tenant shall have the right to use the number of spaces or slots equal to the product of (x) Tenants Proportionate Share at any given time, multiplied by (y) the total number of spaces or slots on said directory board. In the spaces or slots so allocated on the directory board to Tenant, Tenant may inscribe Tenant's name and the names of Tenant's and/or officers located in the Building provided that such listings do not exceed the number of spaces or slots allocated to Tenant pursuant to the immediately preceding sentence. Tenant may propose directory board designs for boards listing Tenant's names. The proposed board shall be subject to Landlord's approval, which approval shall not be unreasonably withheld, and the approval of New York City Landmarks Commission.

         15.2 Tenant shall be permitted to install at the entrance to the Building a sign with Tenant's name thereon, provided such sign is consistent with signage of any other tenant at such location, the design and size of same have been approved by Landlord in its reasonable discretion, and Tenant at its sole cost and expense shall obtain any approvals required by Legal Requirements, including the approval of New York City Landmarks Commission.

16. INSURANCE: WAIVER OF SUBROGATION.

         16.1 Landlord shall keep the Building (excluding any Tenant's Work or Tenant owned or installed property) and Landlord's property therein insured for the replacement value (without deducting depreciation) thereof (exclusive of the costs of foundations, excavations and footings) against loss or damage by perils customarily included under standard "all-risk" (including boiler and machinery) policies and shall maintain liability insurance in amounts consistent with those of similar Class A Buildings.

         16.2 Tenant shall maintain, and shall cause any of its subtenants to maintain, for the benefit of, and name as an additional insured, Landlord, any mortgagee of Landlord, the Building management entity, and Tenant, as their interests may appear, (a) commercial general liability insurance, including contractual liability insurance or self-insurance covering Tenant's indemnity obligations hereunder, against claims for bodily injury or death, personal injury and property damage, occurring upon, in or about the Premises; with limits of liability with respect to bodily injury or death, personal injury, and property damage of $1,000,000 per occurrence and a $2,000,000 general aggregate;
(b) business automobile coverage with limits of liability of $1,000,000 combined single limit per accident for bodily injury and property damage; (c) umbrella liability of not less than $5,000,000 per occurrence and general aggregate; (d) insurance against loss or damage by such risks as are insurable under an "all risk" insurance policy, to Tenant's Work, any Alterations installed by Tenant, Tenant's Furnishings and Tenant's other personal property, for the full replacement cost thereof; (e) during such time as Tenant shall be constructing any Alterations, builder's risk insurance, completed value form, covering all physical loss and other costs and expenses (including, without limitation, architectural and engineering costs, general contractor overhead, project management expenses and legal fees) incurred in connection therewith, in an amount reasonably satisfactory to Landlord. If the aforesaid commercial general liability and/or umbrella policy is written for multiple locations, the policy must have an amendment that will ensure that the aggregate limit of insurance will apply separately to each location. Certificates of insurance, showing that such insurance is in force and will not be cancelled without thirty (30) days' prior written notice to Landlord shall be furnished to Landlord prior to Tenant's entering the Premises for the purpose of installing Tenant Work or Tenant's Furnishings. Thereafter, certificates showing renewal of, or substitution for, policies which expire shall be furnished not less than thirty
(30) days prior to the expiration of each policy. Tenant's coverage may be effected by blanket policies covering the Premises and other properties of Tenant, or by self-insurance provided the requirements of Section 16.8 are satisfied.

         16.3 All insurance required to be maintained by Tenant hereunder shall be written in form and substance satisfactory to Landlord by an insurance company with an A.M. Best's rating of at least A licensed to do business in the State of New York, which shall be reasonably satisfactory to Landlord. Upon failure of Tenant to procure, maintain and pay all premiums therefor, Landlord may, at its option, do so, and Tenant agrees to pay the cost thereof to Landlord, as Additional Rent within thirty (30) days after Tenant's receipt of an invoice therefor.

         16.4 Landlord and Tenant each waive all rights of recovery against the other and against the officers, employees, agents, and representatives of the other, on account of loss by or damage to the waiving party or its property or the property of others under its control, to the extent that such loss or damage is insured be obtainable without additional charge, the insured party shall so notify the other party promptly and, if the other party shall pay the insurer's additional charge therefor, such waiver or agreement shall included in the policy against under any policy which either may have in force at the time of loss or damage against under any policy which either may have in force at the time of loss or damage.

         16.5 Except to the extent expressly provided in Section 16.5, nothing contained in this Lease shall relieve Tenant of any liability to Landlord or to its insurance carriers or any other party which Tenant may have under law or pursuant to the provisions of this Lease, by reason of any damage to the Premises or the Building by fire or other casualty.

17. TENANT'S EQUIPMENT.

         17.1 Tenant shall not install any equipment of any kind or nature whatsoever in the Premises which will or may necessitate any changes, replacements or additions to, or in the electrical capacity or existing capacity of, the water system, heating system, plumbing system, air conditioning system, life safety system or any other system of the Premises and/or the Building without first obtaining the prior written consent of Landlord, which consent may be subject to, among other things Tenant's compliance with the provisions of
Section 8.6 and Articles 11 and 12 of this Lease. If Tenant installs business machines and/or mechanical equipment which cause unreasonable levels of noise or vibration in the Building or which, in Landlord's reasonable judgment, exceed the floor loads set forth in Exhibit M, then Tenant, at Tenant's expense, shall promptly install and maintain noise or vibration eliminators or other devices sufficient to eliminate such noise and vibration. Landlord reserves the right to inspect the Premises to insure compliance with this Section.

         17.2 Landlord shall have the right to approve the weight and position of safes and other heavy equipment or fixtures, which shall, if reasonably considered necessary by the Landlord, stand on weight distribution platforms or like devices approved in advance by Landlord. Landlord's approval under the preceding sentence shall not be unreasonably withheld or delayed provided any such safes and other heavy equipment or fixtures will not exceed the maximum floor load of the floor in question which is set forth in Exhibit M after such weight distribution platform or like device is installed. Any and all non-structural damage or injury to the Premises caused by moving the property of Tenant into or out of the Premises, or due to the same being on the Premises, shall be repaired by, and at the sole cost of, Tenant. All structural damage or injury to the Premises caused by moving such property into or out of the Premises, or due to the same being on the Premises, shall be repaired by Landlord, at Tenant's expense, and Tenant shall pay for the same, as Additional Rent, within thirty (30) days after its receipt of an invoice therefor.

         17.3 No furniture, equipment or other bulky matter of any description will be received into the Premises or carried in the passenger elevators except as approved by Landlord, and all such furniture, equipment, and other bulky matter shall be delivered only by way of the freight elevators. Except as set forth in Section 7.4(b), in the event Tenant requests overtime service in accordance with the provisions of this Lease, such overtime service shall be at Tenant's sole cost and expense in accordance with the provisions of this Lease. All movement of furniture, equipment and other materials outside the Premises shall be at Tenant's expense and under the supervision of Landlord who shall, however, not be responsible for any damage to or charges for moving the same. Tenant shall pay for Landlord's supervision, as Additional Rent, within thirty
(30) days after its receipt of an invoice therefor. The charges for such supervision shall be applied uniformly to all tenants of the Building. Tenant shall promptly remove from the sidewalks adjacent to the Building any of the Tenant's furniture, equipment or other material there delivered or deposited.

18. NON-LIABILITY AND INDEMNIFICATION.

         18.1 Neither Landlord nor Landlord's agents, employees, officers, directors, shareholders, members, partners, partners of such partners or principals (disclosed or undisclosed) nor its mortgagees shall be liable to Tenant for, and Tenant shall save and hold Landlord and its agents, employees, contractors, officers, directors, shareholders, members, partners, partners of such partners and principals (disclosed or undisclosed) and their mortgagees harmless from and shall defend and indemnify such parties against, any loss, liability, claim, damage, expense (including reasonable attorneys' fees and disbursements), penalty or fine incurred in connection with or arising from the Premises or by reason of Tenant's or any other occupant's use of the Premises including, without limitation, any injury to Tenant, Tenant's agents, employees, contractors, invitees or licensees or any other occupant of the Premises, or to any other person or for any damage to, or loss (by theft or otherwise) of any of Tenant's property or of the property of any other person, irrespective of the cause of such injury, damage or loss unless due to the intentional acts or negligence of Landlord or Landlord's agents, its employees, contractors, invitees or licensees.

         18.2 Neither any (a) performance by Landlord, Tenant or others of any repairs or improvements in or to the Land, Building or Premises, (b) failure of Landlord or others to make any such repairs or improvements, (c) damage to the Building equipment, Premises or Tenant's personal property, (d) injury to any persons, caused by other tenants or persons in the Building, or by operations in the construction of any private, public or quasi-public work, or by any other cause, (e) latent defect in the Building, Building equipment or Premises, (f) temporary covering or bricking up of any windows of the Premises for any reason whatsoever including, without limitation, Landlord's own acts, any Legal Requirement or any Insurance Requirement, nor (g) inconvenience or annoyance to Tenant or injury to or interruption of Tenant's business by reason of any of the events or occurrences referred to in the foregoing subdivisions (a) through (f) shall impose any liability on Landlord to Tenant, any occupant or any third party claiming by, through or under Tenant. Landlord, in making any repairs, alterations or improvements hereunder, shall prosecute the same utilizing such reasonable methods in order to minimize any disruption to Tenant's use of the Premises or the conduct of its business therein. Without limiting the foregoing, to the extent that any disruption of Building service is caused by parties other than Tenant or Tenant's agents, employees, contractors, invitees or licensees, and such disruption results in the cessation of any or all services to the Premises or a portion thereof, and Tenant is unable to conduct its business within the Premises or the portion thereof so affected for three (3) consecutive business days or more, Tenant shall be entitled to an abatement of Base Rent and Additional Rent for the portion of the Premises so affected commencing on the fourth (4th) business day following such cessation of services and continuing until such services are restored. In no event, however, shall Landlord be liable for injury or damage to Tenant or its property unless such injury or damage is caused by the intentional acts or negligence of Landlord or Landlord's agents, its employees, contractors, invitees or licensees. No representation is made that the communications or security systems, devices or procedures of the Building will be effective to prevent injury to Tenant or any other person or damage to, or loss (by theft or otherwise) of any of Tenant's personal property or the property of any other person and in no event shall Landlord be liable to Tenant for any failure of Tenant's computer, telecommunications or data base systems. Landlord reserves the right to discontinue or modify such communications or security systems or procedures without liability so long as Landlord shall continue to maintain communications or security systems comparable to those of Class A office buildings in The City of New York.

         18.3 Tenant hereby indemnifies Landlord and its agents, employees, contractors, officers, directors, shareholders, members, partners, partners of such partners, and principals (disclosed or undisclosed) and their respective mortgagees, successors and assigns against liability or expense (including reasonable attorneys' fees and disbursements) in connection with or arising from
(i) (a) any default by Tenant in the performance of any provisions of this Lease, and/or (b) the use or occupancy or manner of use or occupancy of the Premises by Tenant or any person claiming by, through or under Tenant, and/or
(c) claims for death, personal injury or property damage arising out of the acts, omissions or negligence of Tenant, or the contractors, agents, employees, invitees or licensees of Tenant in connection with the performance of any Alterations or any other work, labor, services or materials done for or supplied to Tenant, including, without limitation, the installation, maintenance (or failure to maintain) or removal of Tenant's Corridor Signs, and/or (d) any acts, omissions or negligence of Tenant or any such person, or the contractors, agents, employees, invitees or licensees of Tenant or any such person, in or about the Premises or the Building either prior to, during or after the expiration of the Term, provided, however, that such indemnity applies only to the extent that any of the foregoing are not covered by Tenant's insurance and did not result subject to the provisions of Section 18.5, from Landlord's or any of Landlord's agents, employees' or contractors' negligence, willful misconduct or intentional acts, and (ii) claims arising from any notices of violation or mechanic's liens arising from or in connection with the performance of any Alterations or any other work, labor, services or materials done for or supplied to Tenant, including, without limitation, the installation, maintenance (or failure to maintain) or removal of Tenant's Corridor Signs. If any action, suit or proceeding arising from any of the foregoing is brought against Landlord, Tenant will resist and defend such action, suit or proceeding or cause the same to be resisted and defended by counsel designated by Tenant (which counsel shall be reasonably satisfactory to Landlord), unless, due to a conflict of interest or Landlord's negligence or wrongful acts, Landlord requires such action, suit or proceeding to be resisted and defended by counsel of its own selection and is represented by such counsel reasonably satisfactory to Landlord (in which case Tenant shall be liable for the payment of Landlord's attorney's fees), provided that prior to the occurrence and continuance of an Event of Default, Landlord shall not settle or release any claim without the written consent of Tenant, which consent shall not be unreasonably withheld or delayed. Notwithstanding the foregoing, if Tenant has a duty to defend Landlord in any action, suit or proceeding described in the immediately proceeding sentence, and Tenant's insurer assumes Tenant's duty to defend Landlord, the counsel that the insurer shall designate shall be deemed to be acceptable to Lender, provided such counsel regularly represents



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

insurance companies in similar types of actions, suits or proceedings. If and to the extent that the foregoing provisions of this Section 18.3 may be unenforceable for any reason, Tenant hereby agrees to make the maximum contribution to payment and satisfaction of each of the indemnified liabilities which is permissible under applicable law.

         18.4 Tenant shall pay to Landlord, as Additional Rent, within thirty
(30) days after written demand therefor, sums equal to all losses and other liabilities referred to in Section 18.3. The obligations of Tenant under this
Article 18 shall survive the expiration or earlier termination of this Lease.

         18.5 Notwithstanding anything contained in this Lease to the contrary, when the claim is caused by the joint negligence or willful misconduct of (a) Tenant and Landlord, (b) Tenant and a third party unrelated to Tenant, except Tenant's agents, employees, or invitees or (c) Landlord and a third party unrelated to Landlord, except Landlord's agents or employees, as the case may be, Tenant's or Landlord's duty, as the case may be, to defend, indemnify and hold the other party harmless shall be in proportion to Tenant's or Landlord's, as the case may be, allocable shares of the joint negligence or willful misconduct.

19. ASSIGNMENT AND SUBLETTING.

         19.1 Neither this Lease nor any part hereof, nor the interest of Tenant thereunder, shall, by operation of law or otherwise, be assigned, mortgaged, pledged, encumbered, sublet or otherwise transferred by Tenant, Tenant's legal representatives or successors in interest, and neither the Premises nor any part thereof shall be encumbered in any manner by reason of any act or omission on the part of Tenant, or anyone claiming under or through Tenant (all of which are collectively referred to herein as an "Assignment"), or shall be sublet or be used, occupied, or utilized for desk space (except independent contractors retained by Tenant on a short term basis in furtherance of Tenant's normal business) or for mailing privileges by anyone other than Tenant (all of which are collectively referred to herein as a "Sublease"), without the prior written consent of Landlord in each instance, which consent shall not be unreasonably withheld or delayed, except as expressly otherwise provided in this Article. Except for a sale or other transfer of stock to a Related Corporation or the sale of stock of Tenant or a Related Corporation whose stock is listed and traded on a nationally recognized stock exchange, a transfer of twenty-five percent (25%) or more in interest of Tenant (whether a partnership interest or membership in a limited liability company) or a transfer of twenty-five percent (25%) or more in interest in the controlling general partner, any partner or member holding a majority interest in Tenant or majority stockholder of Tenant (whether such transfers are through a single transaction or a series of transactions and whether stock, partnership interest, or otherwise) by any party(s) in interest shall be deemed an Assignment of this Lease.

         19.2 If this Lease be assigned, whether or not in violation of the terms of this Lease, Landlord may collect rent from the assignee. If the Premises or any part thereof be sublet or be used or occupied by anybody other than Tenant, whether or not in violation of this Lease, Landlord may, after default by Tenant and expiration of Tenant's time to



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

cure such default, if any, collect rent from the subtenant or occupant. In either event Landlord may apply the net amount collected to the rent herein reserved, but no Assignment, Sublease, occupancy, or collection or application of rent shall be deemed a waiver of any of the provisions of Section 19.1, or the acceptance of the assignee, subtenant, or occupant as a tenant, or be deemed to relieve, impair, release, or discharge Tenant of its obligations fully to perform the terms of this Lease on Tenants part to be performed. The consent by Landlord to an Assignment, Sublease, transfer or encumbering pursuant to any provision of this Lease shall not in any way be deemed consent to, or be deemed to relieve Tenant from obtaining Landlord's written consent to, any other or further Assignment, Sublease, transfer or encumbering. References in this Lease to use or occupancy by anyone other than Tenant shall include, without limitation, subtenants, licensees and others claiming under Tenant or under any subtenant, immediately or remotely. The listing of any name other than that of Tenant, or a Related Corporation, on any door of the Premises or on any directory or in any elevator in the Building, or otherwise, shall not operate to vest in the person so named any right or interest in this Lease or the Premises, or be deemed to constitute, or serve as a substitute for, any consent of Landlord required under this Article, and it is understood that any such listing shall constitute a privilege extended by Landlord, revocable at Landlord's will by Notice to Tenant. Tenant agrees to pay, as Additional Rent, within thirty
(30) days after Tenant's receipt of an invoice therefor, Landlord's reasonable attorneys' fees and disbursements incurred by Landlord in connection with any proposed Assignment or Sublease, including the costs of making investigations as to the acceptability of a proposed subtenant or assignee.

         19.3 Tenant may sublet all or part of the Premises to, or permit all or part of the Premises to be used or occupied by, a Related Corporation for any of the Permitted Uses without any requirement of obtaining Landlord's consent, but only for such period as such Related Corporation occupies the portion of the Premises sublet for any of the Permitted Uses and such Related Corporation continues to qualify as a Related Corporation, as the case may be, under the terms of this Lease, subject, however, to compliance with Tenant's obligations under this Lease. At such time as a Related Corporation does not meet the foregoing requirement, such Related Corporation and Tenant must comply with the provisions of Sections 19.1 and 19.2. Prior to the date that a Related Corporation occupies any portion of the Premises, whether pursuant to a sublease or not, Tenant shall deliver a Notice to Landlord setting forth the name of the Related Corporation occupying such space and a description of the space so occupied and a contact party at the Related Corporation.

         19.4 (a) Tenant may sublet the Premises, or portions thereof, subject to Landlord's consent, which consent shall not be unreasonably withheld or delayed, and subject to the following conditions:

                          (i) The nature of the proposed subtenant's business
and its reputations is in keeping with the character of the Building as a Class A office building and its tenancies and such proposed subtenant shall not be a governmental agency or charitable organization or a corporation or other organization whose operations are or would be subject to any environmental restrictions;



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

                          (ii) The purposes for which the proposed subtenant
intends to use the applicable portion of the Premises are uses expressly permitted by this Lease;

                          (iii) Any such subletting will result in there being
no more than four (4) subtenants on a floor excluding Related Corporations;

                          (iv) The proposed sublease shall prohibit any
assignment or further subletting, except in compliance with this Sections 19.3 and 19.4;

                          (v) No Event of Default shall have occurred and be
continuing hereunder;

                          (vi) During the first three (3) Lease Years following
the Base Rent Commencement Date, the proposed subtenant (unless such subtenant during such three year period was a Related Corporation) shall not then be a tenant in the Building unless such proposed subtenant occupies contiguous space to the space being sublet or has not, within one hundred eighty (180) days preceding the date Landlord's consent was sought for subleasing to such tenant, submitted to Landlord, or to which Landlord has submitted, a bona fide written proposal for the rental of comparable space in the Building (meaning space equivalent in size, location and length of term to the proposed sublease);

                          (vii) No subletting shall be for a term ending later
than one (1) day prior to the expiration of the Term;

                          (viii) Each sublease shall provide that it is subject
and subordinate to this Lease and to the matters to which this Lease is or shall be subordinate;

                          (ix) Each sublease shall provide that, if by reason of
a default on the part of Tenant under this Lease, this Lease or the leasehold estate created hereunder is terminated, then such subtenant shall, at the option of Landlord, which shall be exercised in the sole and absolute discretion of the Landlord, attorn to Landlord on the terms and conditions set forth in the sublease, and will recognize Landlord as such subtenant's Landlord under such sublease, provided that Landlord accepts such attornment, having no obligation to do so;

                          (x) Tenant shall not have the right to publicly
advertise the rental rate of space for subletting to anyone other than brokers; and

                          (xi) Tenant shall give Landlord a Notice containing:
(a) the material terms of the proposed sublease, (b) information relevant to subparagraphs (i) and (ii) above, (e) a certification that the remaining requirements of this Section 19.4(a) have been met, and (d) a copy of the term sheet and if same has been prepared, a copy of the proposed sublease.

                  (b) Landlord shall, within, twenty (20) days after receiving the information under Section 19.4(a), give Notice to Tenant to permit or deny the proposed



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

sublease. If Landlord does not give Notice within the aforesaid twenty (20) day period, then Tenant may sublease part or all of the Premises upon the terms Tenant gave in the information under Section 19.4(a)(xi). No sublease of this Lease by Tenant shall be valid unless, within five (5) days after execution thereof, Tenant shall deliver to Landlord an executed copy of such sublease in form and substance reasonably satisfactory to Landlord, duly executed by Tenant and by the sublessee.

                  (c) In the event Tenant sublets all or any part of the Premises to anyone (other than a Related Corporation) for rents which for any period shall exceed the Base Rent, Tenants Tax Payment and Tenant's Operating Payments payable for the subleased space under this Lease for the same period, Tenant shall pay Landlord, as Additional. Rent, fifty percent (50%) of any Net Profits that Tenant actually receives from such subletting. The term "Net Profits" shall mean (x) the excess of such rents under any sublease for the Premises over the Base Rent, Tenant's Tax Payment and Tenant's Operating Payment, payable for the subleased space under this Lease, less (i) brokerage commissions actually paid by Tenant in connection incurred by Tenant in connection with such subletting, (ii) reasonable attorneys' fees actually incurred by Tenant in connection with such subletting, (iii) reasonable advertising fees actually incurred by Tenant in connection with such subletting,
(iv) the cost of any reasonable alterations and reasonable rent concession period for the benefit of such subtenant, (v) any actual vacancy period commencing on the date that Tenant, a Related Corporation vacates such vacant space, provided, however, such vacancy period shall not extend beyond six (6) months and (vi) all other reasonable out-of-pocket expenses paid by Tenant directly in connection with such subletting. Landlord's portion of Net Profits shall be paid to Landlord by Tenant after Tenant has been paid the costs set forth in this Section 19.4(c) within thirty (30) days after Tenant receives same. If in connection with any such subletting Tenant is to receive an amount from the subtenant for the sale of Tenant's Work or any Alterations, Tenant shall pay Landlord, as Additional Rent, within thirty (30) days of Tenant's receipt of same, fifty percent (50%) of such amount, after deduction of any net amortized or undepreciated cost of such Tenant's Work or Alterations. Notwithstanding anything contained to the contrary in this Section 19.4, if Tenant subleases any option space leased by Tenant pursuant to Article 38 within twelve (12) months of the Beneficial Occupancy Date for such space, Landlord shall be entitled to one hundred percent (100%) of the Net Profits from such sublease and Tenant shall not be entitled to any portion of such Net Profits.

         19.5 (a) Notwithstanding anything contained in the Article, in the event that at any time during the Term Tenant desires to assign its entire interest in this Lease, Tenant:

                          (i) shall submit to Landlord a Notice setting forth
the name and address of the proposed assignee and a detailed description of such person's business, character and financial references (including its most recent balance sheet and income statements certified by its chief financial officer or a certified public accountant), and any other information reasonably requested by Landlord, which information shall be kept confidential by Landlord unless the disclosure thereof is required by Legal Requirements, or judicial order, provided however, Landlord may disclose such



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

information to any direct (or indirect) partner, member or shareholder of Landlord and to any party who has provided or is providing financing to Landlord; and

                          (ii) shall submit to Landlord (a) the material terms
of the proposed assignment, (b) an agreement by Tenant to indemnify Landlord against liability resulting from any claims that in connection with the proposed assignment may be made against Landlord by any brokers or other persons claiming a commission or similar compensation and (c) a copy of the term sheet for such assignment and if same has been prepared, a copy of the proposed assignment.

                  (b) Tenant may at any time during the Term assign this Lease, subject to Landlord's consent, which consent shall not be unreasonably withheld or delayed, provided, however, Landlord's consent shall not be required if Tenant's assignment is to a Related Corporation and provided further that under no circumstances shall any such assignment relieve Tenant from the performance of any of the obligations of Tenant under this Lease and subject to the following conditions:

                          (i) The nature of the proposed assignee's business and
its reputation is in keeping with the character of the Building as a Class A office building and its tenancies and such assignee shall not be a governmental agency, charitable organization or a corporation or other organization whose operations are or would be subject to environmental restrictions;

                          (ii) The purposes for which the proposed assignee
intends to use the Premises are uses expressly permitted by this Lease;

                          (iii) No Event of Default shall have occurred and be
continuing hereunder; and

                          (iv) No assignment of this Lease by Tenant shall be
valid unless, within five (5) days after the execution thereof, Tenant shall deliver to Landlord an executed copy of such assignment in form and substance reasonably satisfactory, duly executed by Tenant and by the assignee.

                  (c) Landlord shall, within twenty (20) days after receiving all of the information under Section 19.5(a) and Section 19.5(b)(i) and (ii) which information must be full and complete, give Notice to Tenant to permit or deny the proposed assignment. If Landlord denies consent, it must explain the reasons for the denial. If Landlord does not give Notice within the aforesaid twenty (20) day period, then Tenant may assign the entire Premises upon the terms Tenant gave in the information under Sections 19.5(a)(i) and (ii) and Sections 19.5(b)(i) and (ii).

                  (d) In the event that Tenant fails to execute and deliver any assignment within ninety (90) days after Tenant shall have delivered the Notice described in Section 19.5(a), then Tenant shall again comply with all the provisions and conditions of this Section 19.5 before assigning this Lease.



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

                  (e) No assignment of part of this Lease (other than to a successor or Related Corporation) shall be permitted. No assignment of this Lease by Tenant shall be valid unless, within thirty (30) days after execution thereof, Tenant shall deliver to Landlord a duplicate original instrument of assignment and assumption in form and substance reasonably satisfactory to Landlord, duly executed by Tenant and by the assignee, in which such assignee shall assume performance of all of the provisions of this Lease and evidence reasonably satisfactory to Landlord that the provisions of this Section 19.5(a) have been satisfied. No assignment of this Lease shall serve to relieve Tenant of its obligations hereunder, including, without limitation, the obligations to pay Base Rent and Additional Rent.

                  (f) Notwithstanding anything to the contrary contained herein, if Tenant shall actually receive any consideration from its assignee (other than a successor or Related Corporation) in connection with the assignment of this Lease, Tenant shall pay over to Landlord fifty percent (50%) of the consideration actually received within ten (10) days after such consideration is received by Tenant (including, without limitation, sums paid for sale of Tenants Work or any Alterations) reduced by (i) the net unamortized or undepreciated cost of Tenants Work in excess of the Tenant Improvement Allowance or Alterations, determined on the basis of an amortization or depreciation period for the then remaining Term; (ii) reasonable brokerage commissions actually paid by Tenant in connection with such assignment, (iii) reasonable attorneys' fees actually incurred by Tenant in connection with such assignment, (iv) reasonable advertising fees, (v) the cost of reasonable alterations and reasonable rent concession period for the benefit of such assignee, (vi) any actual vacancy period commencing on the date that Tenant or a Related Corporation vacates such space, provided, however, such vacancy period shall not extend beyond six (6) months and (vii) all other reasonable out-of-pocket expenses paid by Tenant directly in connection with such assignment. Notwithstanding anything contained to the contrary in this Section 19.5, if Tenant assigns any portion of the option space leased by Tenant pursuant to Article 38 within twelve (12) months of the Beneficial Occupancy Date of such space, Landlord shall be entitled to one hundred percent (100%) of the consideration received from such assignment and Tenant shall not be entitled to any portion of such consideration.

20. SUBORDINATION AND ATTORNMENT.

         20.1 This Lease and all rights of Tenant hereunder are subject and subordinate in all respects to (a) all present and future ground leases, operating leases, superior leases, overriding leases and underlying leases and grants of term of the Land and the Building or any portion thereof (collectively, including the applicable items set forth in subdivision (d) of this Section 20. 1, the "Superior Lease") whether or not the Superior Lease shall also cover other lands or buildings, (b) all mortgages and building loan agreements, including leasehold mortgages and spreader and consolidation agreements, which may now or hereafter affect the Land or the Building (collectively, including the applicable items set forth in subdivisions (c) and (d) of this Section 20. 1, the "Superior Mortgage"), whether or not the Superior Mortgage shall also cover other lands or buildings or leases, (c) each advance made or to be made under the Superior Mortgage, and (d) all renewals, modifications, replacements, substitutions and extensions of the Superior Lease and the



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Superior Mortgage. The provisions of this Section shall be self-operative and no further instrument of subordination shall be required. In confirmation of such subordination, Tenant shall promptly execute and deliver, at its own cost and expense, any instrument, in recordable form, that Landlord, the landlord under any Superior Lease (the "Superior Landlord") or the holder of any Superior Mortgage (the "Superior Mortgage") may reasonably request to evidence such subordination. If Tenant fails to execute, acknowledge and deliver any such instrument of subordination within thirty (30) days after request therefor, Tenant hereby irrevocably constitutes and appoints Landlord as Tenant's attorney-in-fact, coupled with an interest, to execute, acknowledge and deliver any such instruments for and on behalf of Tenant. Tenant agrees to subordinate this Lease to all future Superior Mortgages and all renewals, modifications, replacements, substitutions of such Superior Mortgage, provided such Superior Mortgagee delivers to the Tenant a subordination, nondisturbance and attornment agreement substantially in the form attached hereto as Exhibit B. Any Superior Mortgagee may elect that this Lease shall have priority over such Superior Mortgage and, upon notification thereof by such Superior Mortgagee to Tenant, this Lease shall be deemed to have priority over such Superior Mortgage, whether this Lease is dated prior to or subsequent to the date of such Superior
Mortgage. If, in connection with the obtaining, continuing or renewing of financing for which the Building or the Land represents collateral, in whole or in part, any bank, insurance company, pension fund or other lending institution shall request reasonable modifications of this Lease as a condition of its granting such financing, Tenant will not unreasonably withhold its consent thereto, provided that such modifications do not increase the Base Rent or Additional Rent payable by Tenant hereunder or increases the obligations of Tenant hereunder or materially affects beyond a de minimis degree Tenant's rights hereunder.

         20.2 For purposes of this Section 20.2, the term "Successor Landlord" shall mean and include (i) any person, including but not limited to any Superior Landlord or Superior Mortgagee, who, prior to the termination of this Lease, acquires or succeeds to the interest of Landlord under this Lease through summary proceedings, foreclosure action, assignment, deed in lieu of foreclosure or otherwise, and (ii) the successors and assigns of any person referred to in clause (i) of this sentence. Upon any Successor Landlord's so acquiring, or so succeeding to, the interest of Landlord under this Lease, Tenant shall, at the election and upon the request of the Successor Landlord, and without further instruments of attornment, fully attorn to and recognize such Successor Landlord as Tenant's landlord under this Lease upon the then executory terms of this Lease. No Successor Landlord shall be bound by any prepayment of rent or additional rent for more than one month in advance or any amendment or modification of this Lease made without the consent of such Successor Landlord, which consent shall not be unreasonably withheld or delayed. Tenant waives the provisions of any statute or rule of law now or hereafter in effect which may give or purport to give Tenant any right of election to terminate this Lease or to surrender possession of the Premises in the event any Superior Lease is terminated. The foregoing provisions of this Section shall inure to the benefit of any such Successor Landlord, shall be self-operative, and no further instrument shall be required to give effect to said provisions. Upon demand of any such Successor Landlord, Tenant agrees to execute instruments to evidence and confirm the foregoing provisions of this Section reasonably satisfactory to any such Successor Landlord. Tenant hereby



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

irrevocably constitutes and appoints Landlord attorney-in-fact for Tenant to execute any such instrument for and on behalf of Tenant, such appointment being coupled with an interest. Nothing contained in this Section shall be construed to impair any right otherwise exercisable by any such owner, holder or lessee.

         20.3 Simultaneously with the mutual execution and delivery of this Lease by Landlord to Tenant, Landlord agrees to deliver to Tenant a subordination, non-disturbance and attornment agreement in the form attached hereto as Exhibit B.

21. ACCESS, CHANGE IN FACILITIES.

         21.1 All parts (except non-glass surfaces facing the interior of the Premises) of all walls, windows and doors bounding the Premises, all balconies, stairs, landings and roofs adjacent to the Premises, all space in or adjacent to the Premises presently being used as of the date of this Lease for columns, shafts, stacks, stairways, risers, elevator shafts and machinery, conduits, air conditioning rooms, telephone rooms, fan rooms, heating, ventilating, air conditioning, plumbing, electrical and other mechanical facilities, service closets and other Building equipment, and the use thereof, as well as access thereto through the Premises for the purposes of operation, decoration, cleaning, maintenance, safety, security, alteration and repair, are hereby exclusively reserved to Landlord, except to the extent otherwise specifically provided in this Lease. Landlord reserves the right, at any time, without incurring any liability to Tenant therefor, to make such changes in or to the Building and the Building equipment, as well as in the entrances, doors, lobbies, interior and exterior plaza areas, corridors, elevators (provided, however, Landlord shall during Business Hours and subject to maintenance and repairs, maintain two (2) passenger elevators to service the Premises), Building stairs, landings, toilets and other public parts of the Building, as it may deem necessary or desirable, provided any such change (a) does not unreasonably deprive Tenant of access to the Premises, (b) does not materially and adversely interfere with the use of the Premises or the services furnished to the Premises for an unreasonable length of time or (c) does not materially reduce the size, or materially and dramatically change the size or nature, of the lobby of the Building. Notwithstanding the foregoing Tenant shall have the right, at its discretion, to laminate over any elevator banks within the Premises which are not servicing the applicable floor in the Premises, provided, (i) such lamination is permitted by, and Tenant complies with, all Legal Requirements and Insurance Requirements, (ii) Tenant obtains all necessary permits required to construct and maintain such lamination and (iii) at the end of the Term and prior to Tenant vacating the floor on which such lamination exists, Tenant removes such lamination and restores, at Tenant's sole cost and expense, the area to the condition existing prior to such lamination. If Landlord shall make material changes to the lobby, Landlord will advise Tenant of the changes and seek Tenant's advice and input.

         21.2 Landlord may install, use, control and maintain pipes, fans, ducts, wires and conduits within or through the Premises, or through the walls, columns and ceilings therein, provided that the installation work and resulting construction will not unreasonably interfere with Tenant's use and occupancy of the Premises nor diminish, beyond a de minimis degree, the rentable square footage or wall area and all such pipes,



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

fans, ducts, wires and conduits are concealed. Tenant hereby grants Landlord access through the Premises in connection with Landlord's installation, use, control and maintenance of such pipes, fans, ducts, wires and conduits. Where access doors are required by Landlord in or adjacent to the Premises for mechanical trades, Landlord shall furnish them and have all keys to such access doors. Tenant shall cooperate with Landlord in the location of Landlord's access doors for such facilities.

         21.3 Landlord shall have the right to take all reasonable measures as Landlord may deem advisable for the security of the Building and its occupants, including, without limitation, the search of all persons entering or leaving the Building, the evacuation of the Building for cause, suspected cause or for drill purposes.

         21.4 Landlord and Landlord's agents shall have the right to enter the Premises at all reasonable times, upon reasonable prior notice, whether or not during Business Hours, for any of the purposes specified in this Article and (a) to examine the Premises or for the purpose of performing any obligation of Landlord or exercising any right reserved to Landlord in this Lease (or to the Superior Landlord in any Superior Lease); (b) to exhibit the Premises to prospective mortgagees or purchasers of the Building; (c) to exhibit the Premises to prospective tenants, but only within the last twenty-four (24) months of the initial Term or the last twelve (12) months of the renewal Term;
(d) to make or cause to be made such repairs or improvements, or to perform such maintenance, including the maintenance of Building equipment, as Landlord may deem necessary or desirable or required by any Governmental Authority, Legal Requirement or Insurance Requirement; and (e) to take into and temporarily store, during the course of such repairs, improvements or maintenance, upon the Premises all materials that may be required in connection therewith. If Tenant, its agents or employees, after reasonable prior notice has been afforded Tenant shall not be present or shall not permit an entry into the Premises at any time when such entry shall be permissible, Landlord may use a master key or forcibly enter the Premises without any liability therefor.

         21.5 The exercise of any rights retained by Landlord pursuant to this
Article 21 shall be without liability to Tenant or any person claiming through Tenant for damage or injury to property, person or business and without effecting an eviction, constructive or actual, or disturbance of Tenant's use of possession or giving rise to any claim for set off or abatement of Base Rent or Additional Rent.

22. RULES AND REGULATIONS.

         22.1 Tenant and Tenant's agents, employees, licensees and invitees will fully and promptly comply with all requirements of the rules and regulations of the Building and related facilities which are attached hereto as Exhibit N. Landlord shall at all times have the right to change such rules and regulations and/or Building services or to promulgate other reasonable rules and regulations and/or Building services in such manner as may be deemed reasonably advisable for safety, care, or cleanliness of the Building and related facilities or premises, and for preservation of good order therein, all of which rules and regulations and/or Building services, changes and amendments will be forwarded to Tenant in writing and shall be carried out and observed by Tenant. Tenant



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shall further be responsible for the compliance with such rules and regulations and/or Building services by the employees, servants, agents, visitors, licensees and invitees of Tenant. In the event of any conflict between the provisions of this Lease and the provisions of the rules and regulations, then the provisions of this Lease shall control. Landlord shall enforce such rules and regulations in a nondiscriminatory manner throughout the Building.

23. DAMAGE OR DESTRUCTION.

         23.1 If the Premises or any part thereof shall be damaged or rendered untenantable by fire or other casualty and if Tenant gives prompt Notice thereof to Landlord and this Lease is not terminated pursuant to any provision of this Article, Landlord, at Landlord's expense, shall perform Landlord's Restoration Work, subject to Legal Requirements then in effect, and Tenant, at Tenant's expense, shall perform Tenant's Restoration Work, with reasonable dispatch and continuity. The Base Rent and Additional Rent shall be equitably abated to the extent that the Premises shall have been rendered untenantable, such abatement shall commence on the date of such damage, provided Tenant has given prompt Notice of such damage to Landlord, and shall continue until 20 days following the date the Premises shall no longer be untenantable or, in the event of Tenant Delay or any delay in Tenant's performance of Tenant's Restoration Work, until the date the Premises would have been tenantable but for such Tenant Delay or other delay in Tenant's performance of Tenant's Restoration Work; provided, however, should Tenant occupy a portion of the Premises for the conduct of its business during the period the repair work is taking place and prior to the date the Premises are no longer untenantable, the Base Rent and Additional Rent allocable to such occupied portion, based upon the proportion which the occupied portion of the Premises bears to the total area of the Premises, shall be payable by Tenant from the date of such occupancy.

         23.2 "Landlords Restoration Work" shall include all of the work necessary to repair, restore, replace and rebuild Landlord's Work to substantially the same condition as that in which it was immediately prior to the occurrence of the fire or other casualty; provided, however, that Landlord's Restoration Work shall not include the repair, restoration, replacement or the rebuilding of (i) Tenants Work or Tenant's Furnishings, (ii) any Alteration made or installed by or on behalf of Tenant pursuant to Article 12 hereof or (iii) any part of the furniture, business equipment or other personal property which may have been placed by Tenant within the Premises.

         23.3 "Tenant's Restoration Work" shall include all of the work (other than Landlords Work) necessary to repair, restore, replace and rebuild the Premises (including Tenant's Work) to substantially the same condition as that in which it was in immediately prior to the occurrence of the fire or other casualty.

         23.4 If the Premises shall be totally damaged or rendered wholly untenantable by fire or other casualty, Landlord has not terminated this Lease pursuant to Section 23.5 and Landlord has not substantially completed Landlords Restoration Work within twelve (12) months (subject to (i) Tenant Delay or (ii) delays in Tenant's performance of



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Tenants Restoration Work which result in delays in the performance of Landlord's
Restoration Work or (iii) Force Majeure) from the date Landlord receives (i) final adjustment of all insurance claims relating to the casualty, (ii) all permits and approvals necessary to perform Landlord's Restoration Work, and all such permits and approvals are final and non-appealable (or the time for appeal has expired), and (iii) written confirmation from the Superior Mortgagee that the Superior Mortgagee has agreed to advance insurance proceeds to Landlord for the performance of Landlord's Restoration Work, Tenant may serve Notice on Landlord of its intention to terminate this Lease, and if within fortyfive (45) days after Landlord's receipt of such Notice, subject to (i) Tenant Delay or
(ii) delays in Tenant's performance of Tenant's Restoration Work which result in delays in the performance of Landlord's Work or (iii) Force Majeure, Landlord shall not have completed Landlord's Restoration Work, this Lease shall terminate on the expiration of such forty-five (45) day period as if such termination date were the Expiration Date, without prejudice to Landlord's and Tenant's rights under this Lease in effect prior to such termination. Upon Landlord's completion of Landlord's Restoration Work, Tenant shall have no further right to terminate this Lease pursuant to this Section 23.4.

         23.5 If the Premises shall be totally damaged or rendered wholly untenantable by fire or other casualty or if the Building shall be so damaged by fire or other casualty that alteration or reconstruction of more than thirty percent (30%) of the rentable area of the Building, in Landlord's architect's reasonable opinion, shall be required (whether or not the Premises shall have been so damaged), then (a) Landlord, at its option, may terminate this Lease, by giving Tenant thirty (30) days' Notice of such termination, within ninety (90) days after the date of such fire or other casualty or (b) and such damage occurs in the final three (3) years of the Term, including any renewal Term, Tenant, at its option, may terminate this Lease, by giving Landlord thirty (30) days' Notice of such termination, within ninety (90) days after the date of such fire or other casualty. In the event that such Notice of termination shall be given, this Lease shall terminate as of the date provided in such notice of termination with the same effect as if that date were the Expiration Date, without prejudice to Landlord's and Tenants rights under this Lease in effect prior to such termination.

         23.6 Landlord shall not be liable for any inconvenience to Tenant or injury to the business of Tenant resulting in any way from any such damage by fire or other casualty, or the repair thereof. Landlord will not carry insurance of any kind on Tenant's Work, any Alterations or any personal property of Tenant, and Landlord shall not be obligated to repair any damage thereto, or replace the same, or bear any of the risk of loss with respect thereto.

         23.7 The provisions of this Article shall be considered an express agreement governing any case of damage to or destruction of the Building or the Premises or any part of either by fire or other casualty, and Tenant hereby waives the provisions of Section 227 of the Real Property Law and agrees that the provisions of this Article shall govern and control in lieu thereof



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24. EMINENT DOMAIN.

         24.1 In the event that all of the Land, the Building or the Premises shall be acquired or condemned by eminent domain, this Lease shall terminate as of the date of the vesting of title in the condemning authority as if said date were the Expiration Date. If only a part of the Premises shall be so acquired or condemned then, except as otherwise provided in this Article, this Lease shall continue in full force and effect, but from and after the date of the vesting of title, the Base Rent shall be reduced by an amount equal to the product obtained by multiplying (i) the Base Rent in effect immediately prior to such condemnation by (ii) a fraction, the numerator of which is the number of rentable square feet of the Premises taken and the denominator of which is the number of rentable square feet of the Premises immediately prior to the condemnation. Tenant's Proportionate Share shall also be reduced to equal a fraction, the numerator of which is the number of rentable square feet of the Premises after the taking and the denominator of which is the number of rentable square feet of the Building after the taking. The aforesaid calculations shall be reasonably determined by Landlord, whose calculations shall be conclusive absent manifest error.

         24.2 If more than twenty-five percent (25%) of the Land or the Building shall be so acquired or condemned so that continued operation of the remaining portion of the Building shall be impracticable or uneconomical as determined by Landlord, then (i) whether or not the Premises shall be affected, Landlord may, within ninety (90) days following the date of vesting of title, give Tenant thirty (30) days' Notice of termination of this Lease or (ii) if more than twenty-five percent (25%) of the total area of the then Premises is acquired or condemned, and the taking of such portion of the Premises renders the balance of the Premises impracticable or uneconomical as determined by Tenant for the Permitted Use, Tenant may, within ninety (90) days following the date upon which Tenant shall have received Notice of vesting of title, give to Landlord thirty
(30) days' Notice of termination of this Lease. In the event any such thirty
(30) day Notice of termination is given by Landlord or Tenant, this Lease shall terminate upon the expiration of said thirty (30) days with the same effect as if that date were the Expiration Date, without prejudice to Landlord's or Tenant's rights under this Lease in effect prior to such termination, and Rent shall be apportioned as of such date or sooner termination.

         24.3 In the event of any such acquisition or condemnation of all or any part of the Land or the Building, Landlord shall receive the entire award for any such acquisition or condemnation. Tenant shall have no claim against Landlord or the condemning authority for the value of any unexpired portion of the Term and agrees not to join in any claim made by Landlord and to execute all further documents that may be required in order to facilitate the collection of the award by Landlord. Tenant hereby appoints Landlord as attorney-in-fact for Tenant, which appointment, being coupled with an interest is irrevocable, to sign such further documentation on behalf of Tenant. Tenant shall, however, retain the right to make a separate claim for (i) the value of any personal property taken or Tenant's Work so taken, and (ii) its moving expenses, provided same does not diminish or delay the award otherwise obtainable by Landlord.



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         24.4 Upon Landlord's receipt of the condemnation award referred to in
Section 24.3, and provided that this Lease has not been terminated pursuant to the provisions of Section 24.1 or Section 24.2, Landlord shall promptly perform Landlord's Restoration Work to the extent such condemnation award is sufficient for such purpose, the Superior Mortgagee has agreed in writing to advance the condemnation award to Landlord for the performance of Landlords Restoration Work and provided Landlord receives all permits and approvals necessary to perform Landlord's Restoration Work and all such permits and approvals are final and non-appealable (or the time for appeal has expired). Tenant shall perform Tenant's Restoration Work whether or not Tenant's award is sufficient for such purpose.

         24.5 If the temporary use or occupancy of all or part of the Premises shall be condemned or taken, this Lease shall remain unaffected by such condemnation or taking and Tenant shall continue to be responsible for all of its obligations hereunder (except to the extent prevented from so doing by reason of such condemnation or taking) and it shall continue to pay the Base Rent and Additional Rent as provided hereunder. Tenant shall have the right to claim, prove and receive so much of any award for such condemnation or taking for temporary use or occupancy as represents compensation for the use and occupancy of the Premises and, if so awarded, for the loss of value or utility of Tenant's personal property, Tenant's Work and any Alterations and Tenant's moving expenses, up to and including the Expiration Date or the date of termination of the condemnation or taking for temporary use or occupancy, whichever is earlier, and Landlord shall be entitled to claim, prove and receive the balance of any such award. Notwithstanding the foregoing, however, the rights and interests of Landlord and Tenant to any award received or receivable with respect to a condemnation or taking for temporary use or occupancy shall be in all other respects governed by the applicable provisions of the Superior Lease and/or the Superior Mortgage.

         24.6 If the grade of any street upon which the Land is situated or abuts shall be changed, this Lease shall nevertheless continue in full force and effect, and Landlord shall be entitled to collect and keep the entire award that may be made. Tenant hereby assigns to Landlord all of its right in and to every such award or any part thereof.

         24.7 The terms "condemnation" and "acquisition" as used herein shall include any agreement in lieu of or in anticipation of the exercise of the power of eminent domain between Landlord and any Governmental Authority authorized to exercise the power of eminent domain.

25. CONDITIONS OF LIMITATION.

         25.1 This Lease and the Term and estate hereby granted are subject to the limitations that:

                  (a) if Tenant shall file a voluntary petition in bankruptcy or insolvency, or commence an action under the Bankruptcy Code, or shall be adjudicated a debtor, or insolvent, or shall file any petition or answer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under



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

the Bankruptcy Code or any other present or any future federal bankruptcy act or any other present or future applicable federal, state or other statute or law (foreign or domestic), or shall make an assignment for the benefit of creditors or shall seek or consent or acquiesce in the appointment of any trustee, receiver or liquidator of Tenant or of all or any part of Tenant's property; or

                  (b) if, within ninety (90) days after the commencement of any proceeding and/or action against Tenant, whether by the filing of a petition or otherwise, seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the Bankruptcy Code or any other present or future federal bankruptcy act or any other present or future applicable federal, state or other statute or law (foreign or domestic), such proceeding shall not have been dismissed, or if, within ninety (90) days after the appointment of any trustee, custodian, receiver or liquidator of Tenant or of all or any part of Tenant's property, without the consent or acquiescence of Tenant, such appointment shall not have been vacated or otherwise discharged, or if any execution or attachment shall be issued against Tenant or any of Tenant's property pursuant to which the Premises shall be taken or occupied or attempted to be taken or occupied; or

                  (c) if Tenant shall default in the payment when due of any Base Rent or Additional Rent and such default continues for a period of five (5) days after the date such payment was due; or

                  (d) if Tenant shall default in the performance of any term of this Lease on Tenant's part to be performed (other than the payment of Base Rent and Additional Rent) and Tenant shall fail to remedy such default within thirty
(30) days after Notice of such default, or if such default is of such a nature that it cannot be completely remedied within said period of thirty (30) days if Tenant shall not (x) promptly upon the giving by Landlord of such Notice, advise Landlord of Tenants intention to institute all steps necessary to remedy such situation, (y) promptly institute and thereafter diligently prosecute to completion all steps necessary to remedy the same, and (z) complete such remedy within a reasonable time after the date of the giving of said Notice by Landlord and in any event prior to such time as would either (i) subject Landlord, Landlord's agents, any Superior Landlord or Superior Mortgagee to criminal prosecution or civil liability, including, without limitation, the imposition or threatened imposition of an order to vacate or revocation or suspension of the certificate of occupancy for the Building or the Premises, or (ii) cause a default under any Superior Lease or any Superior Mortgage; or

                  (e) if Tenant shall default in the making of any payment under the Existing Lease as set forth in Section 2.4 above after any notice and grace period set forth in such Lease;

                  (f) then in any of said events an event of default ("Event of Default") shall be deemed to exist.



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

26.      REMEDIES.

         If an Event of Default shall exist, the following provisions shall apply and Landlord shall have the rights and remedies set forth therein which rights and remedies may be exercised upon or at any time following the occurrence of an Event of Default:

         26.1 (a) By Notice to Tenant, Landlord shall have the right to accelerate all Base Rent and any other sums due hereunder and otherwise payable in installments over the remainder of the Term, and, at Landlord's option, any other Additional Rent to the extent that such Additional Rent can be determined and calculated to a fixed sum; and the amount of accelerated rent, without further Notice or demand for payment, shall be due and payable by Tenant within five (5) days after Landlord has so notified Tenant. Additional Rent which has not been included, in whole or in part, in accelerated rent shall be due and payable by Tenant during the remainder of the Term, in the amounts and at the times otherwise provided for in this Lease.

                  (b) Notwithstanding the foregoing or the application of any rule of law based on election of remedies or otherwise, if Tenant fails to pay the accelerated rent in full when due, Landlord thereafter shall have the right by Notice to Tenant, (i) to terminate Tenant's further right to possession of the Premises, or (ii) to terminate this Lease under Section 26.2 below, and to recover by an action at law all Base Rent and Additional Rent; and if Tenant shall have paid part but not all of the accelerated rent, the portion thereof attributable to the period equivalent to the part of the Term remaining after Landlord's termination of possession or termination of this Lease shall be applied by Landlord against Tenant's obligations owing to Landlord as determined by the applicable provisions of Sections 26.3 and 26.4 below.

         26.2 (a) By Notice to Tenant, Landlord shall have the right to terminate the Lease as of a date specified in the Notice of termination and in such case, Tenant's rights, including any based on any option to renew, and to the possession and use of the Premises shall end absolutely as of the termination date; and this Lease shall also terminate in all respects except for the provisions hereof regarding Landlord's damages and Tenant's liabilities arising prior to, out of and following the Event of Default and the ensuing termination, including the payment of Base Rent and Additional Rent.

                  (b) Following such termination (as well as upon any other termination of this Lease by expiration of the Term or otherwise) Landlord immediately shall have the right to recover possession of the Premises; and to that end, Landlord may enter the Premises and take possession, with the giving of Notice to Tenant and no further Notice to quit or any other further Notice shall be necessary, with or without legal process or proceedings, and in so doing Landlord may remove Tenant's property (including any Alterations to the Premises made by Tenant), as well as the property of others as may be in the Premises, and make disposition thereof in such a manner as Landlord may deem to be commercially reasonable and necessary under the circumstances.



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

         26.3 (a) Unless and until Landlord shall have terminated this Lease under Section 26.2 above, Tenant shall remain fully liable and responsible to perform all of the covenants and to observe all the conditions of this Lease throughout the remainder of the Term; and, in addition, Tenant shall pay to Landlord, upon demand and as Additional Rent, the total sum of all costs, losses and expenses, including reasonable counsel fees, as Landlord incurs, directly or indirectly, because of any Event of Default having occurred. The termination of this Lease shall not relieve Tenant of its obligations to pay any Base Rent or Additional Rent which may be due, included any accelerated Base Rent or Additional Rent.

                  (b) If Landlord either terminates Tenant's right to possession without terminating this Lease or terminates this Lease and Tenant's leasehold estate as above provided, Landlord shall have the unrestricted right to relet the Premises or any part(s) thereof to such tenant(s) on such terms and for such period(s) as Landlord may deem appropriate. The failure of Landlord to relet the Premises or any part(s) thereof shall not release or affect Tenant's liability for damages hereunder. Landlord shall in no event be liable in any way whatsoever for failure to relet the Premises, or in the event the Premises are relet, for failure to collect the rent thereof under such reletting, and in no event shall Tenant be entitled to receive the excess, if any, of the net rents collected by Landlord over the sums payable by Tenant hereunder.

         26.4 (a) The damages which Landlord shall be entitled to recover from Tenant shall be the sum of

                          (1) all Base Rent and Additional Rent accrued and
unpaid as of the termination date; and

                          (2) all costs and expenses incurred by Landlord in
recovering possession of the Premises, including counsel fees and the cost of removal and storage of Tenant's property, improvements and Alterations therefrom, (ii) the costs and expenses of restoring the Premises to the condition in which the same were to have been surrendered by Tenant as of the expiration of the Term, and (iii) the costs of reletting (exclusive of those covered by the foregoing (ii)) including broker-age fees and counsel fees; and

                          (3) all Base Rent and Additional Rent (to the extent
that the amount(s) of Additional Rent has been then determined) otherwise payable by Tenant over the remainder of the Term,

         Less (deducting from the total determined under sub-paragraphs (1)(2) and (3)) all rent and all other additional rent to the extent determinable as aforesaid (to the extent that like charges would have been payable by Tenant) which Landlord receives from other tenant(s) by reason of the reletting of the Premises or any part thereof during or attributable to any period falling within the otherwise remainder of the Term.



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                  (b) The damage sums payable by Tenant under the preceding
provisions of this Section 26.4 shall be payable on demand from time to time as the amounts are determined.

         26.5 Landlord shall have all rights and remedies now or hereafter existing at law with respect to the enforcement of Tenant's obligations hereunder and the recovery of the Premises. No right or remedy herein conferred upon or reserved to Landlord or Tenant shall be exclusive of any other right or remedy, but shall be cumulative and in addition to all other rights and remedies given hereunder or now or hereafter existing at law. Landlord and Tenant shall be entitled to injunctive relief in case of the violation, or attempted or threatened violation, of any covenant, agreement, condition or provision of this Lease, or to a decree compelling performance of any covenant, agreement, condition or provision of this Lease.

         26.6 Nothing herein contained shall limit or prejudice the right of Landlord to exercise any or all rights and remedies available to Landlord by reason of default or to prove for and obtain in proceedings under any bankruptcy or insolvency laws, an amount equal to the maximum allowed by any law in effect at the time when, and governing the proceedings in which, the damages are to be proved, whether or not the amount be greater, equal to or less than the amount of the loss or damage referred to above.

         26.7 No delay or forbearance by Landlord in exercising any right or remedy hereunder, or Landlord's undertaking or performing any act or matter which is not expressly required to be undertaken by Landlord shall be construed, respectively, to be a waiver of Landlord's rights or to represent any agreement by Landlord to undertake or perform such act or matter thereafter. Waiver by Landlord of any breach by Tenant of any covenant or condition herein contained (which waiver shall be effective only if so expressed in writing by Landlord) or failure by the Landlord to exercise any right or remedy in respect of any such breach shall not constitute a waiver or relinquishment for the future of Landlord's right to have any such covenant or condition duly performed or observed by Tenant or of Landlords rights arising because of any subsequent breach of any such covenant or condition nor bar any right or remedy of Landlord in respect of such breach or any subsequent breach. Landlord's receipt and acceptance of any payment from Tenant which is tendered not in conformity with the provisions of this Lease or following an Event of Default (regardless of any endorsement or notation on any check or any statement in any letter accompanying any payment) shall not operate as an accord and satisfaction or a waiver of the right of Landlord to recover any payments then owing by Tenant which are not paid in full, or act as a bar to the termination of the Lease and the recovery of the Premises because of Tenant's previous default.

27. SURRENDER OF PREMISES.

         27.1 No act or thing done by Landlord or its agents during the Term shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid unless the same be made in writing and signed by Landlord.

         27.2 On the Expiration Date or upon the sooner termination of this Lease or upon any re-entry by Landlord upon the Premises, Tenant shall, at its sole cost and expense, quit, surrender, vacate and deliver the Premises to Landlord "broom clean" and in working order, condition and repair except for ordinary wear, tear and damage by fire or other insured casualty, together with all improvements which have been made upon the Premises (except as otherwise provided for in this Lease and subject to the provisions of Articles 11 and 12). Tenant shall remove from the Premises and the Building all of Tenant's personal property and personal effects of all persons claiming through or under Tenant, and shall promptly pay Landlord the cost to repair all damage to the Premises and the Building occasioned by such removal within thirty (30) days of the Expiration Date, unless Landlord intends to demolish the Premises to allow the next tenant to construct its tenant improvements and the damage caused by Tenant will be eliminated or repaired as a result of such new construction.

         27.3 If the Expiration Date or the date of sooner termination of this Lease shall fall on a day which is not a business day, then Tenant's obligations under Section 27.2 shall be performed on or prior to the immediately preceding business day.

         27.4 Any Alterations or any personal property of Tenant which shall remain in the Premises after the termination of this Lease shall be deemed to have been abandoned and either may be retained by Landlord as its property or may be disposed of, at Tenant's expense, in such manner as Landlord may determine.

         27.5 If the Premises are not surrendered upon the termination of this Lease, with respect to only such portion not surrendered, Tenant hereby indemnifies Landlord and holds it harmless against any loss, cost, expense and/or liability (including attorney's fees), excluding consequential damages, resulting from or incurred by Landlord in connection with any delay by Tenant in so surrendering the Premises.

         27.6 In the event Tenant remains in possession of tile Premises after the termination of this Lease without the consent of Landlord, Tenant, at the option of Landlord and without waiving the liability of Tenant, shall be deemed to be occupying the Premises as a tenant from month-to-month, at a monthly rental equal to the Base Rent and Additional Rent payable during the last month of the Term for the first thirty (30) days of such holdover and 1.5 times the Base Rent and Additional Rent payable thereafter, subject to all of the other terms of this Lease, insofar as the same are applicable to a month-to-month tenancy.

         27.7 Tenant's obligations under this Article shall survive the expiration or earlier termination of this Lease.

28. BROKERAGE.

         28.1 Each party warrants that it has had no dealings with any broker or agent in connection with the negotiation or execution of this Lease except for Insignia/ESG Inc. (on behalf of Landlord) and WF Realty LLC (on behalf of Tenant). Landlord shall be solely responsible for any potential claims of which it has knowledge. Landlord shall be



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responsible for paying any commissions to said brokers pursuant to a separate agreement(s) with them. Landlord shall have no liability for any brokerage commission arising from a sublease or assignment by Tenant. The provisions of this Article shall survive the expiration or sooner termination of this Lease.

29. TENANT ESTOPPEL CERTIFICATES.

         29.1 Tenant agrees to execute and return within ten (10) business days after request by Landlord or the holder of any Superior Mortgage, a certificate prepared by Landlord and signed by Tenant (i) substantially in the form annexed hereto as Exhibit O, which certificate may also set forth such further information with respect to the Lease or the Premises as Landlord or any Superior Mortgagee may reasonably request. Any such certificate delivered by Tenant pursuant hereto shall be binding upon Tenant and may be relied upon by Landlord, any Superior Mortgagee or prospective mortgagee, or any prospective purchaser of the Land and/or the Building or any part thereof or any interest therein. Tenant shall, as soon as possible but in any event within ten (10) business days following receipt of said proposed certificate from Landlord, return a fully executed, dated and notarized copy of said certificate to Landlord. In the event Tenant shall fail to return a fully executed copy of such certificate (or a fully executed copy of a modified certificate acceptable to Landlord) to Landlord within the foregoing ten (10) business day period, then an Event of Default shall exist under this Lease.

30. LANDLORD ESTOPPEL CERTIFICATES.

         30.1 Landlord agrees to furnish within ten (10) business days after request by Tenant a certificate signed by Landlord stating the date to which Base Rent and Additional Rent has been paid by Tenant and confirming the absence or existence of defaults hereunder of which Landlord has knowledge.

31. NOTICES.

         31.1 Each provision of this Lease, or of any applicable governmental laws, ordinances, regulations, and other requirements with reference to the sending, mailing or delivery of any notice, or with reference to the making of any payment by Tenant to Landlord, shall be deemed to be complied with when and if the following steps are taken:

                  (a) All Base Rent, Additional Rent and other payments required to be made by Tenant to Landlord hereunder shall be payable to Landlord at the address set forth in the Fundamental Lease Provisions or at such other address as Landlord may specify from time to time by written notice delivered in accordance herewith.

                  (b) All notices, requests, demands or other communications (each, a "Notice") with respect to this Lease, whether or not herein expressly provided for, shall be in writing and shall be given by a receipted hand delivery or by United States certified or registered mail, postage prepaid, return receipt requested, or by receipted express mail or receipted overnight courier, or by telecopier (with a requirement of electronic confirmation of receipt if a Notice is sent by telecopier) to the parties



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(including the parties entitled to receive a copy of such Notice as set forth in the Fundamental Lease Provisions) at their respective addresses or telecopy numbers as set forth in the Fundamental Lease Provisions. Any such addresses for the giving of Notice may be changed by either party by giving Notice thereof to the other. Notices shall be deemed given when so mailed, except for any Notice of default, which shall be deemed given when received and except for Notices sent by telecopier, which shall be deemed given when sent.

32. PERSONAL MATTERS.

         32.1 The liability of Landlord to Tenant for any default by Landlord under the terms of this Lease shall be limited to the interest of Landlord in the Building, including any rental income, insurance proceeds, condemnation awards or sales or refinancing proceeds then being held by Landlord and not previously distributed to its members and any future rental income, insurance proceeds, condemnation awards or sales or refinancing proceeds to the extent levied upon by Tenant and in no event shall Tenant make any claim against the members, shareholders, officers, directors, individuals, partners or joint venturers of Landlord, or any partners of such partners or joint venturers, for any deficiency nor shall any such members, shareholders, officers, directors, individuals, partners or joint venturers, or any partners of such partners or joint venturers, have or be subject to any personal liability and the assets of such parties shall not be subject to levy, attachment or other enforcement of a remedy sought by Tenant or anyone claiming by, through or under Tenant for any breach or claim hereunder. This clause shall not be deemed to limit or deny any remedies which Tenant may have in the event of default by Landlord hereunder which do not involve the personal liability of Landlord.

33. ENVIRONMENTAL MATTERS.

         33.1 Tenant shall not engage in operations at the Premises which involve the generation, manufacture, refining, transportation, treatment, storage, handling or disposal of Hazardous Materials. Tenant further covenants that it will not cause or permit to exist, as a result of an intentional or unintentional action or omission on Tenants part, the releasing, spilling, leaking, pumping, pouring, emitting, emptying or dumping from, on or about the Premises of any Hazardous Materials.

         33.2 (a) Tenant its agents, employees, on-site contractors, and invitees, shall be in compliance with all applicable state, federal, and local environmental and safety laws and regulations, shall obtain and maintain all permits, licenses, and authorizations required for Tenant's business, equipment, and operations on and in connection with the Premises, shall comply with all terms and conditions of such permits, licenses, and authorizations, and shall comply with all applicable laws, statutes, rules, regulations, requirements, orders, and directives of Governmental Authorities including, without limitation, the Resource Conservation and Recovery Act (42 U.S.C., Section 6901 et seq.); the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C., Section 9601 et seq.); the New York Environmental Conservation Law; all applicable fire and municipal building codes, and any amendments



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

thereto and any applicable guidelines or regulations promulgated thereunder (collectively, the "Applicable Laws").

                  (b) Tenant shall certify to Landlord, on request, that (i) Tenant, its agents, employees, on-site contractors, and invitees, are in compliance with the requirements of all Applicable Laws, (ii) no disposal of Hazardous Materials has occurred on, in, under or about the Premises for which Tenant is responsible, and (iii) no release of Hazardous Materials has occurred on, in, under or about the Premises for which Tenant is responsible.

                  (c) Tenant shall indemnify, defend, and hold Landlord harmless from and against any and all claims, judgments, damages, penalties, fines, liabilities, losses, and costs and expenses (including attorney's fees and court costs) which arise at any time during or after the Term as a result of or in connection with (i) Tenant's breach of any prohibition or requirements set forth in this Section, and (ii) any Hazardous Materials present or occurring in the Premises as a result of Tenant's, its agents', employees', on-site contractors', or invitees' activities or omissions on or in connection with the Premises. This obligation by Tenant to indemnify, defend, and hold harmless Landlord includes, without limitation, costs incurred in connection with any investigation of site conditions, preparation of any remedial or cleanup plan, or any cleanup, remedial, removal, or restoration work required by Landlord or any Governmental Authority because of any Hazardous Materials occurring or present in, on, under, or about the Premises, diminution in value of the Premises, damages for the loss or amenity of the Premises, and sums paid in settlement of claims, penalties, attorneys' fees, court costs, consultant and laboratory fees, and expert's fees as a result of Tenant's, its agents', employees', on-site contractors, or invitees' activities or omissions on or in connection with the Premises. Without limiting the foregoing, if any Hazardous Materials attributable to Tenant, its agents', employees', on-site contractors' or invitees' activities of any of them, are found on, under or about the Premises, Tenant shall promptly take all actions, at its sole expense, necessary to return the Premises to the condition existing prior to the introduction of Hazardous Materials to the Premises in accordance with Applicable Laws; provided (i) that, except in emergency situations (in which case Notice shall be given to Landlord as soon as practicable), Landlord's approval of such actions shall first be obtained, which approval shall not be unreasonably withheld or delayed, and (ii) if it is impossible to return the Premises to such condition, as determined by Landlord in its reasonable judgment, then Tenant may substitute an alternative action which will achieve and maintain the safe condition of the Premises, if such alternative is acceptable to Landlord in its sole reasonable discretion.

         33.3 In the event of Tenant's failure to comply in full with this
Article 33, Landlord may, at Landlord's option, perform any and all of Tenant's obligations as aforesaid and all costs and expenses incurred by Landlord in the exercise of this right shall be deemed to be Additional Rent payable on demand and with interest until payment at the rate provided in Section 6.1.

         33.4 (a) Landlord shall not engage in operations at the Premises which involve the generation, manufacture, refining, transportation, treatment, storage,



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

handling or disposal of Hazardous Materials. Landlord further covenants that it will not cause or permit to exist, as a result of an intentional or unintentional action or omission on Landlord's part, the releasing, spilling, leaking, pumping, pouring, emitting, emptying or dumping from, on or about the Premises of any Hazardous Materials.

                  (b) Landlord shall indemnify, defend, and hold Tenant harmless from and against any and all claims, judgments, damages, penalties, fines, liabilities, losses, and costs and expenses (including attorney's fees and court costs) which arise at any time during or after the Term as a result of or in connection with (i) Landlord's breach of any prohibition or requirements set forth in this Section, and (ii) any Hazardous Materials present or occurring in the Premises as a result of Landlord's, its agents', employees' or on-site contractors' activities or omissions on or in connection with the Premises. This obligation by Landlord to indemnify, defend, and hold harmless Tenant includes, without limitation, costs incurred in connection with any investigation of site conditions, preparation of any remedial or cleanup plan, or any cleanup, remedial, removal, or restoration work required by any Governmental Authority because of any Hazardous Materials occurring or present in, on, under, or about the Premises, damages for the loss or amenity of the Premises, and sums paid in settlement of claims, penalties, attorneys' fees, court costs, consultant and laboratory fees, and expert's fees as a result of Landlord's, its agents', employees' or on-site contractors' activities or omissions on or in connection with the Premises. Without limiting the foregoing, if any Hazardous Materials attributable to Landlord, its agents', employees' or on-site contractors' activities of any of them, are found on, under or about the Premises, Landlord shall promptly take all actions, at its sole expense, necessary to return the Premises to the condition existing prior to the introduction of Hazardous Materials to the Premises in accordance with Applicable Laws; provided (i) that, except in emergency situations (in which case Notice shall be given to Tenant as soon as practicable), Tenant's approval of such actions shall first be obtained, which approval shall not be unreasonably withheld or delayed, and (ii) if it is impossible to return the Premises to such condition, as determined by Tenant in its reasonable judgment, then Landlord may substitute an alternative action which will achieve and maintain the safe condition of the Premises, if such alternative is acceptable to Tenant in its reasonable discretion.

         33.5 Landlord, its agents, employees, and on-site contractors shall be in compliance with all Applicable Laws, shall obtain and maintain all permits, licenses, and authorizations required for Landlord's business, equipment, and operations on and in connection with the Premises, shall comply with all terms and conditions of such permits, licenses, and authorizations, and shall comply with all Applicable Laws.

         33.6 As used herein, the term "Hazardous Materials" means any hazardous, toxic, flammable, or explosive substance, material, or waste which is or becomes regulated by any Governmental Authority. The term Hazardous Materials includes, without limitation, any material or substance which is (i) petroleum,
(ii) asbestos, (iii) designated as a "hazardous substance" pursuant to Section 311 of the Federal Water Pollution Control Act (33 U.S.C., Section 1317), (iv) defined as "hazardous waste" pursuant to Section 1004 of the Federal Resource Conservation and Recovery Act, 42 U.S.C., Section 6901 et seq., (v) defined as a "hazardous substance" pursuant to



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

Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C., Section 9601 et seq., (vi) defined as a "hazardous substance" or "hazardous waste" under the New York Environmental Conservation Law, or (vii) defined as a "hazardous" or "toxic" substance in any law similar to or in any amendment of any of the foregoing laws. Hazardous Materials shall not include any materials stored on or used at the Premises in quantities which do not violate Applicable Law and which materials are used in the ordinary conduct of Landlord's or Tenant's, as the case may be, business at the Premises.

         33.7 This Article 33 shall survive the expiration or sooner termination of this Lease.

34. ARBITRATION.

         34.1 Any controversy or claim between Tenant and Landlord arising out of or relating to this Lease and specifically made subject to this Article 34 shall be determined by arbitration in New York, New York in accordance with the Commercial Arbitration Rules then pertaining of the AAA, subject, however, to the following provisions:

                  (a) The AAA shall provide the parties with an identical list of names of persons selected from its panel of arbitrators having not less than ten (10) years experience in the area of the dispute from which a single neutral arbitrator mutually acceptable to the parties will be appointed within ten (10) days of receipt of such list;

                  (b) If the AAA shall be unable to appoint an arbitrator mutually acceptable to the parties, or if the parties cannot agree upon an acceptable arbitrator within the ten (10) days of the receipt of a list of the arbitrators, it shall appoint a single neutral arbitrator having not less than ten (10) years experience in the area of the dispute;

                  (c) The hearings shall occur on consecutive weekdays and shall commence not later than thirty (30) days after the appointment of the arbitrator, unless the parties shall agree otherwise in writing;

                  (d) All fees and expenses of the arbitrator and the AAA shall be borne equally by Landlord and Tenant; and

                  (e) Within thirty (30) days after the close of hearings, the arbitrator shall render a written decision on each issue presented, setting forth specifically the reasons therefor.

35. SECURITY AREA.

         35.1 Notwithstanding anything to the contrary contained in this Lease, in the event that at any time during the Term Tenant shall give a Notice to Landlord designating an area of the Premises which is used by Tenant for the storage of money, securities or valuable or confidential documents as the "Security Area", then from and after the date designated in such Notice, which shall be not less than five (5) days after the date of



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

Landlord's receipt of Tenant's Notice, except in the event of an emergency Landlord and its agents shall not exercise any right to enter the Security Area, unless Landlord is accompanied by an employee of Tenant, provided that Tenant shall make an employee available to accompany Landlord or its agents during such entry at any time during Business Hours. The location, installation and maintenance of the Security Area by Tenant shall comply with all requirements of
Article 12, Insurance Requirements and Legal Requirements.

36. NO RECORDING.

         36.1 Neither party shall have the right to record this Lease and same shall not be recorded. Any recording or attempted recording of this Lease by Tenant shall constitute an Event of Default; provided, however, either party may request that a memorandum of lease in the form attached hereto as Exhibit P be recorded.

37. MISCELLANEOUS.

         37.1 Neither Landlord nor Landlord's agents or brokers have made any representations or promises with respect to the Premises or the Building except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this Lease.

         37.2 The submission of this Lease to Tenant shall not be construed as an offer, nor shall Tenant have any rights with respect thereto unless and until Landlord and Tenant shall execute a copy of this Lease and Landlord delivers a fully executed copy to Tenant and Landlord delivers to Tenant evidence of the written approval of the Landlord's mortgagee to this Lease (which evidence shall be in the form of a subordination, nondisturbance and attornment in the form attached as Exhibit B executed by Lehman Brothers).

         37.3 Any approval by Landlord or Landlord's architects and/or engineers of any of Tenant's drawings, plans and specifications which are prepared in connection with Tenant's Work, any Alterations or construction of other improvements in the Premises shall not in any way be construed or operate to bind Landlord or to constitute a representation or warranty of Landlord as to the adequacy or sufficiency of such drawings, plans and specifications, or the improvements to which they relate, for any use, purpose, or condition, but such approval shall merely be the consent of Landlord as may be required hereunder in connection with Tenant's Work, any Alterations or the construction of other improvements in the Premises in accordance with such drawings, plans and specifications.

         37.4 If Tenant signs as a corporation, each of the persons executing this Lease on behalf of Tenant does hereby covenant and warrant that Tenant is a duly authorized and existing corporation, qualified to do business in New York, that the corporation has full right and authority to enter into this Lease, and that each of the persons signing on behalf of the corporation were authorized to do so.

         37.5 The liability of Tenant to Landlord for any default by Tenant under this Lease shall be limited to the assets of Tenant and in no event shall Landlord make any claim against the members, shareholders, officers or directors of Tenant for any deficiency, nor shall any such members, shareholders, officers or directors of Tenant be subject to any personal liability or the assets of such parties be subject to levy, attachment or other enforcement of a remedy sought by Landlord or anyone claiming by, through or under Landlord for any such a claim hereunder. This clause shall not be deemed to limit or deny any remedies which Landlord may have in the event of default by Tenant hereunder which do not involve the personal liability of Tenant.

         37.6 Although this Lease was drawn by Landlord, both Landlord and Tenant have had significant comment with respect to the terms and provisions contained therein. Accordingly, this Lease shall not be construed either for or against Landlord or Tenant, but shall be construed simply according to its fair meaning.

         37.7 Whenever a period of time is herein prescribed for action to be taken by a party, such party shall not be liable or responsible for, and there shall be excluded from the computation for any such period of time, any delays caused by or attributable to acts of God, unusual weather conditions, strikes, lockouts, labor disputes, inability to obtain an adequate supply of materials, fuel, water, electricity, or other supplies, casualty, governmental action, accidents, breakage, repairs or any other causes of any kind whatsoever which are beyond the reasonable control of such party (collectively, "Force Majeure").

         37.8 If any clause or provision of this Lease is illegal, invalid, or unenforceable under present or future laws effective during the Term, then and in that event, the remainder of this Lease shall not be affected thereby. In lieu of each clause or provision of this Lease that is illegal, invalid or unenforceable, there shall be added as a part of this Lease a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and legal, valid and enforceable.

         37.9 This Lease may not be altered, changed or amended, except by instrument in writing signed by both parties hereto. No provision of this Lease shall be deemed to have been waived by Landlord unless such waiver be in writing signed by Landlord and addressed to Tenant, nor shall any custom or practice which may evolve between the parties in the administration of the terms hereof be construed to waive or lessen the right of Landlord to insist upon the performance by Tenant in strict accordance with the terms hereof.

         37.10 Provided Tenant has performed all of the terms and conditions of this Lease, including the payment of Base Rent and Additional Rent, to be performed by Tenant, Tenant shall peaceably and quietly hold and enjoy the Premises for the Term, without hindrance from Landlord or anyone claiming through Landlord, subject to the terms and conditions of this Lease.



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

         37.11 Words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires.

         37.12 The captions contained in this Lease are for the convenience of reference only, and in no way limit or enlarge the terms and conditions of this Lease.

         37.13 Nothing contained in this Lease shall be deemed or construed to create a partnership or joint venture of or between Landlord and Tenant, or to create any other relationship between the parties hereto other than that of Landlord and Tenant.

         37.14 The term "Landlord" as used in this Lease shall mean only the owner, or the mortgagee in possession, for the time being, of the Building, or the owner of a lease of the Building, so that in the event Landlord shall sell or convey the Building to any party, and such party shall have assumed in writing the obligations of Landlord arising from and after the date of such sale, all liabilities and obligations on the part of the Landlord under this Lease accruing thereafter shall terminate, and thereupon all such liabilities, and obligations shall be binding on the new landlord, and it shall be so deemed and construed without further agreement between Landlord and its successors in interest.

         37.15 The provisions of this Lease shall be binding upon, and shall inure to the benefit of, the parties hereto with respect to the matters set forth herein and to the extent permitted under this Lease to each of their respective representatives, successors and assigns.

         37.16 This Lease, together with the Exhibits attached hereto, contains and embodies the entire agreement of the parties hereto, and no representations, inducements or agreements, oral or otherwise, between the parties not contained in this Lease, and the Exhibits annexed hereto, shall be of any force or effect.

         37.17 This Lease and the rights and obligations of both parties hereto hereunder shall be governed by the laws of the State of New York.

         37.18 If the Base Rent or any Additional Rent shall be or become uncollectible by virtue of any law, governmental order or regulation, or direction of any public officer or body, Tenant shall enter into such agreement or agreements and take such other action (without additional expense to Tenant) as Landlord may request, and as may be legally permissible, to permit Landlord to collect the maximum Base Rent and Additional Rent which may, from time to time during the continuance of such legal rent restriction be legally permissible, but not in excess of the amounts of Base Rent and Additional Rent payable under this Lease. Upon the termination of such legal rent restriction,
(A) the Base Rent and Additional Rent, after such termination, shall become payable under this Lease in the amount of the Base Rent and Additional Rent set forth in this Lease for the period following such termination, and (B) Tenant shall pay to Landlord, if legally permissible, an amount equal to (i) the Base Rent and Additional Rent which would have been paid pursuant to this Lease, but for such rent restriction, less (ii) the Base Rent and Additional Rent paid by Tenant to Landlord during the period that such rent restriction was in effect.



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

         37.19 To the extent either Landlord's or Tenant's approval, or consent is required under the terms of this Lease, such consent, unless otherwise specifically set forth in this Lease, shall not be unreasonably withheld or delayed by the party whose consent is requested.

         37.20 In any instance in this Lease where amounts, Tenant's Proportionate Share, rentable or usable square footage, dates, or any other such information or data changes are required, Landlord shall prepare, and Tenant and Landlord shall mutually execute, an agreement confirming such information or data, and amend the Memorandum of Lease and Subordination, Non-Disturbance and Attornment Agreement accordingly.

         37.21 Landlord has advised Tenant that Landlord may condominiumize portions of the Building and operate such portions as single independent units, subject to the terms of this Lease, for financing or other purposes. If Landlord shall so change the ownership structure of the Building, for purposes of this Lease, Tenant's Proportionate Share shall be proportionately adjusted to reflect the reduced rentable square footage of the Building comprising the unit in which the Premises are located (the "Premises Unit"). In such event, Taxes will only include the Taxes assessed against the Premises Unit, and will not include Taxes assessed against any other portions of the Building, and Operating Expenses shall only include those Operating Expenses properly allocable to the Premises Unit. Notwithstanding any provisions of this Section 37.21 to the contrary, in no event shall any such change in the structure of the Building reduce any of Tenant's rights or increase any of Tenant's obligations under this Lease.

38. EXPANSION OPTION.

         38.1 Tenant shall have the right to expand the Premises in accordance with the terms of this Article. Unless waived by Landlord, it shall be a condition precedent to the exercise of each option set forth below that no Event of Default exists on the date Notice of the exercise of the expansion option is given by Tenant and on the effective date on which the applicable space is added to the Premises. Except as set forth in this Article, all of the space leased by Tenant under this Article shall be part of the Premises and subject to all of the other provisions of this Lease. All options granted under this Section 38.1 are personal to Tenant and the applicable Related Corporation and may not be exercised by any assignee or subtenant.

         38.2 Tenant shall have the following additional expansion options, any one or more of which may be exercised by Tenant:

                  (a) The entire seventeenth (17th) floor of the Building composed of 28,098 rentable square feet marked on the drawing attached hereto as Exhibit Q. Tenant must give Notice of the exercise of its option with respect to this space by no later than August 31, 2000 or Landlord shall have the right to lease such space for a term not to exceed ten (10) years.

                  (b) The entire nineteenth (19th) floor of the Building composed of 28,098 rentable square feet marked on the drawing attached hereto as Exhibit R,



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

provided Tenant exercises the option set forth in Section 38.2(a) by not later than February 28, 2000. Prior to February 28, 2000, Landlord shall not actively market such space. Tenant must give Notice of the exercise of its option with respect to this space by no later than August 31, 2000 or the option shall expire.

                  (c) The entire twelfth (12th) floor of the Building composed of 27,845 rentable square feet marked on the drawing attached hereto as Exhibit
S. Tenant must give Notice of the exercise of its option with respect to this space by no later than the first day of the thirteenth (13th) month prior to the ten (10) year anniversary of the Base Rent Commencement Date or the option shall expire.

                  (d) The entire eighteenth (18th) floor of the Building composed of 28,098 rentable square feet marked on the drawing attached hereto as Exhibit T. Tenant must give Notice of the exercise of its option with respect to this space by no later than July 30, 2002 or the option shall expire. Notwithstanding anything contained in this Lease to the contrary, if Tenant has elected, prior to the exercise of this option, to exercise the option set forth in Section 39.2 to convert the storage space to office use, Tenant shall only be entitled to receive concessions with regard to the portion of the eighteenth floor not previously leased by Tenant.

         38.3 Time is of the essence with respect to each of Tenant's Notice deadlines set forth in Section 38.2.

         38.4 In the event that Tenant properly exercises an expansion option as set forth in Section 38.2, any area leased within the first three (3) years from the Beneficial Occupancy Date, the applicable area will be leased to Tenant effective as of the day that Landlord Substantially Completes Landlord's Work within the applicable area. Upon delivery of any space to Tenant, Tenant's Proportionate Share shall be adjusted accordingly. In the event Tenant exercises any option prior to the third (3rd) anniversary of the Beneficial Occupancy Date, the Base Rent shall be the then existing Base Rent and the concessions shall be the same as the initial concessions (i.e., six months free rent from completion of work but not more than nine months free rent from delivery of such space to Tenant, tenant improvement allowance of $40.50 per rentable square foot). In the event Tenant exercises any option after the third anniversary of the Beneficial Occupancy Date, the Base Rent shall be the Fair Market Value of such space (with such value being determined in accordance with Section 2.4(c)).

         38.5 Except as otherwise specifically provided in this Article 38, any failure by Tenant to exercise any option under this Article 38 shall not adversely affect or diminish the rights of Tenant under this Article 38 or under
Article 43 of the Lease.

39. EIGHTEENTH FLOOR STORAGE SPACE.

         39.1 On the execution of this Lease, Tenant has leased approximately 4,000 rentable square feet in the eighteenth floor of the Building as storage, shipping, receiving or mailroom space, in its as-is condition. The location of such space shall be designated by Landlord by not later than thirty (30) days after the date of this Lease and the location



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

of same shall be reasonably acceptable to Tenant. The expiration date for Tenant's use of such space shall be April 30, 2003 unless Tenant exercises the option set forth in Section 38.2.

         39.2 At any time prior to April 30, 2003, Tenant on not less than thirty (30) days prior Notice to Landlord may convert the use of such space from storage, shipping, receiving or mailroom space to general office use. Upon the date of conversation, the Base Rent shall be the then existing Base Rent, Tenant's Proportionate Share shall be adjusted accordingly and Tenant shall be entitled to receive the initial concessions (i.e., six months free rent from completion of work but not more than nine months free rent from delivery of such space to Tenant, tenant improvement allowance of $40.50 per rentable square foot) granted to Tenant, prorated accordingly.

40. TERMINATION RIGHT OF TENANT

         40.1 Tenant has the option, which may be exercised by Tenant in its sole and absolute discretion, to terminate this Lease in the event the City of New York does not, within sixty (60) days of the date of this Lease, grant to Tenant an economic incentive program acceptable to Tenant. Tenant shall terminate this Lease by delivering a Notice to Landlord within five (5) days of the end of such sixty (60) day period. Notwithstanding the foregoing, Landlord shall commence performing Landlord's Work on the execution of this Lease, and Tenant shall reimburse Landlord for any costs Landlord incurs regarding Landlord's Work commencing on the date of the Lease. Said costs shall be reimbursed to Landlord within ten (10) days of the delivery of an invoice to Tenant.

41. THE LOWER MANHATTAN PLAN.

         41.1 For purposes of this Article 41, unless otherwise defined in this Lease, all terms used herein shall have the meanings ascribed to them in Title 4 of Article 4 of the New York Real Property Tax Law (the "Lower Manhattan Plan"). Landlord represents the Building qualifies for the benefits of the Lower Manhattan Plan. Landlord makes no representations as to whether Tenant qualifies for such benefits. It shall be Tenant's responsibility to determine whether it qualifies for such benefits.

         41.2 For purposes of the Lower Manhattan Plan, Tenant's Percentage Share shall mean Tenant's Proportionate Share.

         41.3 Provided Tenant is eligible for the real estate tax abatement of the Lower Manhattan Plan (the "LMP Abatement Benefits") with respect to the Premises, Landlord agrees to comply with the provisions and requirements of the Lower Manhattan Plan and the rules promulgated thereunder as the same relate to the Premises and to Landlord (in connection with Tenant's eligibility for the LMP Abatement Benefits); provided, however, that Tenant shall promptly pay to Landlord, as Additional Rent hereunder, within twenty (20) days after Tenant's receipt of an invoice therefor, the amount of any reasonable out-of-pocket costs incurred by Landlord in connection with such compliance, including, without limitation the amount of any administrative charges or fees (generally



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filing fees of a de minimis amount) imposed by the New York City Department of
Finance (the "Department") in connection with such compliance.

         41.4 Tenant shall indemnify and hold harmless Landlord from and against any and all claims arising from or in connection with Tenant's failure to comply with the provisions and requirements of the Lower Manhattan Plan and the rules promulgated thereunder as the same relate to the Premises, together with all costs, expenses and liabilities incurred in connection with each such claim or action or proceeding brought thereon, including, without limitation, all attorneys' fees and expenses.

         41.5 In accordance with the Lower Manhattan Plan and notwithstanding anything to the contrary contained in this Lease, Landlord agrees to allow Tenant a credit against the Base Rent and Additional Rent payable by Tenant hereunder in an amount that, in the aggregate, equals the full amount of any abatement of Taxes granted for the Premises pursuant to the Lower Manhattan Plan and actually received by Landlord (the "Actual LMP Benefits"). Landlord shall, within thirty (30) days after its receipt of the Actual LMP Benefits, credit the full amount thereof against the next installment(s) of Base Rent and or Additional Rent becoming due hereunder.

         41.6 In accordance with Section 499-c(5) of the Lower Manhattan Plan, Landlord agrees and informs Tenant that:

                          (1) the rent, including amounts payable by Tenant for
Taxes, provided Tenant qualifies for the benefit of the Lower Manhattan Plan will accurately reflect any abatement of Taxes granted pursuant to Title 4 of
Article 4 of the New York Property Tax Law for the Premises.

                          (2) at least thirty-five dollars ($35.00) per square
foot must be spent on improvements to the Premises.

                          (3) all abatements granted with respect to the
Premises pursuant to Title 4 of Article 4 of the New York Real Property Law will be revoked if, during the Benefit Period, real estate taxes or water or sewer charges or other lienable charges are unpaid for more than one year, unless such delinquent amounts are paid as provided in subdivision four of section four hundred ninety-nine of Title 4 of the New York Real Property Law. In the event the aforesaid abatement is revoked because Landlord failed to pay the aforesaid charges, Landlord shall indemnify Tenant from any loss of benefits which Tenant incurs, including any retroactive revocation of benefits.

         41.7 Nothing contained herein shall be construed to impose any obligation on Landlord to perform any improvements to the Premises and/or the common areas to establish Tenant's eligibility for the LMP Abatement Benefits. Landlord represents that it has performed all of the obligations imposed upon Landlord for the Building to be eligible for LMP Abatement Benefits which can be performed as of the date of execution of this Lease.

         41.8 (a) Landlord, upon not less than thirty (30) business days advance written notice from Tenant, agrees to cooperate with Tenant to execute, deliver and file, together with the Abatement Application, the affidavit required by
Section 499-C(7) of the Lower Manhattan Plan.

                  (b) Landlord, upon not less than thirty (30) business days advance written notice from Tenant, agrees to cooperate with Tenant to execute, deliver and file, within sixty (60) days after receipt of such notice, an application (the "Abatement Application") for a certificate of abatement in accordance with Section 499-D of the Lower Manhattan Plan. Landlord further agrees to provide all other information required by the Department pursuant to
Section 499-D of the Lower Manhattan Plan and to otherwise comply with the provisions of said Section 499-D.

                  (c) For so long as Tenant continues to be eligible for the LMP Abatement Benefits with respect to the Premises, Landlord, upon not less than thirty (30) business days advance written notice from Tenant, agrees to cooperate with Tenant to annually execute, deliver and file a certificate of continuing eligibility in accordance with Section 499-F of the Lower Manhattan Plan.

                  (d) Tenant shall promptly pay to Landlord, as Additional Rent, within twenty (20) days after Tenant's receipt of an invoice therefor, the amount of any reasonable out-of-pocket costs incurred by Landlord in connection with the performance of Landlord's obligations pursuant to this Section, including, without limitation, the amount of any administrative charges or fees imposed by the Department in connection with such compliance.

         41.9 Landlord agrees to provide Tenant with such further cooperation ("Further Cooperation") as may reasonably be requested by Tenant to assist Tenant in obtaining any incentives, subsidies, refunds or payments ("Further Benefits") made available to Tenant by (i) any modification to or amendment of the Lower Manhattan Plan, (ii) any program of the New York City Industrial Development Agency or any other governmental agency or (iii) any public utility; provided, and on condition that:

                  (a) such Further Cooperation shall be at no cost to Landlord; and

                  (b) Tenant shall indemnify and hold harmless Landlord from and against any and all claims arising from or in connection with such Further Cooperation and the receipt by Tenant of such Further Benefits together with all costs, expenses and liabilities incurred in connection with each such claim or action or proceeding brought thereof, including, without limitation, all attorneys' fees and expenses.

42. GUARANTEE, SECURITY DEPOSIT.

         42.1 In order to induce Landlord to execute and deliver this Lease, Tenant shall procure and deliver to Landlord a guarantee in the form attached hereto as Exhibit D duly executed by Omnicom Group Inc.

         42.2 The obligations under this Lease imposed upon Tenant shall be the joint and several obligations of Tenant and Omnicom. Landlord need not first proceed against Tenant before proceeding against such guarantor nor shall any such guarantor be released from its guaranty for any reason whatsoever, including, without limitation, in case of any amendments hereto or waivers hereof. Any guarantee shall be a guarantee of payment and not a guarantee of collection.

         42.3 At any time during the Term and until the conditions set forth in
Section 23 of the Guaranty have been satisfied, Tenant may substitute a letter of credit in the amount of the obligations still outstanding under the Guaranty. In the event Tenant so substitutes the letter of credit, the provisions of
Section 42.4 shall be applicable.

         42.4 The letter of credit and the issuer bank must be in all respects acceptable to Landlord and the letter of credit must provide for partial draws and that the same may be drawn upon by Landlord pursuant to the provisions of this Section. In the event Tenant defaults in respect of any of the terms, provisions and conditions of this Lease, including, but not limited to, the payment of Base Rent or Additional Rent or if Tenant does not deliver to Landlord a replacement letter of credit not later than thirty (30) days before the expiration of the letter of credit, Landlord may apply or retain the whole or any part of the security deposit so deposited to the extent required for the payment of any Base Rent and Additional Rent or any other sum as to which Tenant is in default or for any sum which Landlord may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this Lease. If Landlord applies or retains any part of the security deposit so deposited, Tenant, upon demand, shall deposit with Landlord the amount so applied or retained so that Landlord shall have the full security deposit on hand at all times during the Term. If Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this Lease, the security shall be returned to Tenant after the Expiration Date and after delivery of the entire possession of the Premises to Landlord. In the event of a sale of the Building, Landlord shall have the right to transfer the security deposit to the vendee or lessee and Landlord shall whereupon be released by Tenant from all liability for the return of the security deposit; and Tenant agrees to look solely to the new landlord for the return of the security deposit; and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security deposit to a new landlord. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the security deposit and that neither Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

43. RIGHT OF FIRST REFUSAL.

         43.1 Provided no Event of Default shall have occurred and be continuing and Tenant has not exercised its expansion options set forth in Section 38.2(a) or (b), as the case may be, then Tenant shall have the right to exercise the rights set forth in this Article 43.

         43.2 (a) In the event any of the following space (the "Available Space") becomes Available For Leasing, Tenant shall have the right ("Right of First

Offer") to have Landlord submit written Notice (the "Lease Notice") to Tenant of Landlord's desire to lease the Available Space, which Lease Notice shall be deemed an offer to Tenant to lease the Available Space:

                          (i) the nineteenth (19th) floor if Tenant does not
exercise the options set forth in Section 38.2(b), provided, however, prior to February 28, 2001, Tenant shall only be required to exercise this option if Landlord has negotiated and is prepared to enter into a lease with a third party for such space; or

                          (ii) commencing in the fourth (4th) Lease year,
following the Base Rent Commencement Date, any portion of the twelfth (12th) floor, at any time prior to the date Tenant must exercise the option set forth in Section 38.2(c).

                  (b) The Lease Notice shall set forth, (i) the date on which Landlord anticipates the Available Space being available for occupancy (the "Available Space Scheduled Date") and (ii) such other matters as Landlord may deem appropriate for such Lease, provided, however, all Available Space shall have expiration dates co-terminus with the Lease, including the Expiration Date.

                  (c) Tenant shall have ten (10) days following Tenant's receipt of the Lease Notice to deliver to Landlord written Notice (the "Election to Lease Notice") of Tenant's desire to lease from Landlord the particular Available Space being offered to Tenant (Tenant shall not be permitted to rent a portion of the Available Space then being offered to Tenant, but must lease all of the space being offered). Time shall be of the essence with respect to said ten (10) day period and the failure or refusal of Tenant for any reason whatsoever to deliver to Landlord the Election to Lease Notice in the time and manner herein prescribed shall be deemed an irrevocable waiver of Tenant's Right of First Offer, whereupon Tenant's Right of First Offer shall lapse, and be of no further force or effect as to such Available Space (or any portion thereof) for the remainder of the Term of the Lease.

                  (d) If Tenant shall timely and in the manner herein prescribed deliver its Election to Lease Notice to Landlord, then, on the date on which Landlord delivers vacant possession of the Available Space to Tenant (the "Effective Date"), such Available Space shall become, and be deemed to comprise, part of the Premises as if originally included in the demise hereunder, upon the terms, covenants and provisions set forth in this Lease, except that (i) the Base Rent for the Available Space shall be the Fair Market Value of such space, as determined i accordance with Section 1.2.35 and Section 2.4(d) (taking into account the work to be performed by Landlord), multiplied by the rentable square feet of the Available Space (as determined by Landlord in Landlord's reasonable discretion) and such amount will be added to the Base Rent otherwise payable under the terms of this Lease and (ii) Tenant's Proportionate Share shall be adjusted accordingly. The Available Space shall be delivered fully demolished.

                  (e) The Available Space shall be deemed "Available for Leasing" if

                          (i) the current lease for the Available Space has
expired (after any extension or renewal thereof) prior to the Expiration Date, and

                          (ii) the Available Space (or any portion thereof) is
not subject to an expansion option, right of first refusal, right of first offer or other right or obligation to lease such space granted by Landlord prior to the date of this lease to any other tenant in the Building. As of the date of execution of this Lease, there are no options, rights of first refusal, rights of first offer or other rights or obligations covering the space on either of the 19th or 12th floors.

                  (f) If, for any reason, Landlord is unable to deliver possession of the Available Space to Tenant on or prior to the Available Space Scheduled Date, then this Lease and the obligations of Tenant hereunder, including, without limitation, any obligation of Tenant hereunder to lease the Available Space, shall not be impaired under such circumstances and Landlord shall not be subject to any liability on account of such failure. Landlord shall use its best efforts to dispossess any holdover tenant, including the enforcement of any holdover terms and commencement and prosecution of a dispossess action. In the event Landlord does not deliver the Available Premises within six (6) months of the Available Space Scheduled Date, regardless of fault, Tenant may cancel the option set forth in this Section as to the undelivered Available Space, and neither Landlord or Tenant shall have any liability to each other.

44. SURRENDER SPACE.

         44.1 Tenant shall have the right, which right may be exercised once during the Term of this Lease, to reduce the space constituting the Premises by surrendering one floor of the Premises, provided the following conditions are complied with by Tenant:

                  (a) at the time of the exercise of the option provided in this Article, no Event of Default has occurred and is continuing;

                  (b) Tenant shall give Landlord Notice of the exercise of this right at any time after a date which is five (5) years after the Base Rent Commencement Date, and the date for surrendering such space shall be not earlier than twelve (12) months from the date that the aforesaid Notice is delivered to Landlord;

                  (c) The space surrendered shall be (i) one full floor or (ii) located on the uppermost or lowest floors occupied by Tenant;

                  (d) Tenant shall pay to Landlord within twenty (20) days after Landlord delivers to Tenant an invoice, a cancellation fee equal to (i) three
(3) months Base Rent on the space to be surrendered and (ii) the unamortized or undepreciated costs associated with such space determined on the basis of an amortization or depreciation period for the then remaining Term, which cost shall include, but not be limited to, the following costs which Landlord has incurred with respect to such space: free rent, the Tenant Improvement Allowance, brokerage commissions (both to ESG/Insignia and WF Realty LLC) and the cost of any reasonable alterations required to separate the surrendered space from the remaining portions of the Premises and to make the surrendered space tenantable and rentable. If Tenant fails to timely pay such fee, the surrender right set forth in this Section shall become null and void and Tenant shall have no further right to surrender any space. After Tenant pays to Landlord such fee, Landlord and Tenant shall execute and deliver to each other an agreement setting forth (i) a description of the portion of the Premises so surrendered, (ii) the effective date of such surrender, and (iii) the reduction in Base Rent and in Tenant's Proportionate Share resulting from such surrender. The parties shall also execute and deliver to each other and record an amendment to the Memorandum of Lease setting forth a description of the portion of the Premises so surrendered and the effective date of such surrender.

         IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the day and year first above written.

                                        LANDLORD:

                                        233 BROADWAY OWNERS LLC,
                                        a New York limited liability company

                                             By:  /s/ James F. Stomber, Jr.
                                                 -------------------------------
                                                                       , Manager

                                        TENANT:

                                        ORGANIC, INC, a Delaware corporation

                                             By: /s/ Margaret Maxwell Zagel
                                                 -------------------------------

                                   Exhibit A-1

                    Location Map of Thirteenth Floor Premises

                                   Exhibit A-2

                   Location Map of Fourteenth Floor Premises

                                   Exhibit A-3

                    Location Map of Fifteenth Floor Premises

                                   Exhibit A-4

                    Location Map of Sixteenth Floor Premises

                                   Exhibit A-5

                    Location Map of Eighteenth Floor Premises

                                    Exhibit B

             Subordination, Nondisturbance and Attornment Agreement

                                 SUBORDINATION,
                    NON-DISTURBANCE AND ATTORNMENT AGREEMENT

                            233 BROADWAY OWNERS LLC,
                                    LANDLORD

                                    ORGANIC,
                                     TENANT

                          LEHMAN BROTHERS HOLDINGS INC.
                                     LENDER

                                    Premises:
                      a portion of the building located at
                                  233 Broadway
                               New York, New York

                              Record and Return to:

                               Jill D. Block, Esq.
                           Shapiro, Shapses, Block LLP
                              315 Park Avenue South
                                   19th Floor
                            New York, New York 10010

                       SUBORDINATION, NON-DISTURBANCE AND

                              ATTORNMENT AGREEMENT

         This SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT dated this ____ day of ________, 1999 among 233 BROADWAY OWNERS LLC, with an address at c/o The Witkoff Group LLC ("Landlord"), ORGANIC, a New York corporation with an address at __________, New York, New York _________ ("Tenant"), and LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation with an address at 3 World Financial Center, New York, New York 10285 ("Lender").

                              W I T N E S S E T H:

         WHEREAS, on December 4, 1998 Lender made (i) a loan to Landlord in the principal amount of $105,000,000.00 of which the principal sum of $105,000,000 is now outstanding (the "Senior Loan") secured by a first mortgage lien and security interest (the "Senior Mortgage") encumbering the real property and improvements known as and located at 233 Broadway Owners LLC, New York, New York and more particularly described on Exhibit A hereto (the "Mortgaged Property"), and (ii) a certain subordinate loan to Landlord in the principal amount of $56,135,706.41 (the "Subordinate Loan") secured by a subordinate mortgage lien and security interest (the "Subordinate Mortgage") encumbering the Mortgaged Property;

         WHEREAS, Landlord and Tenant are parties to that certain Lease affecting a portion of the Mortgaged Property (such portion, the "Premises") dated ________, 1999 (the "Lease").

         WHEREAS, as security for its obligations in respect of the Loan Landlord has assigned to Lender all of Landlord's right, title and interest in and to all existing and future leases affecting the Mortgaged Property, including the Lease, and the rents payable thereunder;

         WHEREAS, the Lease is subject and subordinate to the Senior Mortgage and the Subordinate Mortgage, and Tenant's right, title and interest in, to and under the Lease are subject and subordinate to Lender's right, title and interest in, to and under the Senior Mortgage and the Subordinate Mortgage:

         WHEREAS, Tenant has requested that Lender give certain assurances that, subject to the terms and conditions of this Agreement, Tenant's possession of the Premises will not be disturbed by reason of foreclosure of the lien of either the Senior Mortgage or the Subordinate Mortgage, or both, as the case may be;

         WHEREAS, Lender is only willing to provide such assurances to Tenant upon and subject to the express terms and conditions of this Agreement; and

         WHEREAS, Landlord and Tenant have agreed to execute and deliver this Agreement to Lender.

         NOW, THEREFORE, in consideration of the mutual premises herein contained, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto do mutually covenant and agree as follows:

                  1. The Lease is and at all times hereafter shall be subject and subordinate in all respects to the Senior Mortgage and the Subordinate Mortgage and to all renewals, modifications, substitutions, consolidations and extensions thereof, and to all other future mortgages affecting the Mortgaged Property held by Lender.

                  2. Any provision in the Lease to the contrary notwithstanding, a notice by Tenant to Landlord of a default under the Lease by Landlord, which default is of such a nature as to give Tenant a right to terminate the Lease, to reduce the rent payable under the Lease or to credit or offset against future rents, shall be effective only if: (a) such notice is also given to Lender; and
(b) Lender shall not have cured or remedied such default by the later to occur of: (i) thirty (30) days after Lenders receipt of such notice; or (ii) thirty
(30) days after the expiration of any applicable notice or grace period under the Lease; provided, however, that if: (A) such default is not reasonably capable of being cured within the applicable period; and (B) Lender shall diligently proceed with its efforts to cure, Lender shall have a reasonable additional period to cure such default. Lender shall have the right, but not the obligation, to remedy or cure any such default.

                  3. So long as Tenant is not in default in the payment of rent, additional rent or other charges, or in the performance of any of the terms, covenants or conditions of the Lease, such default continuing beyond any applicable notice or grace period, Tenant's occupancy of the Premises during the original or any renewal term of the Lease or any extension thereof shall not be disturbed by Lender by reason of foreclosure of the Senior Mortgage or the Subordinate Mortgage, or both, as the case may be, the acceptance by Lender or its designee of a deed in lieu of foreclosure, or the exercise of any remedy available at law, in equity or under the Senior Mortgage or the Subordinate Mortgage.

                  4. Lenders receipt of the rents payable by Tenant under the Lease, pursuant to the Senior Mortgage and the Subordinate Mortgage or any assignment of the Lease, shall not obligate Lender to perform Landlord's obligations under the Lease. Tenant shall make all payments under the Lease to Lender or its designee upon receipt of written notice that such right has accrued, and Tenant agrees not to prepay any sums payable by Tenant under the Lease. Lender's receipt of such rent shall not relieve Landlord of its obligations under the Lease, and Tenant shall continue to look solely to Landlord for performance of such obligations.

                  5. Upon Lender's succession to the rights of Landlord under the Lease, whether through possession, termination or cancellation of the Lease, surrender, assignment, judicial action, subletting, foreclosure, delivery of a deed in lieu of foreclosure or otherwise, Tenant will attorn to and recognize Lender as the landlord under the Lease, and Lender will accept such attornment and recognize Tenant's rights of possession and use of the Premises in accordance with the terms of the Lease. Without further evidence of such attornment and acceptance, Tenant shall be bound by, and shall comply with, each and every term, provision, covenant and obligation contained in the Lease on Tenants part to be performed. Nothing contained in this Agreement, or in any other instrument including, without limitation, the Lease, shall impose upon Lender an obligation to complete or renovate the Premises for the benefit of Tenant. Tenant's agreement to attorn shall not be construed as amending Landlord's obligations under the Lease.

                  6. Lender shall not in any way or to any extent be:

                           (a) liable for any act or omission of any prior
landlord (including Landlord) in contravention of any provision of the Lease;

                           (b) subject to any offset, claim or defense which
Tenant might have against any prior landlord (including Landlord), unless Lender has been given notice and an opportunity to cure the condition giving rise to such offset, claim or defense as provided in Section 2 hereof;

                           (c) bound by any rent or additional rent which Tenant
might have paid more than thirty (30) days in advance to any prior landlord (including Landlord);

                           (d) bound by any agreement or modification of the
Lease or of any Lease guaranty made without Lenders prior written consent; or

                           (e) in any way responsible for any security or other
deposit which was delivered to Landlord, and not forfeited by Tenant, but which was not subsequently delivered to Lender.

                  7. If Lender or its designee acquires title to the Mortgaged Property as a result of foreclosure of the Senior Mortgage or Subordinate Mortgage, acceptance of a deed in lieu of foreclosure, or by obtaining control of the Premises pursuant to the remedies available to Lender at law, in equity, under the Senior Mortgage or Subordinate Mortgage, or otherwise, Tenant shall have no recourse to any assets of Lender or such designee and, except for any right that might exist as set forth in Section 6(b) hereof, Tenants sole remedy for any act or omission of Lender or such designee in contravention of any provision of the Lease shall be to terminate the Lease without recourse. Lenders acquisition of title to or control of the Mortgaged Property, or the performance by Lender of any of the obligations of Landlord under the Lease, shall in no event be construed as an assumption of the Lease by Lender. Upon Lender's or its designee's acquisition of title to the Mortgaged Property, the Lease shall be deemed automatically modified to include the provisions contained herein notwithstanding any other provisions of the Lease.

                  8. Tenant shall execute such other documents as Lender, in its sole discretion, may deem necessary or appropriate to evidence the subordination of the Lease to the Senior Mortgage and Subordinate Mortgage; provided, however, that such documents shall not materially adversely affect the parties' rights or obligations under the Lease.

                  9. Any notice, demand, statement, request or consent given or made hereunder shall be in writing and shall be deemed given on the next business day if sent by Federal Express or other reputable overnight courier and designated for next business day delivery, or on the third day following the day such notice is deposited with the United States postal service first class certified mail, return receipt requested, addressed to the address, as set forth above, of the party to whom such notice is to be given, or to such other address or additional party as Landlord, Tenant or Lender, as the case may be, shall in like manner designate in writing. A copy of each notice, demand statement, request or consent given or made hereunder shall be delivered in the manner herein provided for the giving of notice to the following address:

                           Copies of notices to Landlord to:

                           James F. Stomber, Jr., Esq.
                           233 Broadway Owners LLC
                           c/o The Witkoff Group LLC
                           220 East 42nd Street
                           New York, New York 10017

                           Copies of notices to Tenant to:

                           Davis & Gilbert LLP
                           1740 Broadway
                           New York, New York 10019
                           Attention: Chairperson, Real Estate Division

                           Copies of notices to Lender to:

                           Jill D. Block, Esq.
                           Shapiro, Shapses, Block LLP
                           315 Park Avenue South, 19th Fl.
                           New York, New York 10010

                  10. This Agreement shall be binding upon and shall inure to the parties, their respective heirs, successors and assigns.

                  11. This Agreement shall be governed by, and construed in accordance with, the laws of the State in which the Mortgaged Property is located, without giving effect to conflict of laws principles or otherwise.

                  12. This Agreement may be executed in any number of counterparts and each such duplicate original shall be deemed to be an original.

                  13. This Agreement may not be changed, amended or modified in any manner other than by an agreement in writing specifically referring to this Agreement and executed by the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                        LEHMAN BROTHERS HOLDINGS INC.

                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

                                        233 BROADWAY OWNERS LLC

                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

                                        ORGANIC

                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

                                    EXHIBIT A

                                Legal Description

                                    Exhibit C

                          Legal Description of the Land

         ALL that certain plot, piece or parcel of land, situate, lying and being in the Borough of Manhattan, County of New York, City and State of New York, bounded and described as follows:

                                   SCHEDULE A

AS TO PARCEL A (BLOCK 123 LOT 3)

ALL that certain lot, piece or parcel of land, situate, lying and being in the Borough of Manhattan, City, County and State of New York, bounded and described as follows:

BEGINNING at a point on the northerly side of Barclay Street, distant one hundred ninety-two feet six and one-half inches Westerly from the corner formed by the intersection of the said northerly side of Barclay Street and the westerly side of Broadway, which point is opposite the center line of a party wall;

RUNNING THENCE Northerly on a line forming an angle of 90 degrees 23 minutes 30 seconds on its westerly side with the northerly side of Barclay Street and through the center line of said party wall seventy-five feet one and three eighths inches to the median line of the block;

THENCE Westerly along said median line of the block and running through the southerly wall of the one story brick building on the premises adjoining on the North twenty-six feet and one-eighth of an inch to a point opposite the center line of a twelve inch party wall of the one story building on premises described herein and one story building on premises adjoining on the west;

THENCE Southerly on a line forming an angle of 89 degrees 53 minutes 40 seconds on its easterly side with the last described line and through the center line of said party wall seventy-four feet eleven and three-quarters inches to the northerly side of Barclay Street; and

RUNNING THENCE Easterly along the northerly side of Barclay Street twenty-five feet to the point or place of BEGINNING.

                                    Exhibit D

                                GUARANTY OF LEASE

         THIS GUARANTY OF LEASE (the "Guaranty") made this ____ day of __________ 1999, by OMNICOM GROUP INC. ("Guarantor"), a New York corporation with an office at 437 Madison Avenue, New York, New York 10022, to and for the benefit of 233 BROADWAY OWNERS LLC ("Landlord"), a New York limited liability company.


                              W I T N E S S E T H:


         WHEREAS, by lease dated of even date herewith (the "Lease") between Landlord, as landlord, and Organic ("Tenant"), as tenant, Landlord leases to Tenant, and Tenant leases from Landlord, the Premises under and as defined in the Lease;

         WHEREAS, Guarantor will benefit from Tenant's entering Into the Lease;

         WHEREAS, Guarantor is executing and delivering this Guaranty as a material inducement to Landlord entering into the Lease; and

         WHEREAS, Landlord is unwilling to enter into the Lease unless Guarantor executes and delivers this Guaranty to Landlord,

         NOW, THEREFORE, in consideration of the execution and delivery of the Lease by Landlord and in order to induce Landlord to accept the Lease and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Guarantor, for itself, its successors and assigns, hereby agrees with Landlord for the benefit of Landlord, its successors and assigns, as follows:

         1. Definitions. Terms not otherwise defined herein shall have the meaning described to them in the Lease.

         2. Guaranty. Guarantor hereby guarantees to Landlord, within five (5) days of receipt of written notice from Landlord to Guarantor, the full and prompt payment, when due, of the Base Rent and Additional Rent and all other sums and charges, however characterized, payable by Tenant under the Lease, and further hereby guarantees the full and timely performance and observance of all covenants, terms, conditions and agreements therein provided to be performed and observed by Tenant subject to and in accordance with the provisions of the Lease, and Guarantor hereby covenants and agrees to and with Landlord that if Tenant, its successor or assigns should default at any time in the payment of rent or any other sum or default at any time In the, payment of rent or any other sum or charge payable under the Lease, or if Tenant, its successors or assigns should default In the performance and observance of any of the covenants, terms, conditions or agreements contained in the Lease, Guarantor will, upon expiration of any grace period provided Tenant under the Lease, forthwith upon demand therefor pay such rent and other sums and charges, and any arrears thereof, to Landlord, subject to any defense or right of set-off or counterclaim permitted pursuant to the provisions of the Lease that Tenant may assert, and will forthwith faithfully perform and fulfill all such terms, covenants, conditions and agreements on demand, and will pay to Landlord all damages, costs and expenses that may result from any default by Tenant, its successors or assigns, under the Lease, including without limitation, all costs or expenses, including reasonable attorneys' fees and disbursements, incurred by Landlord or caused by any such default and/or in any way relating to the enforcement or protection of the rights of Landlord under this Guaranty or under the Lease, successive recoveries may be had under this Guaranty. (All of the obligations guaranteed or undertaken by Guarantor in this Section are hereinafter referred to as the "Obligations").

         3. Absolute Guaranty. Subject to the terms of the Lease and any defenses, counterclaims or offsets which Tenant may have against Landlord which are permitted pursuant to the terms of this Lease, this Guaranty is an irrevocable, absolute and unconditional guaranty of payment and of performance. It shall be enforceable against Guarantor Without the necessity of any suit or proceeding on Landlord's part of any kind or nature whatsoever against Tenant, its successors or assigns, and without the necessity of nonpayment, nonperformance or non-observance or any notice of acceptance of this Guaranty and without need for demand for payment under this Guaranty or of any other notice or demand to which Guarantor might otherwise be entitled, all of which Guarantor hereby expressly waives.

         4. No Discharge. This Guaranty shall be a continuing guaranty and Guarantor expressly agrees that the liability of Guarantor hereunder shall in no way be terminated, affected, modified, released, impaired or diminished by reason of:

                  (a) any assignment or subletting of the Premises or any part thereof in accordance with the terms of the Lease;

                  (b) the amendment, modification or supplement of, or change in, any of the terms, covenants, conditions or provisions of the Lease or this Guaranty;

                  (c) any extension of time that may be granted by Landlord to Tenant, Guarantor or their respective successors or assigns for (i) the payment of any sum owing or payable under, or arising out of or on account of the Lease or this Guaranty, or (ii) the performance of any obligation under the Lease or this Guaranty;

                  (d) a changed or different use of the Premises, (provided that no such change may be made unless consented to by Landlord pursuant to the applicable provisions of the Lease), or by reason of any dealings or transactions or matters occurring between Landlord and Tenant, and their respective successors or assigns, whether or not notice thereof is given to Guarantor;

                  (e) any enforcement, assertion or exercise or any failure, omission or delay on the part of the Landlord to enforce, assert or exercise against Tenant, its successors or assigns, any right, power or remedy conferred on or available to Landlord in or by the Lease or this Guaranty or allowed at law or in equity, or any action on the part of Landlord granting indulgence or extension in any form whatsoever;

                  (f) the waiver by Landlord of the performance or observance by Tenant or Guarantor of any of the agreements, covenants, terms or conditions contained in the Lease or this Guaranty;

                  (g) the doing or the omission of any of the acts referred to in the Lease or this Guaranty (including, without limitation, the giving of any consent) provided such act or omission does not constitute a default by Landlord under the Lease and same does not continue beyond any grace period set forth in the Lease for such default;

                  (h) (i) the voluntary or involuntary liquidation, dissolution, sale of all or substantially all of the assets, marshalling of assets and liabilities, receivership, conservatorship, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of, or other similar proceeding affecting, Tenant or any of its assets (collectively "Bankruptcy Proceedings"); (ii) the release or discharge of Tenant in any Bankruptcy Proceedings; (iii) the impairment, limitation or modification of the liability of Tenant, or the estate of Tenant in bankruptcy, or of any remedy for the enforcement of Tenants liability under the Lease, resulting from any Bankruptcy Proceedings, by operation of any current or future law or court decision with respect to bankruptcy or creditor's rights; or (iv) the rejection of disaffirmance of the Lease in any Bankruptcy Proceedings;

                  (i) the release of Tenant or Guarantor from the performance or observance of any of the agreements, covenants, terms or conditions contained in the Lease or this Guaranty by operation of law;

                  (j) the surrender by the holder thereof of any security for the performance or observance of any of the agreements, covenants, terms or conditions contained in the Lease;

                  (k) the inability or failure of Landlord to enforce any provision of the Lease, or any remedies contained in the Lease, for any reason; or

                  (l) the disposition by Guarantor of part or all of the outstanding stock of Tenant.

         5. Assignment and Subletting. Landlord's consent to any assignment or subletting of or any portion of the Premises by any party by Tenant or Tenant's successors or assigns made either with or without notice to Guarantor, shall in no manner whatsoever release Guarantor from any liability hereunder.

         6. Bankruptcy. In the event of the rejection or disaffirmance of the Lease by Tenant or Tenant's trustee in bankruptcy pursuant to the bankruptcy laws or any other law affecting creditors' rights or in any Bankruptcy Proceeding, Guarantor will, and does hereby (Without the necessity of any further agreement or act), assume all obligations and liabilities of Tenant under the Lease, to the same extent as if (a) it were originally named Tenant under the Lease, and (b) there had been no such rejection or disaffirmance; and Guarantor will confirm such assumption in writing, at the request of Landlord, upon or after such rejection or disaffirmance; and Guarantor shall upon such assumption (to the extent permitted by law) have all of the obligations and liabilities of Tenant under the Lease.

         7. Right of Separate Actions. Landlord may bring and prosecute a separate action against Guarantor to enforce its liabilities hereunder, whether or not any action is brought against Tenant or any other person and whether or not Tenant or any other person is joined in any such action or actions. Nothing shall prohibit Landlord from exercising its rights against Guarantor, Tenant, any security for the Obligations, and any other person simultaneously, jointly and/or severally. Guarantor shall be bound by each and every ruling, order and judgment obtained by Landlord against Tenant in respect of the Obligations, whether or not Guarantor is a party to the action or proceeding in which such ruling, order to judgment Is Issued or rendered.

         8. Waiver of Rights of Subrogation. Guarantor hereby irrevocably waives any rights to be subrogated to the rights of Landlord with respect to the Obligations until such time as the Obligations are satisfied. Guarantor hereby agrees that it will not institute or take any action seeking reimbursement against Tenant until such time as Landlord shall have received payment in full in cash in satisfaction of all of the Obligations. No failure on the part of Landlord to exercise, and no delay in exercising, any right remedy or power hereunder under shall operate as a waiver thereof, nor shall any single or partial exercise by Landlord of any right, remedy or power hereunder preclude any other or future exercise of any other right, remedy or power.

         9. Waiver of Notice, Consent, Etc. (a) This Guaranty shall be construed as a continuing, absolute and unconditional guarantee of payment and performance.

                  (b) Guarantor hereby waives notice of acceptance of this Guaranty by Landlord and of presentment, demand, protest, notice of protest and of dishonor and all other notices relative to this Guaranty of every kind and description now or hereafter provided by any agreement between Tenant and Landlord or any statute or rule of law.

                  (c) Guarantor waives any and all notice of the creation or accrual of any of the Obligations or of the reliance by Landlord upon this Guaranty. Said Obligations, and each of them, shall conclusively be deemed to have been created, contracted, or incurred in reliance upon this Guaranty and all dealings between Tenant and Landlord shall likewise be conclusively presumed to have been made or consummated in reliance upon this Guaranty.

                  (d) Guarantor hereby agrees that any term, covenant, and provision contained in the Lease may be altered, modified, waived, released or cancelled by Landlord, all without any further consent of Guarantor, and Guarantor agrees that this

Guaranty and its liability hereunder shall be in no way affected, diminished or released by any such alteration, modification, release, waiver or cancellation.

         10. Waiver of Election of Remedies. Guarantor waives any right to require or compel Landlord to (a) proceed against Tenant or any other guarantor;
(b) proceed against or exhaust any security for the Obligations; or (c) pursue any other remedy in Landlord's power whatsoever, and the failure of Landlord to do any of the foregoing shall not exonerate, release or discharge Guarantor from its absolute, unconditional and independent liabilities to Landlord hereunder. Guarantor hereby waives any and all legal requirements that Landlord shall or may institute, any action or proceedings at law or in equity against Tenant, or anyone else, in respect of the Lease or resort to or seek to realize upon the security held by Landlord, as a condition precedent to bringing an action against Guarantor upon this Guaranty.

         11. Continuing Guaranty. Until all Obligations are satisfied, Guarantor shall not be released by any act or thing which might, but for this provisions, be deemed a legal or equitable discharge of a surety, or by reason of any waiver, extension, modification, forbearance or delay or other act or omission of Landlord or its failure to proceed promptly or otherwise, or by reason of any action taken or omitted or circumstance which may or might vary the risk or affect the rights or remedies of Guarantor or by reason of any further dealings between Tenant and Landlord, whether relating to the Lease or not, and Guarantor hereby expressly waives and surrenders any defenses to its liability hereunder based upon any of the foregoing acts, omissions, things or agreements or waivers of Landlord; it being the purpose and intent of the parties hereto that the obligations of Guarantor hereunder are absolute and unconditional under any and all circumstances.

         12. Remedies Cumulative. Guarantor hereby Waives notice of acceptance of this Guaranty, notice of any obligations or liabilities contracted or incurred by Tenant, and extensions of time granted to Tenant under the Lease.

         13. Joinder of Actions. All of Landlord's rights and remedies under the Lease and this Guaranty are intended to be distinct, separate and cumulative, and no such right and remedy therein or herein mentioned, whether exercised by Landlord or not, is intended to be an exclusion of or a waiver of any of the others. The obligation of Guarantor hereunder shall not be released by Landlord's receipt, application or release of any security given for the performance and observance or covenants and conditions required to be performed or observed by Tenant under the Lease, nor shall Guarantor be released by the maintenance of or execution upon any lien which Landlord may have or assert against Tenant and/or Tenant's assets.

         14. Notices. All notices, demands, Instructions and other communications required or permitted to be given to or made upon either party hereto or any other person shall be in writing and shall be either personally delivered or sent by registered or certified mail, postage prepaid, return receipt requested or by prepaid courier, and shall be deemed to be given for purpose of this Guaranty in regard to registered or certified mail, three (3) days after mailing, and in regard to personal delivery or prepaid courier, on the day that such writing is delivered. Unless otherwise specified by notice in accordance with the foregoing provisions of this Section, notices, demands, instructions and other communications in writing shall be given to or made upon the following persons at their respective addresses. indicated, below:

                           If to Guarantor:

                           Omnicom Group Inc.
                           437 Madison Avenue
                           New York, New York 10022
                           Attention: Legal Department
                           Telephone: 212-415-3600
                           Telecopy: 212-415-3530

                           with a courtesy copy to:

                           Davis & Gilbert LLP
                           1740 Broadway
                           New York, New York 10019
                           Attention: Chairperson, Real Estate Department
                           Telephone: 212-468-4800
                           Telecopy: 212-468-4888

                           If to Landlord,

                           233 Broadway Owners LLC
                           c/o The Witkoff Group LLC
                           220 East 42nd Street
                           New York, New York 10017
                           Attention: Mr. Steven C. Witkoff
                           Telephone: 212-672-4700
                           Telecopy: 212-672-4726

                           with a courtesy copy to:

                           The Witkoff Group LLC
                           220 East 42 nd Street
                           New York, New York 10017
                           Attention: James F. Stomber, Jr., Esq.
                           Telephone: 212-672-4770
                           Telecopy: 212-672-3434

or at such other address as any of the parties may from time to time designate by written notice given as herein required. Rejection or refusal to accept or inability to deliver because of changed addresses or because no notice of changed address was given shall be deemed a receipt of such notice.

         15. Entire Agreement. This Guaranty represents the entire agreement between Guarantor and Landlord with respect to the matters referred to herein and therein and no waiver or modification hereof or thereof shall be effective unless in writing and signed by Landlord and Guarantor.

         16. GOVERNING LAW. THIS GUARANTEE AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED, ENFORCED, AND INTERPRETED ACCORDING TO THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE IN AND PERFORMED IN THE STATE OF NEW YORK.

         17. Successors and Assigns. This Guaranty shall be binding upon Guarantor and upon its successors and assigns and shall inure to the benefit of Landlord and its endorsees, successors and assigns.

         18. Construction. Each and every provision of this guaranty has been mutually negotiated, prepared and drafted; each party has been represented by counsel; and in connection with the construction of any provision hereby or deletions herefrom, no consideration shall be given to the issue of which party actually prepared, drafted, requested or negotiated any provision or deletion.

         19. Representations of Guarantor. Guarantor hereby represents, warrants and covenants as follows:

                  (a) This Guaranty has been duly executed and delivered and constitute the valid and binding obligation of Guarantor and is enforceable against Guarantor in accordance with its terms subject, as to enforcement only, to bankruptcy, insolvency, moratorium and other similar laws at the time in effect affecting the enforceability of the rights of creditors generally and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  (b) Guarantor is not insolvent (as such term is defined in Section 101(29) of the Bankruptcy Code of 1978, as amended) and will not be rendered insolvent (as such term is defined in Section 101(29) of the Bankruptcy Code of 1978, as amended) by execution of this Guaranty or by the consummation of the transaction contemplated thereby.

                  (c) The consummation of the transactions contemplated hereby and the performance by Guarantor of its Obligations under this Guaranty will not result in any breach of, give rise to a lien under, or constitute a default under, any mortgage, deed of trust, lease, bank loan or credit agreement, partnership agreement, corporate charter, by-laws or other agreement or instrument to which Guarantor is a party or by which it may be bound or affected.

                  (d) Guarantor is deriving or expects to derive a financial or other advantage from each any every Obligation.

         20. Time of the Essence. Time shall be of the essence with regard to the performance by Guarantor of its Obligations under this Guaranty.

         21. Severability of Provisions. Any provision of this Guaranty which is guaranty which is prohibited or unenforced shall be ineffective to the extent of such prohibition or unenforceability without affecting the validity or unenforceability provision.

         22. Maximum Liability. Notwithstanding any other provision of this Guaranty, the maximum liability of Guarantor under this Guaranty, whether for any claim or in the aggregate for all claims, shall not exceed $4,500,000.

         23. Reduction of Guaranty. The liability of Guarantor under this Guaranty shall be reduced from $4,500,000 to $2,250,000 at such time as the net income of Tenant for each of two (2) consecutive fiscal years equal or exceeds Four Million Dollars ($4,000,000) and the net worth of Tenant for each of such years is greater than Fifty Million Dollars ($50,000,000). The net income and net worth shall be determined in accordance with generally accepted accounting principles, consistently applied and shall be certified to Landlord during the term of this Guaranty by the Chief Financial Officer of Tenant.

         24. Termination of Guaranty. This Guaranty shall terminate only after this Guaranty has been reduced in accordance with Section 23 upon the earlier to occur of (i) Guarantor making payment to Landlord of the maximum liability of Guarantor under this Guaranty as set forth in Section 22 of this Guaranty or
(ii) for each of two (2) consecutive fiscal years, the net income of Tenant equals or exceeds Four Million Dollars ($4,000,000) and the net worth of Tenant in each of such years shall equal or exceed Fifty Million Dollars ($50,000,000). The net income and net worth shall be determined in accordance with generally accepted accounting principles, consistently applied and shall be certified to Landlord during the term of this Guaranty by the Chief Financial Officer of Tenant.

         IN WITNESS WHEREOF, the undersigned has executed this Guaranty the day and year first above written.

                                        OMNICOM GROUP INC.

                                        By:
                                            ------------------------------------

                                    Exhibit E

                               Operating Expenses

EXPENSES

         Payroll
         Cleaning
         Utilities
         Electrical
         HVAC
         Elevator
         Security
         General Building Repairs
         Trash Removal
         Fire Safety Equipment & Maintenance
         Management Fee
         Administrative Expenses
         Insurance

TOTAL OPERATING EXPENSES

         Electric Income
                  Tenant Services Income

NET OPERATING EXPENSES

                                    Exhibit F

                                 Landlords Work

BUILDING EVALUATION:  ARCHITECTURAL

          WOOLWORTH BUILDING
          233 Broadway, New York                   Date  September 30, 1999
Project:  Floors 13 through 16                           Rev. October 26, 1999
          Project 3448

ADA - Code Compliance              The Landlord agrees to provide an ADA
                                   entrance into the building, extending access to the tenants' floors. The Landlord agrees to upgrade the #26 car to be ADA compliant and to upgrade the call buttons on the Tenant's floors to comply with ADA requirements. All ADA upgrades to existing base building toilets shall be done by Landlord. The Landlord agrees to upgrade and modify the building class "E" system to comply with ADA. The Tenant agrees to provide speaker/strobes and fire pull stations within the leased spaces.

Asbestos/Lead Hazard -             The Landlord agrees to provide a fully
Code Compliance                    demolished tenant space clean of any existing
                                   debris, asbestos containing materials. The
                                   Landlord agrees to provide ACP-5's.

Convectors                         The Landlord agrees to replace or repair the
                                   existing convector units, respective wiring, switches and plumbing as required. Convectors to be made operational.

Building Accessibility             The Landlord agrees to provide the Tenant,
                                   elevator accessibility from the lobby to all floors being leased now by the Tenant without Interruption or change of elevator banks.

Building/Tenant Signage            The Landlord agrees to allow the Tenant to
                                   install exterior signage, as well as interior signage within the lobby(s) provided that all such work has Landmark Preservation and Landlord approval, not to be unreasonably withheld. The Landlord agrees to provide
                                   Tenants name in main lobby directory.

Existing Utilities/Structures      Tenants Landlord agrees to mark out and
to Other                           identify any utilities to remain that are
                                   traversing tenants space, that currently serve adjacent Tenant spaces.

BUILDING EVALUATION:  ARCHITECTURAL

          WOOLWORTH BUILDING
          233 Broadway, New York                   Date  September 30, 1999
Project:  Floors 13 through 16                           Rev. October 26, 1999
          Project 3448

Architectural Issues for           The Landlord agrees to demolish all of the
Landlord Guidelines                following:

                                   -  Floors down to the existing base building
Demolition/Patching                   floor slab inclusive of but not limited to
                                      the removal of all VAT/VCT carpet, wood
                                      and tile flooring.

                                   -  Ceilings, down to base building ceiling
                                      slab inclusive of but not limited to all black iron, all suspended ceiling systems, all hangers, straps and GWB ceiling, all HVAC ducts, all abandoned electrical/telephone wiring and conduits, chandeliers and other ceiling mounted devices and accessories rendered useless to tenant.

                                   - Walls and column enclosures except those that are required to remain to enclose existing plumbing, mechanical and electrical chases and to maintain required fire ratings.

                                   Additionally;

                                   -  The Landlord agrees to fireproof all
                                      existing exposed structural steel upon his demolition and extend all corewalls, column enclosures and fire rated wells to underside of slab above where missing or defective.

                                   -  The Landlord also agrees to patch the
                                      floor slab flush at areas to existing
                                      holes, divers and/or tripping hazards
                                      prior to tenant reconstruction work.

                                   -  The Landlord agrees to provide existing
                                      fire stopping at all rated walls and
                                      floor/shaft openings and at all existing beam penetrations.

                                   - The Landlord agrees to allow the tenants contractors to use larger capacity steel-wheeled containers for rubbish removal during non-business hours.

                                   -  The Landlord agrees to remove all
                                      abandoned electrical telephone/data
                                      wiring, devices and fixtures within the
                                      proposed tenant spaces, back to the
                                      existing electrical closet or telephone
                                      closets.

                                   -  The Landlord agrees to clean and repair
                                      all perimeter F.C./convector units to
                                      fully function condition.

                                   -  The Landlord agrees to permit tenant to
                                      trench and puncture the floor slab to the extent that it does not effect the structural integrity of the slab; as reasonably determined and approved by the Landlord.

Ceilings/Lighting                  The Landlord agrees to allow the Tenant to
                                   design all lighting and ceilings on all
                                   single tenant leased floors including
                                   elevator and corridor routes.

BUILDING EVALUATION:  ARCHITECTURAL

          WOOLWORTH BUILDING
          233 Broadway, New York                   Date  September 30, 1999
Project:  Floors 13 through 16                           Rev. October 26, 1999
          Project 3448

Lease Issues                       The Landlord agrees to remove the existing
                                   mechanical rooms/equipment on all Tenant leased floors and relocate to a new mechanical room, as reasonably approved by Landlord and Tenant. The Landlord shall provide a fire rated room including doors, frames and all required dampers.

                                   The Landlord agrees to remove all abandoned
                                   HVAC equipment, piping and ductwork from the Tenant's leased floors.

                                   The Landlord agrees to allow the Tenant to obtain a proposal, but not limited the Tenant to the use of, the Landlord's security vendor.

                                   The Landlord agrees to allow the Tenant to obtain a proposal, but not limited the Tenant to the use of the Landlord's building department expeditor.

                                   The Landlord agrees to allow the Tenant to obtain a proposal, but not limited to the Tenant to the use of the Landlord's General Contractors and Subcontractors.

                                   The Landlord agrees to provide their
                                   signature on the Landlord's department filing applications with the first submission plan review within five (5) business days after Landlord's receipt of documents. No construction work shall proceed without both Building Department approval and Landlord approval.

                                   The Landlord agrees to allow the Tenant to make modifications to the existing single Tenant common corridor and lobbies.

BUILDING EVALUATION:  ELECTRICAL

          WOOLWORTH BUILDING
          233 Broadway, New York                   Date  September 30, 1999
Project:  Floors 13 through 16                           Rev. October 26, 1999
          Project 3448

Code Compliance                    Prior to turning the space over to the
                                   Tenant, the Landlord has to correct any
                                   violations cited by Now York City with
                                   respect to electric and telephone closets in a combined room in connection with the New
                                   York City electrical and building codes
                                   (NYCEC & BYCBC).

Fire Alarm The Landlord agrees to provide all existing re-entry floors occupied by Tenant with suitable electrified hardware and fire alarm Interface.

                                   Prior to turning the space over to the
                                   Tenant, the Landlord shall completely upgrade the Class "E" fire alarm system as per code and comply with ADA requirements (lower mounting height of fire pull stations, warden stations and installed strobe lights in toilets).

                                   The Landlord agrees to provide on all floors occupied by the Tenant an existing base building fire alarm system that is adequate to support the Tenants' fit out, including security system interface. The system shall be adequate to support bass building spaces and functions.

                                   The Landlord agrees to provide data gathering panels on every other Tenant occupied floor with sufficient alarm input points to support the proposed occupancy. In conjunction with the building's fire alarm vendor, the Tenant's contractor shall provide the number of connecting points required.

Electrical System                  The Landlord agrees to provide 200 amps of
Capacity and metering              additional electrical capacity for the
                                   Tenants' use to support a computer data
                                   center and supplemental mechanical equipment of area (i.e. computer room, data center) requiring additional power.

                                   The Landlord agrees to provide sub-metering for each floor. Supplemental power to be sub-metered at the Tenant's expense.

                                   The Landlord agrees to provide base building feeders adequate to support voltage drop as defined by NYC electrical code.

BUILDING EVALUATION:  ELECTRICAL

          WOOLWORTH BUILDING
          233 Broadway, New York                   Date  September 30, 1999
Project:  Floors 13 through 16                           Rev. October 26, 1999
          Project 3448

Distribution                       For each Tenant's occupied floor the Landlord
                                   agrees to provide the followings,

                                   o  One new electrical closet per floor.

                                   o Landlord to provide 400 Amp to feed the 2 panelboards on each floor, (2) 42-pole circuit breaker panel boards.

Demolition                         The Landlord agrees to remove all abandoned
                                   wires and cables and existing conduits
                                   (Tel./Elec./Data.).

                                   The Landlord agrees to remove and/or relocate abandoned wires and conduits in Tenant occupied floors serving other Tenants on floors above or below.

                                   The Landlord agrees to cut back to the floor wall or ceiling and remove wires and conduits made obsolete In the Tenant's occupied space and existing electrical closets. In addition, all obsolete lighting and receptacle panelboards shall be removed.


Emergency Power                    NO GENERATOR.


Access and Poke through            The Landlord agrees to permit access to the
                                   ceiling of floors below Tenant's space to allow the Installation of poke-through devices subject to approval by the Landlord, at the Tenant's sole cost and expense, and provided it does not compromise the structural Integrity of the building.

                                   Landlord agrees to permit the installation of poke-through devices in Tenant occupied floors, at the Tenant's sole cost and expense, and provided it does not compromise the structural integrity of the building.

Tel./Comm. and Data                For each occupied floor, the Landlord agrees
                                   to provide a base building telephone riser.

                                   Landlord agrees to allowed space on
                                   non-Tenant floors as required to permit
                                   vertical system Infrastructure cabling (i.e.
                                   telecommunications) between Tenant floors and between Tenant space and base building service entry locations (i.e. telephone) subject to Landlord's approval, which may not be unreasonably withheld or delayed

BUILDING EVALUATION:  ELECTRICAL

          WOOLWORTH BUILDING
          233 Broadway, New York                   Date  September 30, 1999
Project:  Floors 13 through 16                           Rev. October 26, 1999
          Project 3448

Cable Television                   The Landlord agrees to provide cable
                                   television service to each Tenant floor.

Miscellaneous                      The Landlord agrees to fire stop all existing
                                   slab penetrations; notably those located in electric and telephone closets.

                                   The Landlord agrees to allow the use of
                                   Greenfield for electrical power wiring and voice data applications in all partitions. EMT will be utilized in all open spaces and within suspended ceiling cavities.

BUILDING EVALUATION:  PLUMBING/FIRE PROTECTION

          WOOLWORTH BUILDING
          233 Broadway, New York                   Date  September 30, 1999
Project:  Floors 13 through 16                           Rev. October 26, 1999
          Project 3448

General The Landlord agrees to identify wet columns (water, drain and vents) on each floor for Tenant's use.

                                   The Landlord agrees to deliver all toilets and janitors closets on Tenant floors, fully functional.

                                   The Landlord agrees to allow sanitary drains to run below Tenant's floor when required, at Tenant's sole expense, provided it does not compromise structural integrity of the building.

                                   The Landlord agrees to demolish and remove all abandoned previous Tenant plumbing systems/equipment back to risers. The Tenant reserves the right to keep existing systems and/or equipment within the Tenants space provided no additional cost to Landlord.

                                   The Landlord agrees to provide all plumbing services (water, floor drains, etc) to Janitor's closets.

Fire Protection                    The Landlord agrees to provide a complete and
                                   to code, NYC compliant fire standpipe and sprinkler system. The Landlord agrees to provide sprinkler control valve(s) on each floor for sprinkler loop connection and distribution by Tenant. The Landlord shall provide all tamper switches, flow switches and wiring to building system.

BUILDING EVALUATION:  ARCHITECTURAL

          WOOLWORTH BUILDING
          233 Broadway, New York                   Date  September 30, 1999
Project:  Floors 13 through 16                           Rev. October 26, 1999
          Project 3448

Final Overview                     The Landlord agrees to provide the tenant
                                   with all available base building
                                   Architectural, Structural, Mechanical,
                                   Plumbing and Electrical drawings and related data.

                                   The Landlord agrees to provide tenant with a structurally sound space, free of any structural deficiencies, and all existing structural deficiencies discovered shall be remedied in an expeditious manner, by Landlord.

                                   The Landlord stated that the building's
                                   floors are designed to a 50 psf or greater.

                                   The Landlord agrees to allow tenant to modify floor/ceiling structure, as required to accommodate any additional loading imposed by tenant modifications.

                                   The Landlord agrees to continue all facade upgrade on the entire existing building, and to repair any water penetration problems along windows, walls and roofs.

BUILDING EVALUATION:  MECHANICAL

          WOOLWORTH BUILDING
          233 Broadway, New York                   Date  September 30, 1999
Project:  Floors 13 through 16                           Rev. October 26, 1999
          Project 3448

Lease Issues                       The Landlord agrees to demolish and remove
                                   all abandoned existing previous tenant
                                   mechanical systems/equipment back to base
                                   Landlord system, excluding perimeter fan coils.

                                   See HVAC Specs Lease Exhibit

                                   Per the NYC Electrical Code, The Landlord agrees to provide fire/smoke dampers, as required at all fire rated base building mechanical room enclosures.

                                   The Landlord agrees to supply an additional of 10 Tons of condenser water for Tenant's supplemental AC system requirements.

                                   The Tenant agrees to Install air-cooled
                                   condensers utilizing existing louvers on the West Facade or install new louvers on Interior courtyard facade. The Tenant shall provide and install landmark approved louvers as required. The Landlord shall assist with the Landmark approval.

                                   The Landlord agrees to provide air and water reports at building core. This report shall include supply and return air volumes and temperatures, total static pressures and outside air quantity.

                                   The Landlord agrees to allow the Tenant
                                   Install a kitchen exhaust duct riser subject to Identifying a usable existing shaft. The Landlord agrees to allow the Tenant space on non-Tenant floors to construct a duct riser within an existing shaft and terminating kitchen exhausts on roof set backs, if deep enough and pending mutually agreed locations by the Landlord and Tenant, and subject to Landmarks approval.

                                    Exhibit G

               Confirmation of Beneficial Occupancy Date Agreement

         AGREEMENT made this _____ day of _______________,199_ between 233 BROADWAY OWNERS LLC, a New York limited liability company, having an office c/o The Witkoff Group LLC, 220 East 42nd Street, New York, New York 10017 ("Landlord") and ORGANIC, a ________________ corporation, having an office at __________________________________ ("Tenant").

                                   WITNESSETH:

         1. Landlord and Tenant have heretofore entered into a Lease dated as of _______________, 199__ (hereinafter referred to as the "Lease") for the leasing by Landlord to Tenant certain premises, all as in the Lease more particularly described (collectively, the "Premises"), in the building known as 233 Broadway, New York, New York.

         2. Pursuant to Section 7.3(a) of the Lease, Landlord and Tenant agree that the Beneficial Occupancy Date for the ______ floor portion of the Premises was _______________, 199__.

         IN WITNESS WHEREOF, Landlord and Tenant have respectively executed this Confirmation of Beneficial Occupancy Date Agreement as of the day and year first above written.

                                        Landlord:

                                        233 BROADWAY OWNERS LLC


                                        By:
                                            ------------------------------------
                                        Its:
                                             -----------------------------------


                                        Tenant:

                                        ORGANIC


                                        By:
                                            ------------------------------------
                                        Its:
                                             -----------------------------------

                                    Exhibit H

                         Form of Application for Payment

               To be mutually agreed upon by Landlord and Tenant.

                                    Exhibit I

                    Cleaning Specifications for the Premises

                             CLEANING SPECIFICATIONS

OBJECTIVES:

This Agreement is based upon the stated objectives and maintaining a program of cleaning, sanitation and preservation of the premises on a level consistent with the status and quality of the company to provide promptly and efficiently all services listed In the specifications and to perform these services as indicated at a cost that is feasible and appropriate.

AREAS TO BE COVERED:

The Contractor shall perform the following services throughout the premises, all office areas, entrance lobbies. stairways, sidewalks, driveway, loading docks, stairwell, lavatories, passageways and elevators. Services utility and mechanical area shall be convered at the discretion of the Property Manager. The areas stated above are to receive complete general cleaning maintenance according to the specifications listed below.

The Contractor shag prepare a work assignment plan and develop schedules to provide all coverage in all areas stated. This plan must be approved by the Property Manager.

1.       GENERAL OFFICE AREAS AND EMPLOYEE LOUNGE

A.       NIGHTLY:

WASTEPAPER, RECYCLING AND TRASH CONTAINERS

         1. All wastepaper, trash containers and recycling containers shall be emptied, wiped clean and returned to original location. All wet waste containers "shall be supplied with plastic bags (at Contractors cost), which shall be changed as needed.

DESK AND CHAIRS:

         2. Hand dust and wipe clean with damp or chemically treated cloth all furniture, file cabinets, fixtures. Desk shall be dusted thoroughly on all surfaces. including tops, sides and legs, provided that tops are cleared of all paper.

WATER FOUNTAINS:

         3. To ensure clean, health conditions at the water fountains, the dispensing area and bowls shall be washed clean and polished. The metal housing and all bright metal fixture units shell also be washed clean and polished.

         4. Damp wipe vinyl seating. Wash all composition and vinyl tile flooring. Vacuum where required. Clean all wood surfaces and clean under serving counters.

VINYL RESILIENT TILE FLOORS:

         5. Remove all gum and foreign matter on sight. Spot clean resilient floor as necessary. The vinyl tile floor in the service elevator shall be swept and spray buffed nightly. All resilient tile floors shall be mopped with a chemically treated dust mop. All spills and adherents must be removed the same day of occurrence, especially vending machine areas.

RECEIVING AND STORAGE AREAS.

         6. All concrete floor shall be swept nightly using an oil base sweeping compound. An sweeping compound shall be removed from entire floor after work is finished.

B.       PERIODICALLY/WEEKLY

         1.   Hand Dust Clean the following using a treated dust cloth:

                      Window sills
                      Pictures and frames
                      Counters
                      Fan Coil Cover, Thermostat Covers
                      Ledges and shelves under six (6) feet
                      Coat Racks and Trees
                      Baseboards and Moldings
                      Telephones, all types including office
                      Panel Boxes, Fire Extinguisher, Cabinets
                      Fire Hose Cabinet and Lamp Shades
                      Fire Warden Frames

         2. Remove dirt smudges and marks with suitable cleaning agent from the following:

                      Walls
                      Door, jambs and stops
                      Pushplates and kickplates

         3. Clean all interior window metal and other unpainted interior metal surfaces of the perimeter walls once per year using a metal cleaning product.

         4. Clean all interior window blinds using ultrasonic tanks or other approved methods.

CARPETS:

         5. Vacuum all rugs end carpeted areas throughout (three days per week). All spills, spots and adherents must be removed the same day of occurrence. Sweep all private stairways and vacuum if carpeted.

II.      LAVATORY CLEANING (WOMEN AND MEN'S ROOM):

A.       NIGHTLY:

COMMODES & URINALS:

         1. Commodes and urinals shall be washed and dried inside and outside including under the lip of each bowl and urinal. All seats shall be washed and disinfected and dried top and bottom.

WASH BASINS & GENERAL:

         2. Wash basins shall be washed and dried inside and outside. All bright metal fixture units and plumbing shall be polished. This work shall be performed using an acceptable, nonpungent germicidal disinfectant solution.

              Wash all mirrors and powder shelves. Empty paper towel receptacles and remove paper to designated area. Fill toilet holders. Tissue and Towels furnished by the Owner. Fill soap and paper towel dispensers. Clean and wash waste receptacle and dispensers. Empty and wash clean sanitary disposal receptacle. Remove fingermarks from painted surfaces. Remove all graffiti. All sanitary napkin dispensers to be supplied and maintained by the Owner. Containers are to be filled daily and money collected shall be retained and controlled by the Owner.

TILE FLOORS:

         3. Damp map all floors with a germicidal disinfectant to kill all bacteria.

STALL PARTITIONS:

         4. All stall partitions shall be damp wiped and dried. The two stabilizing bars shall be free of dust and lint at all times.

NOTE: Report all mechanical deficiencies (i.e. dripping faucets, etc.) to a Building Management representation.

B.       PERIODIC/BI-MONTHLY:

WALLS, FLOORS AND CEILINGS:

         1. Wash all stall partitions, door and ceramic walls, using a germicidal disinfectant solution with a pH high enough to kill all bacteria that may be present.

         2.   Wash all walls, entrance and egress doors, jambs stops and frames.

         3. Scrub and wash all floors with a germicidal disinfectant to kill all bacteria.

C.       EVERY THREE MONTHS:

         1.   Vacuum, wash and dry all wall and ceiling grills.

         2. Clean all light fixtures, ceiling diffusers and exhaust grills, remove lens, if necessary.

II.      MAIN ENTRANCE - GROUND FLOOR-REAR VESTIBULE-HALLWAYS-LOADING DOCKS

              The entrance lobby is to be kept neat and clean at all times, the following minimum cleaning operations shall be maintained to attain this effect.

A.       NIGHTLY:

         1. Sweep all floors, stairs and ramps with chemically treated dust mop.

         2. Wash all stout floors, with a mild detergent and rinse properly and buff to assure the floor remains with a high luster. All floors, shall be mopped nightly, scrubbed and spray buffed or refinished as required.

         3.   Empty and damp wipe and dry all metal ashtrays.

         4.   Damp wipe the Lobby console.

         5.   Damp wipe all ledges.

         6.   Damp wipe elevator starter panels and lobby call buttons.

         7. Clean all metal doors, hand rails, and all revolving doors and rums of revolving door interior and exterior. Clean and buff elevator doors.

V.       STAIRSTEPS AND LANDINGS:

A.       WEEKLY:

         1. All stairsteps and landings shall be swept. All handrails, side panels and risen shall be damp wiped. Remove all fingermarks and other smudges from walls, both sides of fire doors on each floor and all spills and other adherents from all steps and landings.

         2. All tile or concrete floors shall be mopped nightly, scrubbed weekly. Spot clean soil and fingermarks from painted or washable surfaces once per week.

VI.      SIDEWALKS AND PLAZAS:

A.       GENERAL:

         1.   Remove all gum and foreign matter on sight.

         2. Scrub clean and/or spray clean entrance stairs, sidewalks and driveways as often as necessary.

         3.   Clean white marble garden planters as needed.

         4.   Sweep stain and sidewalks daily.

         5. Scrub clean exterior sidewalk terrazzo with power scrubbing machine, a portion of the side walk (1/5) per night (April 1st to October 31st).

VII.     PASSENGER ELEVATORS:

A.       NIGHTLY:

         1. Vacuum rugs of all elevators and remove gum marks. Shampoo monthly or as needed.

         2. Wipe down panels of elevator cabs and remove any graffiti. Polish same.

         3. Wipe down all metal in cab. Indicators and elevator doors shall be wiped down nightly using an approved cleaner.

         4. Elevator threshold saddle vacuumed nightly to eliminate any debris.

         5.   Remove foreign matter from top of light fixtures in elevator cab.

B.       WEEKLY:

         1.   Clean all ceiling diffusers and lights in each car weekly.

         2. Clean and polish door saddles and frames on all floors once a week and vacuum tracks.

C.       MONTHLY:

         1.   Shampoo carpets once per month.

VIII.    BUILDING AREAS:

A.       NIGHTLY:

         1. All ramps, loading docks, truck arms, garbage storage room and street to be kept in a neat and clean condition at all times.

         2. Keep wastepaper, cardboard and rubbish stored in approved receptacles or assigned rooms,

         3.   Hose down loading dock

B.       MONTHLY:

         1. Clean ramps, loading dock, trucking area, compactor area and garbage storage room floors.

         2. Clean all mechanical equipment areas. Floors to be washed, spray buffed, stripped and washed, as directed by the Property Manager.

GENERAL CLEANING NOTES:

         1. Stop sinks are to be cleaned after use. Mops, rags and equipment am to be cleaned and stored. Electric, telephone closets and storerooms are to be kept free from debris and other material. Report storage of extraneous material and equipment to Building Management. Maintain entire building exterior so that there is uniformity of color, brightness and cleanliness at all times.

         2. Adjust venetian blinds to uniform standard. Wipe clean all vending machines, empty and clean all vending waste receptacles.

         3. Upon completion of nightly chores, lights are to be extinguished, doors closed and locked where possible and offices left in a neat and orderly fashion.

ROOFS:

         1. The Contractor shall familiarize himself with all roof details. These areas shall be kept clean of debris at all times.

SNOW REMOVAL:

Promptly remove all snow and ice from all sidewalks, entrances and plazas upon commencement of snowfall, and continuously thereafter using snowblowers as well as shovels.

TRAINING:

         1. All on-cite supervision must speak English. All personnel must be instructed on a regular basis in the following areas:

         a)   Emergency evacuation procedures.

         b)   OSHA Right to Know Compliance (MSDS)

         c)   OSHA Bloodborne Pathogens Standard (1910.1030)

         d) OSHA Personnel Protection Equipment Standards (1910.132, 133, 135, 136, 138)

         e) Comprehensive Work-Safety Program relating to proper signage for wet floors, electrical equipment, use in occupied areas, chemical safety, etc.

         f)   All other regulatory agency requirements.

         g)   Train janitorial staff in techniques that focus on Indoor Air
              Quality.

CLEANING MATERIALS:

         1. Materials-Safety Data Sheets will be provided to the Property Manger for all cleaning materials used at the facility and any additional information on emission characteristics.

         2. Use "Environmentally Preferable Products" such as low-toxicity cleaners, polishes, waxes, shampoos and oils.

         3. Dilute and apply chemicals properly, these techniques must be outlined in a written document, copy of which will be supplied to Building Management.

         4.   Use recommend type vacuum cleaner with a motor greater than six
              (6) amperes with a least 5-micron sealed, dual bag, filtration system.

QUALITY ASSURANCE$:


         1. Monthly quality assurance inspections will be conducted by the Contractors Senior Management personnel not directly assigned to the site, The Property Manager will be notified in advance of said inspections and may chose, at his/her discretion, to conduct the inspection jointly.


IX.      DUTIES OF DAY PORTERS:

A.       DAILY:

         1. Sweep lobby two times a day, five days a week, using an approved chemically treated cloth.

         2.   Clean all windows inside and out in the lobby once a day.

         3.   Empty and strain all exterior cigarette urns.

         4. If carpeted, elevator cab floors to be vacuumed cleaned two times a day more often if necessary.

         5. Wipe clean and remove fingermarks from all metal and bright work throughout interior of lobby up to hand reach daily, five times a week

         6. Sweep sidewalks, ramps, loading dock trucking area, etc., daily and scrub and clean when necessary.

         7.   Lay down and remove lobby runners as necessary.

         8.   Police all men's lavatories twice each day, more often if needed.

         9. Fill all dispensers as required. Tissue and paper towels to be furnished by Owner.

         10.  Police all lobby plants throughout.

         11.  Perform work assigned by the Building Management Office.

X.       EXTERMINATION

1. The Contractor shall finish expert technicians equipped with the latest and most modern equipment and chemicals at minimum protection for Post Control Service of the entire building and keep the building five of insects, roaches, waterbugs, ants, silverfish and/or rodent pests. The fees stated in this contract shall include all labor and material any emergency or additional services that may be required except Glue Boards shall be charged extra when used.

Services will be rendered to all public areas, lobbies, ladies' and men's rooms, ground floor areas, slop sink closets, elevator pits, cafeteria and loading dock as well as all areas on all floors, mechanical areas and roof.

Should emergency service be necessary, such service and material will be supplied at no additional cost. Service will be rendered once each week. Scheduling for any special service and requests for routine service treatment shall be coordinated with the Company's Building Management Office.

All areas shall be treated after 4:00 p.m. in order to achieve optimum results and to cause on conflict with the Company's normal routines.

2.       PEST CONTROL LOG.

Provide a Pest Control Log which will contain the following records and current data:

a)       An outline of the Pest Control Programming and frequency of same.

b) A current list of material (chemical and non-chemical) used in your Pest Control Program. Material Safety Data Sheets (MSDS) for all chemicals used at Building.

c)       Exterminating service reports completed and logged after each.

d) Problem reporting form for recording and documenting problems which might rise between services.

Interim roach control treatment will be instituted utilizing the application of residual and non-residual insecticides.

An effective Rodent Control Program shall be instituted and maintained by the use of rodenticide baits, dust, mechanical devices and glue boards.

XI. FLOOR MAINTENANCE:

Floor maintenance shall be performed for all Company space and additional designated areas throughout the building and shall include carpet care, stripping, scrubbing and refinishing all vinyl tile floors and granite floors. The cleaning Contractor shall prepare a work assignment plan, develop work schedule and flow charts to provide full coverage of these areas. According to the following specifications:

ALL VINYL TILE FLOORS (AVAILABLE FROM CLEANING CONTRACTOR AT ADDITIONAL COST).

a) Stripped, scrubbed and refinished as required, but not less than once per month.

b)       Spray buffed once per week.

c)       Spot cleaned as required.

- WEEKLY

         Clean interior/exterior glass doors.

- FOUR (4) TIMES PER YEAR:

      -  Clean window interior and exterior (4 times per year)

      - Clean all interior partition glass (Available from cleaning Contractor at additional cost).

XIII.    KITCHEN (AVAILABLE FROM CLEANING CONTRACTOR AT ADDITIONAL COST):

         1. Damp wipe entire ceiling in kitchen and dishwashing area (2 times per year). 2. Wash all ceramic tile walls throughout third floor (2 times per year).

         3.   Wax wood surfaces as required.

         4.   Strip and re-wax composition tile floors monthly.

                                    Exhibit J

                               HVAC Specifications

         The heating, air conditioning an ventilation systems of the Building are designed to meet the following criteria:

         -----------------------------------------------------------------------
         Summer
         -----------------------------------------------------------------------
              Indoor                              76(degree)FDB, 50%RH-/+10%
         -----------------------------------------------------------------------
              Outdoor                             92(degree)FDB, 78(degree)WB
         -----------------------------------------------------------------------
         Winter
         -----------------------------------------------------------------------
              Indoor                              68(degree)FDB, no RH Control
         -----------------------------------------------------------------------
              Outdoor                             11(degree)FDB
         -----------------------------------------------------------------------
         Design Population                        100 usable Sq. Ft./Person
         -----------------------------------------------------------------------
         Interior Zones                           Variable Volume
         -----------------------------------------------------------------------
         Perimeter Zones                          Constant Volume
         -----------------------------------------------------------------------
         HVAC Allowance Lights (Watt/Sq. Ft.)     1 - 1.5 Watts/usable Sq. Ft.
         -----------------------------------------------------------------------
              Equipment                           1.3 - 1.8 Watts/usable Sq. Ft.
         -----------------------------------------------------------------------
              Total                               3.2 Watts/usable Sq. Ft.
         -----------------------------------------------------------------------
         Average Interior Air Circulation         .92 CFM/usable Sq. Ft.
         -----------------------------------------------------------------------

                                    Exhibit K

                              INTENTIONALLY DELETED

                                    Exhibit L

                              INTENTIONALLY DELETED

                                    Exhibit M

                                   Floor Loads

-------------------------------------------------------------------------------
Floor                                   Live Load Lbs. Per Square Foot
-------------------------------------------------------------------------------
13                                      50
-------------------------------------------------------------------------------
14                                      50
-------------------------------------------------------------------------------
15                                      50
-------------------------------------------------------------------------------
16                                      50
-------------------------------------------------------------------------------
17                                      50
-------------------------------------------------------------------------------
18                                      50
-------------------------------------------------------------------------------
19                                      50
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                    Exhibit N

                              Rules and Regulations

         1. The sidewalks, driveways, entrances, passages, courts, lobbies, esplanade areas, atrium, plazas, elevators, escalators, stairways, vestibules, corridors, halls and other public portions of the Building ("Public Areas") shall not be obstructed or encumbered by any tenant or used for any purpose other than ingress and egress to and from the Premises, and no tenant shall permit any of its employees, agents, licensees or invitees to congregate or loiter in any of the Public Areas. No tenant shall invite to, or permit to visit, its premises persons in such numbers or under such conditions as may interfere with the use and enjoyment by others of the Public Areas. Fire exists and stairways are for emergency use only, and they shall not be used for any other purposes by any tenant, or the employees, agents, licensees or invitees of any tenant. Landlord reserves the right to control and operate, and to restrict and regulate the use of, the Public Areas and the public facilities, as well as facilities furnished for the common use of the tenants, in such manner as it deems best for the benefit of the tenants generally, including the right to allocate certain elevators for delivery service, and the right to designate which Building entrances shall be used by persons making deliveries in the Building. No doormat of any kind whatsoever shall be placed or left in any public hall or outside any entry door of the Premises.

         2. No awnings or other projections shall be attached to the outside walls of the Building. No curtains, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window or door of the Premises, without the consent of Landlord. Such curtains, blinds, shades or screens must be of a quality, type, design and color, and attached in the manner, approved by Landlord. In order that the Building can and will maintain a uniform appearance to those persons outside of the Building, each tenant occupying the perimeter areas of the Building shall (a) use only building standard lighting in areas where lighting is visible from the outside of the Building and (b) use only building standard blinds in window areas which are visible from the outside of the Building.

         3. No sign, insignia, advertisement lettering, notice or other object shall be exhibited, inscribed, painted or affixed by any tenant on any part of the outside or inside of the Premises or the Building or on corridor walls-without the prior consent of Landlord. Signs on each entrance door of the Premises shall conform to building standard signs, samples of which are on display in Landlord's rental office. Such signs shall, at the expense of Tenant be inscribed, painted or affixed by signmakers approved by Landlord. In the event of the violation of the foregoing by any tenant, Landlord may remove the same without any liability, and may charge the expense incurred in such removal to the tenant or tenants violating this rule. Interior signs, elevator cab designations, if any, and lettering on doors and, subject to the Lease to which these Rules and Regulations are attached (the "Lease"), the Building directory shall, if and when approved by Landlord, be inscribed, painted or affixed for each tenant by Landlord, at the expense of such tenant, and shall be of a size, color and style acceptable to Landlord. Only Tenant named in the Lease shall be entitled to appear on the directory tablet. Additional names may be added in Landlord's sole discretion under such terms and conditions as the Landlord may approve.

         4. Neither the sashes, sash doors, skylights or windows that reflect or admit light and air into the halls, passageways or other public places in the Building nor the heating, ventilating and air conditioning vents and doors shall be covered or obstructed by any tenant, nor shall any bottles, parcels or other articles be placed on the window sills or on the peripheral heating enclosures. Tenant shall have no right to remove or change shades, blinds or other window coverings within the Premises without Landlord's consent. Tenant acknowledges that although the windows are not hermetically sealed Tenant is not permitted to open such windows.

         5. No showcases or other articles shall be put by Tenant in front of or affixed to any part of the exterior of the Building, nor placed in the Public Areas.

         6. No acids, vapors or other harmful materials shall be discharged, or permitted to be discharged, into the waster lines, vents or flues of the Building. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were designed and constructed, and no sweepings, rubbish, rags, acids or other foreign substances shall be thrown or deposited therein. Nothing shall be swept or thrown into the Public Areas or other areas of the Building, or into or upon any heating or ventilating vents or registers or plumbing apparatus in the Building, or upon adjoining buildings or land or the street. The cost of repairing any damage resulting from any misuse of such fixtures, vents, registers and apparatus and the cost of repairing any damage to the Building, or to any facilities of the Building, or to any adjoining building or property, caused by any tenant, or the employees, agents, licensees or invitees of such tenant, shall be paid by such tenant. Any cuspidors or similar containers or receptacles shall be emptied, cared for and cleaned by and at the expense of such tenant.

         7. Except as otherwise permitted in the Lease; Tenant shall not mark, paint, drill into, or in any way deface, any part of the Premises of the Building; no boring, cutting or stringing of wires shall be permitted, except with the prior written consent of, and as directed by, Landlord; no telephone, telegraph or other wires or instruments shall be introduced into the Building by any tenant except in a manner approved by Landlord; Tenant shall not lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of its premises, and, if linoleum or other similar floor covering is desired to be used, an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

         8. No vehicles, fish or birds of any kind shall be brought into, or kept in or about, the Premises.

         9. No noise, including, but not limited to music, the playing of musical instruments, recordings, radio or television, which, in the judgment of Landlord, might



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disturb other tenants in the Building, shall be made or permitted by any tenant.
Nothing shall be done or permitted by any tenant which would impair or interfere with the use or enjoyment by any other tenant of any other space in the Building.

         10. Nothing shall be done or permitted in the Premises, and nothing shall be brought into, or kept in or about the Premises, which would impair or interfere with any of the Building Equipment or the services of the Building or the proper and economic heating, ventilating, air conditioning, cleaning or other services of the Building or the Premises, nor shall there be installed by any tenant any ventilating, air conditioning, electric or other equipment of any kind which, in the judgment of Landlord, might cause any such impairment or interference. No tenant, nor the employees, agents, licensees or invitees of any tenant, shall at any time bring or keep upon its premises any inflammable, combustible or explosive fluid, chemical or substance.

         11. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any tenant, nor shall any changes be made in locks or the mechanism thereof. Duplicate keys for the Premises and toilet rooms shall be procured only from Landlord, and Landlord may make a reasonable charge therefor based upon Landlord's actual cost. Each tenant shall, upon the expiration or sooner termination of the Lease of which these Rules and Regulations are a part, turn over to Landlord all keys to stores, offices and toilet rooms, either furnished to, or otherwise procured by, such tenant, and in the event of the loss of any keys furnished by Landlord, such tenant shall pay to Landlord the cost of replacement locks. Notwithstanding the foregoing, Tenant may, wit Landlord's prior consent, install a security system in the Premises which uses master codes or cards instead of keys provided that Tenant shall provide Landlord with the master code or card for such system.

         12. All removals, or the carrying in or out of any safes, freight, furniture, packages, boxes, crates or any other object or matter of any description shall take place only during such hours and in such elevators as Landlord may from time to time reasonably determine, which may involve overtime work for Landlord's employees. Tenant shall reimburse Landlord for extra costs reasonably incurred by Landlord including but not limited to the cost of such overtime work. Landlord reserves the right to inspect all objects and matter to be brought into the Building and to exclude from the Building all objects and matter which violate any of these Rules and Regulations or the Lease of which these Rules and Regulations are apart. Landlord may require any person leaving the Building with any package or other object or matter to submit a pass, listing such package or object or matter, from the tenant from whose premises the package or object or matter is being removed, but the establishment or enforcement of such requirement shall not impose any responsibility on Landlord for the protection of any tenant against the removal of property from the premises of such tenant. Landlord shall in no way be liable to any tenant for damages or loss arising from the admission, exclusion or rejection of any person to or from the Premises or the Building under the provisions of Rule 12 or of Rule 15 hereof.

         13. No tenant shall use or occupy, or permit any portion of its premises to be used or occupied, as an office for a public stenographer or public typist, or for the



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possession, storage, manufacture or sale of narcotics or dope or as a barber, beauty or manicure shop, telephone or telegraph agency, telephone or secretarial service, messenger service, travel or tourist agency, retail, wholesale or discount shop for sale of merchandise, retail service shop, labor union, classroom, company engaged in the business of renting office or desk space, or for a public finance (personal loan) business, or as a hiring employment agency, or as a stock brokerage board room. No tenant shall engage or pay any employee in its premises, except those actually working for such tenant on its premises, nor advertise for laborers giving an address at the Building. No tenant shall use its premises or any part thereof, or permit the Premises or any part thereof to be used, as a restaurant, shop, booth or other stand, or for the conduct of any business or occupation which predominantly involves direct patronage of the general public, or for manufacturing, or for the sale at retail or auction of merchandise, goods or property of any kind.

         14. Landlord shall have the right to prohibit any advertising or identifying sign by any tenant which, in the judgment of Landlord, tends to impair the appearance or reputation of the Building or the desirability of the Building as a building for offices, and upon written notice from Landlord, such tenant shall refrain from and discontinue such advertising or identifying sign.

         15. Landlord reserves the right to exclude from the Building all employees of any tenant who does not present a pas to the Building signed by such tenant. Landlord or its agent will furnish passes to persons for whom any tenant requests same in writing. Landlord reserves the right to require all other persons entering the Building to sign a register, to be announced to the tenant such person is visiting, and to be accepted as a visitor by such tenant or to be otherwise properly identified (and, if not so accepted or identified, reserves the right to exclude such persons from the Building) and to require persons leaving the Building to sign a register or to surrender a pass given to such person by the tenant visited. Each tenant shall be responsible for all persons for whom it requests any such pass or any person whom such tenant so accepts, and such tenant shall be liable to Landlord for all acts or omissions of such persons. Any person whose presence in the Building at any time shall, in the judgment of Landlord, be prejudicial to the safety, character, security, reputation or interests of the Building or the tenants of the Building may be denied access to the Building or may be ejected from the building. In the event of invasion, riot, public excitement or other commotion, Landlord may prevent all access to the Building during the continuance of the same by closing the doors or otherwise, for the safety of tenants and the protection of property in the Building.

         16. Unless Landlord shall otherwise request, each tenant, before closing and leaving its premises at any time, shall see that all lights are turned out. All entrance doors in the Premises shall be kept locked by each tenant when its premises are not in use. Entrance doors shall not be left open at any time.

         17. Each tenant shall, at the expense of such tenant, provide light, power and water for the employees of Landlord, and the agents, contractors and employees of Landlord, while doing janitor service or other cleaning in the premises demised to such tenant and while making repairs or alterations in its premises.



                                      116
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         18. The premises shall not be used for lodging or sleeping or for any immoral or illegal purpose.

         19. The requirements of tenants will be attended to only upon application at the office of the Building. Employees of Landlord shall not perform any work or do anything outside of their regular duties, unless under special instructions from Landlord.

         20. Canvassing, soliciting and peddling in the Building are prohibited and each tenant shall cooperate to prevent the same.

         21. The employees, agents, licensees and invitees of any tenant shall not loiter around the Public Areas or the front, roof or any part of the Building used in common by other occupants of the Building.

         22. There shall not be used in any space, or in the Public Areas, either by any tenant or by others, in the moving or delivery or receipt of safes, freight, furniture, packages, boxes, crates, paper, office material or any other matter or thing, any hand trucks except those equipped with rubber tires, side guards and such other safeguards as Landlord shall require. No hand trucks shall be used in passenger elevators.

         23. No tenant shall cause or permit any odors of cooking or other processes, or any unusual or objectionable odors, to emanate from its premises which would annoy other tenants or create a public or private nuisance. No cooking shall be done in the Premises except as is expressly permitted in the Lease of which these Rules and Regulations are a part, except that Tenant shall be permitted to use microwave ovens in any breakroom or lunch room located in the Premises.

         24. All paneling, doors, trim or other wood products not considered furniture shall be of fire-retardant materials. Before installation of any such materials, certification of the materials' fire-retardant characteristics shall be submitted to and approved by Landlord, and installed in a manner approved by Landlord.

         25. Landlord reserves the right to rescind, alter, waive or add, as to one or more or all tenants, any rule or regulation at any time prescribed for all tenants of the Building generally when, in the reasonable judgment of Landlord, Landlord deems it necessary or desirable for the reputation, safety, character, security, care, appearance or interests of the Building, or the preservation of good order therein, or the operation or maintenance of the Building, or the equipment thereof, or the comfort of tenants or others in the Building. No rescission, alteration, waiver or addition of any rule or regulation in respect of one tenant shall operate as a rescission, alteration or waiver in respect of any other tenant.

         26. In the event of any conflict or inconsistency between-the provisions of this Exhibit N and the Lease, the provisions of the Lease shall prevail.


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                                    Exhibit O

                       Form of Tenant Estoppel Certificate

                    TENANT ESTOPPEL CERTIFICATE AND AGREEMENT

                     (PREMISES: 233 BROADWAY, NEW YORK CITY)

THIS IS TO CERTIFY THAT:

1. The undersigned is the Lessee (the "Tenant") under that certain lease (the "Lease") dated as specified in 6(a) below, by and between 233 Broadway Owners LLC, as Lessor (the "Landlord"), and the undersigned or the person specified in 6(b) below, as Lessee, covering those certain premises commonly known and designated as the floors or portions thereof specified in 6(c) below (the "Premises"), at 233 Broadway, in the Borough of Manhattan, City, County and State of New York.

2. The Lease (i) constitutes the entire agreement between the undersigned and the Landlord with respect to the Premises, (ii) has not been modified, changed, altered, or amended in any respect (except as indicated in 6(h) below), and (iii) is the only Lease between the undersigned and the Landlord affecting the Premises.

3. The undersigned has accepted and now occupies the entire premises covered by the Lease, and all improvements required by the terms of the Lease to be made by the Landlord have been completed to the satisfaction of the undersigned.

4. (i) No party to the Lease is in default, (ii) the Lease is in full force and effect, (iii) full rental is accruing thereunder and (iv) as of the date hereof the undersigned has no charge, lien or claim of offset (and no claim for any credit or deduction) under the Lease or otherwise, against rents or other charges due or to become due thereunder or on account of any prepayment of rent more than 30 days in advance of its due date.

5. Since the date of the Lease, there has been no material adverse change in the financial condition of the undersigned, and there are no actions, whether voluntary or otherwise, pending against the undersigned under the bankruptcy, reorganization, arrangement, moratorium, or similar laws of the United States, any state thereof, or any other jurisdiction.

6.       (a)  The date of the Lease is

         (b) The original Lessee of the Lease, if different from the undersigned, was __________.

         (c)  The premises covered by the Lease are Suite ___, ___ floor.



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         (d)  The term of the Lease began (or is scheduled to begin) on and the expiration date is ___________.

         (e) The fixed rent and additional rent for the Premises has been paid to and including ____________.

         (f) The monthly fixed rent currently being paid pursuant to the Lease is $________ which includes $________ for electricity and $________ for the Additional Rent Escalation. Tenant has paid ____ for the Real Estate Tax Escalation for the period _______ through
              _______.

         (g) The Landlord is holding a security deposit for the Tenant in the amount of ________.

         (h)  The following are exceptions to the statements in 2(ii):

7. There are no tenant allowances, tenant improvement contributions, settlement amounts, rebates or other obligations owing from Landlord to Tenant except: _______

8. A true and correct copy of the Lease and all amendments thereto is attached to this letter.

9. This estoppel certificate may be relied upon by 233 Broadway Owners LLC and _______________________________________________.


                                           Dated: ______________________________

                                           By: _________________________________

                                           Title: ______________________________

                                           Signed On: __________________________




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



                                    Exhibit P

                               Memorandum of Lease

         THIS MEMORANDUM OF LEASE (hereinafter referred to as the "Memorandum of Lease") is made and entered into as of the ____ day of November, 1999 by and between 233 BROADWAY OWNERS LLC, a New York limited liability company, with an office c/o The Witkoff Group LLC, with an office at 220 East 42nd Street, New York, New York 10017 (hereinafter referred to as "Landlord"), and ORGANIC INC., a Delaware corporation, with an office at 5 10 Third Street, 5th Floor, San Francisco, California 94107 (hereinafter referred to as "Tenant").

                              W I T N E S S E T H:

         For and in consideration of the sum of One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and the further consideration of the covenants and undertakings hereinafter set forth, as well as each and every covenant, agreement and undertaking set forth in that certain Lease between Landlord and Tenant dated as of the date hereof (hereinafter referred to as the "Lease"), an executed copy whereof is in the possession of each party hereto and all of which terms and conditions are by reference made a part hereof as fully and completely as if herein specifically set out in full, Landlord and Tenant do hereby covenant and agree as follows:

         1. LEASED PREMISES. Subject in all respects to the terms, provisions and conditions of the Lease, by virtue of the Lease, Landlord has leased to Tenant a leasehold estate and Tenant has leased from Landlord on the date of execution of the Lease: (i) the thirteenth (13th), fourteenth (14th), fifteenth
(15th) and sixteenth (16th) floors, in accordance with the terms of the Lease (collectively, "the Premises"), in that certain building (the "Building") located at 233 Broadway, New York, New York more particularly described on Schedule A annexed hereto (the "Land").

         2. TERM. Subject in all respects to the terms, provisions and conditions of the Lease, the original term of the Lease shall commence on the date hereof (the "Term Commencement Date") and, unless sooner terminated pursuant to law or pursuant to any of the terms of the Lease, shall end on the last day of the month in which the fifteenth anniversary of the Base Rent Commencement Date occurs (the "Expiration Date"). In addition, subject to the terms, provisions and conditions of the Lease, Tenant shall have the option to extend the term of the Lease beyond the Expiration Date for up to one (1) period of five (5) years.

         3. EXPANSION AND REDUCTION OF PREMISES. Subject in all respects to the terms, provisions, conditions and expansion options set forth in the Lease, Tenant may elect to expand the Premises to include the floors in the Building set forth below:



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

         (a) The twelfth (12th) floor compromised of 27,845 rentable square feet.

         (b) The seventeenth (17th) floor comprised of 28,098 rentable square feet.

         (c) The eighteenth (18th) floor comprised of 28,098 rentable square feet.

         (d) The nineteenth (19th) floor comprised of 28,098 rentable square feet.

         4. USE. Subject in all respects to the terms, provisions and conditions of the Lease, Tenant shall use the Premises for general and administrative office use, which may include a cafeteria, telecommunication facilities, data services, conference center mail or other commonly used facilities of Tenant for use for Tenant's employees and such ancillary uses which are consistent with the Class A nature of the Building.

         5. CONFLICTING PROVISIONS. In the event that any conflict exists between the terms and provisions of this Memorandum of Lease and the terms and provisions of the Lease, the terms and provisions of the Lease shall be deemed controlling in all respects.

         6. EFFECT OF MEMORANDUM OF LEASE. Landlord and Tenant have executed, delivered and shall record this Memorandum of Lease for the purpose of giving notice to third persons of the existence and effect of the Lease without recording the entire Lease itself. It is acknowledged that the complete, detailed terms, covenants and conditions of the Lease appear in the Lease itself, copies of which are in the possession of the parties hereto. Nothing contained herein is intended to or does change, modify or affect any of the terms or provisions of the Lease or the rights, duties, obligations, conditions and agreements created thereby, all of which remain in fall force and effect.

         IN WITNESS WHEREOF, the parties hereto have executed this Memorandum of Lease as of the day and year first above written.

                                        LANDLORD:

                                        233 Broadway Owners LLC

                                        By:
                                            ------------------------------------

                                        TENANT:

                                        Organic, Inc.

                                        By:
                                            ------------------------------------



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                                    Exhibit Q

                 Location Map of Seventeenth Floor Option Space

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                                    Exhibit R

                  Location Map of Nineteenth Floor Option Space

                                    Exhibit S

                   Location Map of Twelfth Floor Option Space

                                    Exhibit T

                  Location Map of Eighteenth Floor Option Space

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                                    Exhibit U

                            Landlord's HVAC Equipment

         The Landlord agrees to provide two (2) new 40 Ton DX AHU's to serve the flow. AHU's shall be equipped with variable speed drives, DX Coils, hot water heating coils and full capacity economizer coils with a condenser entering water temperature of 53(degree) F. Landlord shall bear all costs of operating and maintaining building provided heating and cooling systems.

         AHU's to provide discharge air of sufficient quantity and temperature to maintain a space temperature of 20(degree)F year round . Outside air shall be supplied at a rate of twenty CFM per person based on occupancy of one person per 100 square foot. Power and lighting allowable heat gains shall be 6 watts per square foot.

         The Landlord agrees to provide complete mechanical systems including mechanical equipment rooms, condenser waterpiping, return air boots, supply air ductwork extending outside of MER for Tenants connection, outside air connection, and all related louvers, plenums, dampers, fire dampers, controls, etc. Sound levels outside MER shall not exceed NC-45.

                                 SUBORDINATION,
                    NON-DISTURBANCE AND ATTORNMENT AGREEMENT


                            233 BROADWAY OWNERS LLC,
                                    LANDLORD


                                    ORGANIC,
                                     TENANT


                          LEHMAN BROTHERS HOLDINGS INC.
                                     LENDER


                                    PREMISES:
                      A PORTION OF THE BUILDING LOCATED AT
                                  233 BROADWAY
                               NEW YORK, NEW YORK


                              RECORD AND RETURN TO:

                               JILL D. BLOCK, ESQ.
                           SHAPIRO, SHAPSES, BLOCK LLP
                              315 PARK AVENUE SOUTH
                                   19TH FLOOR
                            NEW YORK, NEW YORK 10010

                       SUBORDINATION, NON-DISTURBANCE AND

                              ATTORNMENT AGREEMENT

         This SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT dated this _______ day of __________, 1999 among 233 BROADWAY OWNERS LLC, with an address at c/o The Witkoff Group LLC ("Landlord"), ORGANIC, a New York corporation with an address at ______________, New York, New York ______ ("Tenant"). and LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation with an address at 3 World Financial Center, New York, New York 10285 ("Lender").

                              W I T N E S S E T H:

         WHEREAS, on December 4, 1998 Lender made (i) a loan to Landlord in the principal amount of $105,000,000.00 of which the principal sum of $105,000,000 is now outstanding (the "Senior Loan") secured by a first mortgage lien and security interest (the "Senior Mortgage") encumbering the real property and improvements known as and located at 233 Broadway Owners LLC, New York, New York and more particularly described on Exhibit A hereto (the "Mortgaged Property"), and (ii) a certain subordinate loan to Landlord in the principal amount of $56,135,706.41 (the "Subordinate Loan") secured by a subordinate mortgage lien and security interest (the "Subordinate Mortgage") encumbering the Mortgaged Property;

         WHEREAS, Landlord and Tenant are parties to that certain Lease affecting a portion of the Mortgaged Property (such portion, the "Premises") dated __________, 1999 (the "Lease").

         WHEREAS, as security for its obligations in respect of the Loan Landlord has assigned to Lender all of Landlord's right, title and interest in and to all existing and future leases affecting the Mortgaged Property, including the Lease, and the rents payable thereunder;

         WHEREAS, the Lease is subject and subordinate to the Senior Mortgage and the Subordinate Mortgage, and Tenant's right, title and interest in, to and under the Lease are subject and subordinate to Lender's right, title and interest in, to and under the Senior Mortgage and the Subordinate Mortgage;

         WHEREAS, Tenant has requested that Lender give certain assurances that, subject to the terms and conditions of this Agreement, Tenants possession of the Premises will not be disturbed by reason of foreclosure of the lien of either the Senior Mortgage or the Subordinate Mortgage, or both, as the case may be;

         WHEREAS, Lender is only willing to provide such assurances to Tenant upon and subject to the express terms and conditions of this Agreement; and

         WHEREAS, Landlord and Tenant have agreed to execute and deliver this Agreement to Lender.

         NOW, THEREFORE, in consideration of the mutual premises herein contained, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto do mutually covenant and agree as follows:

         1. The Lease is and at all times hereafter shall be subject and subordinate in all respects to the Senior Mortgage and the Subordinate Mortgage and to all renewals, modifications, substitutions, consolidations and extensions thereof, and to all other future mortgages affecting the Mortgaged Property held by Lender.

         2. Any provision in the Lease to the contrary notwithstanding, a notice by Tenant to Landlord of a default under the Lease by Landlord, which default is of such a nature as to give Tenant a right to terminate the Lease, to reduce the rent payable under the Lease or to credit or offset against future rents, shall be effective only if: (a) such notice is also given to Lender; and (b) Lender shall not have cured or remedied such default by the later to occur of: (i) thirty (30) days after Lenders receipt of such notice; or (ii) thirty (30) days after the expiration of any applicable notice or grace period under the Lease; provided, however, that if: (A) such default is not reasonably capable of being cured within the applicable period; and (B) Lender shall diligently proceed with its efforts to cure, Lender shall have a reasonable additional period to cure such default. Lender shall have the right, but not the obligation, to remedy or cure any such default.

         3. So long as Tenant Is not In default in the payment of rent, additional rent or other charges, or in the performance of any of the terms, covenants or conditions of the Lease, such default continuing beyond any applicable notice or grace period, Tenants occupancy of the Premises during the original or any renewal term of the Lease or any extension thereof shall not be disturbed by Lender by reason of foreclosure of the Senior Mortgage or the Subordinate Mortgage, or both, as the case may be, the acceptance by Lender or Its designee of a deed in lieu of foreclosure, or the exercise of any remedy available at law, in equity or under the Senior Mortgage or the Subordinate Mortgage.

         4. Lender's receipt of the rents payable by Tenant under the Lease, pursuant to the Senior Mortgage and the Subordinate Mortgage or any assignment of the Lease, shall not obligate Lender to perform Landlord's obligations under the Lease. Tenant shall make all payments under the Lease to Lender or its designee upon receipt of written notice that such right has accrued, and Tenant agrees not to prepay any sums payable by Tenant under the Lease. Lenders receipt of such rent shall not relieve Landlord of its obligations under the Lease, and Tenant shall continue to look solely to Landlord for performance of such obligations.

         5. Upon Lender's succession to the rights of Landlord under the Lease, whether through possession, termination or cancellation of the Lease, surrender, assignment, judicial action, subletting, foreclosure, delivery of a deed in lieu of foreclosure or otherwise, Tenant will attorn to and recognize Lender as the landlord under the Lease, and Lender will accept such attornment and recognize Tenant's rights of possession and use of the Premises in accordance with the terms of the Lease. Without further evidence of such attornment and acceptance, Tenant shall be bound by, and shall comply with, each and every term, provision, covenant and obligation contained in the

Lease on Tenant's part to be performed. Nothing contained in this Agreement, or in any other instrument including, without limitation, the Lease, shall impose upon Lender an obligation to complete or renovate the Premises for the benefit of Tenant. Tenant's agreement to attorn shall not be construed as amending Landlord's obligations under the Lease.

         6. Lender shall not in any way or to any extent be:

                  (a) viable for any act or omission of any prior landlord (including Landlord) in contravention of any provision of the Lease;

                  (b) Subject to any offset, claim or defense which Tenant might have against any prior landlord (including Landlord), unless Lender has been given notice and an opportunity to cure the condition giving rise to such offset, claim or defense as provided in Section 2 hereof;

                  (c) bound by any rent or additional rent which Tenant might have paid more than thirty (30) days in advance to any prior landlord (including Landlord);

                  (d) bound by any agreement or modification of the Lease or of any Lease guaranty made Without Lenders prior written consent; or

                  (e) in any way responsible for any security or other deposit which was delivered to Landlord, and not forfeited by Tenant, but which was not subsequently delivered to Lender.

         7. If Lender or its designee acquires title to the Mortgaged Property as a result of foreclosure of the Senior Mortgage or Subordinate Mortgage, acceptance of a deed in lieu of foreclosure, or by obtaining control of the Premises pursuant to the remedies available to Lender at law, in equity, under the Senior Mortgage or Subordinate Mortgage, or otherwise, Tenant shall have no recourse to any assets of Lender or such designee and, except for any right that might exist as set forth in Section 6(b) hereof, Tenant's sole remedy for any act or omission of Lender or such designee in contravention of any provision of the Lease shall be to terminate the Lease without recourse. Lenders acquisition of title to or control of the Mortgaged Property, or the performance by Lender of any of the obligations of Landlord under the Lease, shall in no event be construed as an assumption of the Lease by Lender. Upon Lenders or its designee's acquisition of title to the Mortgaged Property, the Lease shall be deemed automatically modified to include the provisions contained herein notwithstanding any other provisions of the Lease.

         8. Tenant shall execute such other documents as Lender, in its sole discretion, may deem necessary or appropriate to evidence the subordination of the Lease to the Senior Mortgage and Subordinate Mortgage; provided, however, that such documents shall not materially adversely affect the parties' rights or obligations under the Lease.

         9. Any notice, demand, statement, request or consent given or made hereunder shall be in writing and shall be deemed given on the next business day if sent by Federal Express or other reputable overnight courier and designated for next business day delivery, or on the third day following the day such notice is deposited with the United States postal service first class certified mail, return receipt requested, addressed to the address, as set forth above, of the party to whom such notice is to be given, or to such other address or additional party as Landlord, Tenant or Lender, as the case may be, shall in like manner designate in writing.

         A copy of each notice, demand statement, request or consent given or made hereunder shall be delivered in the manner herein provided for the giving of notice to the following address:

                            Copies of notices to Landlord to:

                            James F. Stomber, Jr., Esq.
                            233 Broadway Owners LLC
                            c/o The Witkoff Group LLC
                            220 East 42nd Street
                            New York, New York 10017

                            Copies of notices to Tenant to:

                            Davis & Gilbert LLP
                            1740 Broadway
                            New York, New York 10019
                            Attention: Chairperson, Real Estate Division

                            Copies of notices to Lender to:

                            Jill D. Block, Esq.
                            Shapiro, Shapses, Block LLP
                            315 Park Avenue South, 19th Fl.
                            New York, New York 10010

         10. This Agreement shall be binding upon and shall inure to the parties, their respective heirs, successors and assigns.

         11. This Agreement shall be governed by, and construed in accordance with, the laws of the State in which the Mortgaged Property is located, without giving effect to conflict of laws principles or otherwise.

         12. This Agreement may be executed in any number of counterparts and each such duplicate original shall be deemed to be an original.

         13. This Agreement may not be changed, amended or modified in any manner other than by an agreement in writing specifically referring to this Agreement and executed by the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                        LEHMAN BROTHERS HOLDINGS INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:


                                        233 BROADWAY OWNERS LLC


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:


                                        ORGANIC


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

STATE OF NEW YORK   )
                    :ss.:
COUNTY OF NEW YORK  )

         On this ___ day of ______________, in the year 1999, before me personally appeared, to me known, who, being by me duly sworn, did depose and say that he resides at _____________________; that he is an Authorized Signatory of LEHMAN BROTHERS HOLDINGS INC., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by authority of the board of directors of said corporation.


                                        ----------------------------------------
                                                     Notary Public

STATE OF _________________ )
                           :ss.:
COUNTY OF ________________ )

         On the ____ day of _____________ in the year 1999 before me, the undersigned, personally appeared __________________ personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.


                                        ----------------------------------------
                                                     Notary Public

STATE OF _________________ )
                           :ss.:
COUNTY OF ________________ )

On the ___ day of ___________, 1999, before me personally came _________________
to me known, who, being by me duly sworn, did depose and say that he resides at No. _____________________________________ that he is the ________________ of
ORGANIC, the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that t was so affixed by order of the board of directors of said corporation, and that he signed his name thereto by like order.


                                        ----------------------------------------
                                                     Notary Public

                                    EXHIBIT A

                                Legal Description

                               Memorandum of Lease

         THIS MEMORANDUM OF LEASE (hereinafter referred to as the "Memorandum of Lease") is made and entered into as of the __________ day of November, 1999 by and between 233 BROADWAY OWNERS LLC, a New York limited liability company, with an office c/o The Witkoff Group LLC, with an office at 220 East 42d Street, New York, New York 10017 (hereinafter referred to as "Landlord"), and ORGANIC INC., a Delaware corporation, with an office at 510 Third Street, 5th Floor, San Francisco, California 94107 (hereinafter referred to as "Tenant").

                                   WITNESSETH:

         For and in consideration of the sum of One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and the further consideration of the covenants and undertakings hereinafter set forth, as well as each and every covenant, agreement and undertaking set forth in that certain Lease between Landlord and Tenant dated as of the date hereof (hereinafter referred to as the "Lease"), an executed copy whereof is in the possession of each party hereto and all of which terms and conditions are by reference made a part hereof as fully and completely as if herein specifically set out in full, Landlord and Tenant do hereby covenant and agree as follows:

         1. LEASED PREMISES. Subject in all respects to the terms, provisions and conditions of the Lease, by virtue of the Lease, Landlord has leased to Tenant a leasehold estate and Tenant has leased from Landlord on the date of execution of the Lease: (i) the thirteenth (13th), fourteenth (14th), fifteenth
(15th) and sixteenth (16th) floors, in accordance with the terms of the Lease (collectively, "the Premises"), in that certain building (the "Building") located at 233 Broadway, New York, New York more particularly described on Schedule A annexed hereto (the "Land").

         2. TERM. Subject in all respects to the terms, provisions and conditions of the Lease, the original term of the Lease shall commence on the date hereof (the "Term Commencement Date") and, unless sooner terminated pursuant to law or pursuant to any of the terms of the Lease, shall end on the last day of the month in which the fifteenth anniversary of the Base Rent Commencement Date occurs (the "Expiration Date"). In addition, subject to the terms, provisions and conditions of the Lease, Tenant shall, have the option to extend the term of the Lease beyond the Expiration Date for up to one (1) period of five (5) years.

         3. EXPANSION AND REDUCTION OF PREMISES. Subject in all respects to the terms, provisions, conditions and expansion options set forth in the Lease, Tenant may elect to expand the Premises to include the floors in the Building set forth below:

                  (a) The twelfth (12th) floor compromised of 27,845 rentable square feet.

                  (b) The seventeenth (17th) floor comprised of 28,098 rentable square feet.

                  (c) The eighteenth (18th) floor comprised of 28,098 rentable square feet.

                  (d) The nineteenth (19th) floor comprised of 28,098 rentable square feet.

         4. USE. Subject in all respects to the terms, provisions and conditions of the Lease, Tenant shall use the Premises for general and administrative office use, which may include a cafeteria, telecommunication facilities, data services, conference center mail or other commonly used facilities of Tenant for use for Tenant's employees and such ancillary uses which are consistent with the Class A nature of the Building.

         5. CONFLICTING PROVISIONS. In the event that any conflict exists between the terms and provisions of this Memorandum of Lease and the terms and provisions of the Lease, the terms and provisions of the Lease shall be deemed controlling in all respects.

         6. EFFECT OF MEMORANDUM OF LEASE. Landlord and Tenant have executed, delivered and shall record this Memorandum of Lease for the purpose of giving notice to third persons of the existence and effect of the Lease without recording the entire Lease itself. It is acknowledged that the complete, detailed terms, covenants and conditions of the Lease appear in the Lease itself, copies of which are in the possession of the parties hereto. Nothing contained herein is intended to or does change, modify or affect any of the terms or provisions of the Lease or the rights, duties, obligations, conditions and agreements created thereby, all of which remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have executed this Memorandum of Lease as of the day and year first above written.

                                        LANDLORD:

                                        233 Broadway Owners LLC

                                        By:
                                            ------------------------------------

                                        TENANT:

                                        Organic, Inc.

                                        By:
                                            ------------------------------------

                                      LEASE


                            233 BROADWAY OWNERS LLC,

                                   a New York
                      limited liability company (LANDLORD)

                                       and

                                  ORGANIC, INC.

                         a Delaware corporation (TENANT)






                                  233 BROADWAY
                               NEW YORK, NEW YORK

                                TABLE OF CONTENTS

                                                                            PAGE
1. DEFINITIONS AND BASIC PROVISIONS...........................................5

2. LANDLORD'S AUTHORITY; PREMISES; TERM, RENEWAL.............................13

3. RENTABLE AREA.............................................................16

4. BASE RENT.................................................................16

5. ADDITIONAL RENT - ESCALATIONS.............................................16

6. LATE CHARGE...............................................................28

7. LANDLORD'S WORK...........................................................28

8. LANDLORD'S OBLIGATIONS - UTILITIES AND SERVICES...........................34

9. USE.......................................................................41

10. COMPLIANCE WITH LAWS.....................................................42

11. REPAIRS..................................................................44

12. ALTERATIONS BY TENANT....................................................46

13. INSPECTIONS..............................................................49

14. SIGNS....................................................................49

15. BUILDING DIRECTORY.......................................................50

16. INSURANCE: WAIVER OF SUBROGATION.........................................50

17. TENANT'S EQUIPMENT.......................................................52

18. NON-LIABILITY AND INDEMNIFICATION........................................53

19. ASSIGNMENT AND SUBLETTING................................................55

20. SUBORDINATION AND ATTORNMENT.............................................60

21. ACCESS, CHANGE IN FACILITIES.............................................62

22. RULES AND REGULATIONS....................................................64

23. DAMAGE OR DESTRUCTION....................................................64

24. EMINENT DOMAIN...........................................................66

25. CONDITIONS OF LIMITATION.................................................68

26. REMEDIES.................................................................69

27. SURRENDER OF PREMISES....................................................72

28. BROKERAGE................................................................73

29. TENANT ESTOPPEL CERTIFICATES.............................................73

30. LANDLORD ESTOPPEL CERTIFICATES...........................................73

31. NOTICES..................................................................73

32. PERSONAL MATTERS.........................................................74

33. ENVIRONMENTAL MATTERS....................................................74

34. ARBITRATION..............................................................77

35. SECURITY AREA............................................................78

36. NO RECORDING.............................................................78

37. MISCELLANEOUS............................................................78

38. EXPANSION OPTION.........................................................81

39. EIGHTEENTH FLOOR STORAGE SPACE...........................................83

40. TERMINATION RIGHT OF TENANT..............................................83

41. THE LOWER MANHATTAN PLAN.................................................83

42. GUARANTEE, SECURITY DEPOSIT..............................................86

43. RIGHT OF FIRST REFUSAL...................................................87

44. SURRENDER SPACE..........................................................88

                                    EXHIBITS

Exhibit A-1  Location Map of Thirteenth Floor Premises

Exhibit A-2  Location Map of Fourteenth Floor Premises

Exhibit A-3  Location Map of Fifteenth Floor Premises

Exhibit A-4  Location Map of Sixteenth Floor Premises

Exhibit B    Form of Subordination, Nondisturbance and Attornment Agreement

Exhibit C    Legal Description of the Land

Exhibit D    Form of Guaranty of Lease

Exhibit E    Operating Expenses

Exhibit F    Landlord's Work

Exhibit G    Confirmation of Beneficial Occupancy Date Agreement

Exhibit H    Form of Application for Payment

Exhibit I    Cleaning Specifications for the Premises

Exhibit J    HVAC Specifications

Exhibit K    INTENTIONALLY DELETED

Exhibit L    INTENTIONALLY DELETED

Exhibit M    Floor Loads

Exhibit N    Rules and Regulations

Exhibit 0    Form of Tenant Estoppel Certificate

Exhibit P    Memorandum of Lease

Exhibit Q    Location Map of Seventeenth Option Space

Exhibit R    Location Map of Nineteenth Floor Option Space

Exhibit S    Location Map of Twelfth Floor Option Space

Exhibit T    Location Map of Eighteenth Floor Option Space

Exhibit U    Landlord's HVAC Equipment